[Cover]

                                                               [Pioneer Logo]

PIONEER VISION(sm)
PIONEER VISION 2(sm)
VARIABLE ANNUITY

Pioneer Variable Contracts Trust
  International Growth Portfolio
  Capital Growth Portfolio
  Growth Shares Portfolio
  Real Estate Growth Portfolio
  Growth and Income Portfolio
  Equity-Income Portfolio
  Balanced Portfolio
  Swiss Franc Bond Portfolio
  American Income Portfolio
  Money Market Portfolio

                                                               Annual Report
                                                               December 31, 1997

                                                PIONEER VARIABLE CONTRACTS TRUST
Table of Contents

Letter from the Chairman                               1
International Growth Portfolio
 Portfolio Management Discussion                       2
 Portfolio and Performance Update                      3
Capital Growth Portfolio
 Portfolio Management Discussion                       4
 Portfolio and Performance Update                      5
Growth Shares Portfolio
 Portfolio Management Discussion                       6
 Portfolio and Performance Update                      7
Real Estate Growth Portfolio
 Portfolio Management Discussion                       8
 Portfolio and Performance Update                      9
Growth and Income Portfolio
 Portfolio Management Discussion                      10
 Portfolio and Performance Update                     11
Equity-Income Portfolio
 Portfolio Management Discussion                      12
 Portfolio and Performance Update                     13
Balanced Portfolio
 Portfolio Management Discussion                      14
 Portfolio and Performance Update                     15
Swiss Franc Bond Portfolio
 Portfolio Management Discussion                      16
 Portfolio and Performance Update                     17
America Income Portfolio
 Portfolio Management Discussion                      18
 Portfolio and Performance Update                     19
Money Market Portfolio
 Portfolio Management Discussion                       1
Schedules of Investments and Financial Statements
 International Growth Portfolio                       20
 Capital Growth Portfolio                             32
 Growth Shares Portfolio                              41
 Real Estate Growth Portfolio                         47
 Growth and Income Portfolio                          52
 Equity-Income Portfolio                              59
 Balanced Portfolio                                   69
 Swiss Franc Bond Portfolio                           75
 America Income Portfolio                             81
 Money Market Portfolio                               86
Notes to Financial Statements                         91
Report of Independent Public Accountants              96

                                                PIONEER VARIABLE CONTRACTS TRUST

LETTER FROM THE CHAIRMAN 12/31/97

Dear Contract Owner,

I am pleased to introduce this newly expanded annual report for Pioneer Variable Contracts Trust, covering the year ended December 31, 1997. On behalf of all of us at Pioneer, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

Pioneer Variable Contracts Trust, the underlying funds for Pioneer Vision and Pioneer Vision 2 variable annuities, now offers a selection of 10 investment Portfolios. In 1997, we added Growth and Income Portfolio and Growth Shares Portfolio, which are modeled after our Pioneer Fund and Pioneer Growth Shares mutual funds, respectively. The array of investment options - and the added tax and insurance benefits annuities offer - continues to have wide appeal. The Portfolios had a total of $425 million in net assets by December 31.

All major U.S., and many international, stock markets rewarded investors with positive returns in 1997. However, recent months demonstrated that a new level of volatility and global connection appears to have entered world stock markets. In late October, the Dow Jones Industrial Average posted - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Asian markets plunged suddenly and repeatedly in the face of severe currency changes and slowing economies, and we continue to feel reverberations across the United States, Europe and Latin America. The increased volatility in the world's stock markets prompted many investors to rethink their investment strategy. Money poured into the U.S. bond market, driving prices up and yields down.

In this environment, we think it is critical to adhere to disciplined investment approaches with clear, long-term objectives and tested methodologies, like those followed by the managers of the Portfolios in Pioneer Variable Contracts Trust.

As you look over this report, you'll notice we have substantially expanded the information on each Portfolio. Now, in addition to the Portfolio Management Discussion, we are providing a graphical update, including performance, for most Portfolios. We hope you find this new approach informative.

I encourage you to read on to learn more about Pioneer Variable Contracts Trust. If you have questions about your investment, please contact your investment professional.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President


[side bar]

Money Market
Portfolio

Money Market Portfolio continued to provide current income and a stable $1 share price.
The Portfolio generated a total of $0.045 per share in dividends over the year ended
December 31, concluding 1997 with an
attractive 7-day yield of 4.93%. Overall, total return was 4.64% for the year, at net asset value - in line with the Portfolio's conservative investment style.

Demand for High-Quality Securities

The Portfolio invests exclusively in
high-quality money market instruments.
Specifically, holdings are issued by the U.S.
government, corporations and banks; all are given the highest rating by the two leading nationally recognized securities rating organizations, Standard & Poor's Investor
Services (A1) and Moody's Investor Services
(P1).

At fiscal year-end, the Portfolio's average maturity was 26 days. In comparison to the average money market fund, this is a relatively conservative strategy but it gives your Portfolio extra liquidity and mobility.

Heading Forward

Once again, our primary focus will be only the highest-quality issues of the U.S.
government and corporations. Because we
understand that investors are looking for a "safe harbor" in fast-moving markets, our investment team will continue to seek the liquidity and safety you have come to expect.

Respectfully,

/s/ Sherman B. Russ

Sherman B. Russ,
Portfolio Manager

Investments in Money Market Portfolio are not insured or guaranteed by the U.S. government.
There can be no assurance the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

[end sidebar]

International Growth Portfolio                 PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/97

[sidebar]

International investing may involve special risks, including differences in accounting and currency as well as economic and political instability.

The Portfolio's investment adviser,
Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[end sidebar]


International Growth Portfolio completed the year as markets worldwide worked to regain their footing in the midst of a burgeoning financial crisis in Southeast Asia. In this environment, the Portfolio's performance slowed from the strength shown earlier in the year, but its 4.87% total return, at net asset value with distributions reinvested, still bested the 1.78% return offered by the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index.

Performance Factors

Global market volatility at the end of October brought down stock prices around the world and erased some gains made by the Portfolio earlier in the period. We adjusted the Portfolio both before and in response to this turbulence. For instance, we began to substantially lighten holdings in Japan around mid-year. The strategy proved effective: Japan's economic and banking problems roiled its stock market, but the Portfolio's lowered exposure helped reduce losses. The emerging markets of Asia suffered to an extreme from currencies and stock markets that fell substantially. Again, we reduced holdings in a timely manner, dampening the downward effect. The Portfolio's large position in European stocks made a significant positive contribution to total return, and Latin American holdings also helped boost performance, despite their increased volatility in the final quarter.

Performance by Region

European stocks proved to be among the Portfolio's strongest performers over the year. Banking and financial stocks rose, helped by a recent trend of increased equity investment by Europeans. Portfolio holdings in these areas include commercial bank Skandia Enskilda Banken (Sweden) and financial services provider Julius Baer Holding (Switzerland).

Japan's difficulties accelerated over the period. Recent steps to increase economic growth were overshadowed by a weakening yen, an increase in sales tax and investor concerns over the growing budget deficit. On the plus side, the weaker yen made Japanese exports a better value to dollar-based buyers. Companies in the Portfolio that export goods include consumer electronics makers Sony, Canon and Nintendo, which all turned in a good year.

Asian emerging markets labored under slow economies hindered by declining currencies, lagging corporate earnings growth and heavily regulated securities markets - all of which drove down stock prices. A number of Latin American stocks contributed gains for the year, most notably in telecommunications, including Telefonica de Argentina and Telecomunicacoes Brasileiras.

Going Forward

The outlook for world stock markets varies by region, but we see plenty of value and potential across the globe. We believe compelling values still exist in the developed markets of Europe and that the economic fundamentals that precipitated the Continent's rise in stock prices are still in place. Japan has a long way to go toward economic recovery, but many Japanese companies are restructuring, indicating a commitment to success. In Asia, emerging markets have the potential to become very competitive; the key in this region is to separate likely winners from losers. In Latin America, we think infrastructure development offers tremendous investment potential. We are confident the Portfolio can offer solid long-term performance to those who keep a long-term perspective.

Respectfully,

/s/ Norman Kurland

Norman Kurland,
Portfolio Manager

International Growth Portfolio                 PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/97

            Portfolio Diversification
      (As a percentage of total portfolio)

[Pie Chart]
International Common Stocks                    79%
Depositary Receipts for International Stocks   11%
Short-Term Cash Equivalents                     8%
International Preferred Stocks                  2%
[End Pie Chart]

          Geographical Distribution
       (As a percentage of equity holding)

[Pie Chart]
Europe                                         59%
Asia                                           13%
Other                                          11%
Latin American                                 10%
Japan                                           7%
[End Pie Chart]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

Schibsted ASA                                1.87%
Telecom Italia SpA                           1.84%
Arriva Plc                                   1.72%
SK Telecom Co., Ltd.                         1.61%
Vodafone Group Plc                           1.53%

Fund holdings will vary for other periods.

--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/97      12/31/96
Net Asset Value per Share      $12.23        $11.83
Accumulation Unit Value          1.2108        1.1708

Distributions per Share    Income        Short-Term        Long-Term
(12/31/96 - 12/31/97)      Dividends     Capital Gains     Capital Gains
                           $0.031        $ 0.154           $ 0.008

--------------------------------------------------------------------------------

Performance of a $10,000 Investment

The following chart shows the value of an investment made in International Growth Portfolio, compared to the growth of the MSCI EAFE Index.

             MSCI               International
             EAFE                  Growth
Date         Index               Portfolio*
 3/95        10,000                 10,000
              9,990                 10,624
 6/95        10,350                 10,701
 9/95        11,040                 11,147
12/95        11,042                 11,598
 3/96        11,396                 11,933
 6/96        11,834                 12,122
 9/96        11,580                 12,107
12/96        11,985                 12,300
 3/97        12,502                 12,107
 6/97        13,874                 13,678
 9/97        14,110                 13,582
12/97        12,569                 12,518

The Morgan Stanley Capital International
(MSCI) EAFE (Europe, Australasia, Far East)
Index is an unmanaged, capitalization-
weighted index of international stock
markets. The Index includes Australia,
Austria, Belgium, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Italy, Japan,
Malaysia, the Netherlands, New Zealand,
Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.


[sidebar]

Average Annual Total Returns
(As of December 31, 1997)

Net Asset Value*

Period
Life-of-Portfolio        8.38%
1 Year                   4.87


Accumulation Unit Value
Pioneer Vision 2


               If          If
Period       Held**    Redeemed***
Life-of-     6.89%       5.32%
Portfolio
1 Year       3.42       -1.85

Accumulation Unit Value
Pioneer Vision

               If          If
Period       Held**    Redeemed***
Life-of-    6.89%        4.67%
Portfolio
1 Year      3.42        -3.09

The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.


* Reflects portfolio performance only. Does not reflect insurance fees or surrender charges.


** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.

*** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge, and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.
     [end sidebar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

Capital Growth Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/97

[sidebar]
Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.
[end sidebar]

Stock markets worldwide continued to demonstrate almost unprecedented volatility as Capital Growth Portfolio completed its fiscal year. The major U.S. stock market indexes advanced for the year overall, but most declined for the three-month period ended December 31. For the year, the Portfolio generated a 24.69% total return at net asset value. The Portfolio's total return was strong on an absolute basis, although it lagged the 33.29% return of the Standard & Poor's (S&P) 500 Index, a broad measure of large U.S. stocks. Throughout the year, investors generally preferred larger "growth" stocks; for the most part, they outperformed small and mid-sized stocks like those in your Portfolio.

Value Comes in Many Sizes

For your Portfolio, we use an "aggressive value" style to invest in companies of many sizes whose stocks are trading at prices substantially below what we see as their true worth. We look for companies ready for turnaround, ripe for takeover or whose stock price has been extremely, and undeservedly, beaten down. We evaluate company fundamentals, such as quality of management, cash flow, earnings growth and market share. Our style means we sometimes must wait for other investors to recognize the potential we see, but the low prices of these "value" stocks may also offer better price protection in a market downturn.

Even though your Portfolio invests in a great many small stocks, we keep an open mind about company size. This year, price declines in some larger stocks presented buying opportunities, and we added several large companies, including global fast-food giant McDonald's and entertainment conglomerate Viacom. These larger stocks increased the Portfolio's ability to participate when S&P-type stocks rally. However, as of December 31, smaller companies still represented a significant portion of the Portfolio's stock holdings.

Patience as a Method

Patience is an important part of our strategy. Computer giant Unisys and retailer Fingerhut Companies are examples of long-time holdings that performed well in 1997. We bought many new positions, and added to them if the opportunity arose; supermarket operator Great Atlantic & Pacific Tea is one example. Portfolio mainstays retailer Tandy and telecommunications pioneer AT&T further boosted Portfolio performance with exceptional price growth. Both companies improved profitability by selling weak divisions.

There were also some disappointments in the year. Most notable was Levitz, the mid-priced furniture retailer. Despite installing new management and making significant changes to its business, it could not overcome the slow pace of sales plaguing its portion of the furniture market. In September, the company declared bankruptcy, and we sold the Portfolio's shares at a loss. However, a relatively small position kept it from greatly hindering performance in the second half of the year.

A Look Ahead

The Portfolio includes stocks of all sizes, likely to progress at different paces. We are confident in the current mix of stocks, and think they offer opportunities for results now and over the course of the next few years. We designed the Portfolio to reward shareowners over the long-term, and we believe this strategy can produce competitive returns in both up and down markets.

Respectfully,

/s/ J. Rodman Wright


J. Rodman Wright,
Portfolio Manager

Capital Growth Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/97

Portfolio Diversification
(As a percentage of total portfolio)

[pie chart]
U.S. Common Stocks                            91%
Short-Term Cash Equivalents                    6%
Depositary Receipts for International Stocks   2%
International Common Stocks                    1%
[end pie chart]

Sector Distribution
(As a percentage of equity holdings)

[pie chart]
Consumer Cyclicals                           21%
Comsumer Staples                             15%
Technology                                   15%
Basic Materials                              10%
Communication Services                        9%
Financials                                    9%
Healthcare                                    8%
Capital Goods                                 7%
Energy                                        4%
Utilities                                     2%
[end pie chart]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

Viacom, Inc. (Class B) (Non-voting)       2.72%
DST Systems, Inc.                         2.37%
Telephone and Data Systems, Inc.          2.12%
NCR Corp.                                 2.11%
DSC Communications Corp.                  1.96%

Fund holdings will vary for other periods.

--------------------------------------------------------------------------------

Prices and Distributions

                                       12/31/97        12/31/96
Net Asset Value per Share              $16.15          $13.05
Accumulation Unit Value                  1.6153          1.3135

Distributions per Share  Income        Short-Term      Long-Term
(12/31/96 - 12/31/97)    Dividends     Capital Gains   Capital Gains
                            -          $ 0.038         $  0.076

--------------------------------------------------------------------------------

Performance of a $10,000 Investment

The following chart shows the value of an investment made in Capital Growth Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index.


                  Capital            S&P
                  Growth             500
                  Portfolio*         Index
 3/95             10,000             10,000
                   9,910             10,338
 6/95             10,650             11,321
 9/95             11,980             12,218
12/95             11,713             12,951
 3/96             12,624             13,646
 6/96             13,527             14,527
 9/96             13,141             14,694
12/96             13,473             15,917
 3/97             14,268             16,347
 6/97             15,541             19,195
 9/97             17,559             20,630
12/97             16,800             21,220


The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock
Exchange and over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.


[sidebar]
Average Annual Total Returns
(As of December 31, 1997)


Net Asset Value*
Period
Life-of-Portfolio         20.04%
1 Year                    24.69


Accumulation Unit Value
Pioneer Vision 2


                 If          If
Period         Held**     Redeemed***
Life-of-      18.39%        17.10%
Portfolio
1 Year        22.98         16.98


Accumulation Unit Value
Pioneer Vision


                If          If
Period        Held**    Redeemed***
Life-of-      18.39%      16.57%
Portfolio
1 Year        22.98       15.98

The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.


*    Reflects portfolio performance only.
     Does not reflect insurance fees or
     surrender charges.

**   Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge. Does not
     reflect surrender charges.


***  Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge, and the
     applicable contingent deferred sales
     charge (CDSC), as if the contract were
     surrendered at the end of each period.
     The maximum CDSC of 7% declines over
     seven years; it is deducted only while
     the contract is in the surrender charge
     period. Returns do not reflect a $30
     annual contract fee; this fee is applied only until the contract value reaches
     $50,000.

[end sidebar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than
the original cost.                                                             5

Growth Shares Portfolio                         PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/97

[sidebar]
The Portfolio's investment adviser,
Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.
[end sidebar]

Pioneer Growth Shares Portfolio completed its first two months of operation with positive results. Since the Portfolio began operations on October 31, 1997, Pioneer's core growth management team has been diligently assembling investments geared toward long-term growth of capital.

Building a Portfolio with Market Leaders

For the Portfolio, we seek a relatively small number of high-growth companies with leadership positions in a variety of industries. We focus specifically on "fortress franchises" with market dominance, brand recognition, strong financial resources and talented management teams with a commitment to growing their business. Many are positioning for the growing global demand for premium, brand-name products. In some cases, they've made foreign acquisitions to broaden product lines and power sales and earnings momentum. This focus on big, multinational firms helps diversify the Portfolio. By positioning Portfolio holdings across companies whose sales are derived from many countries, we are less dependent on the strength of any single market.

Finding Businesses with Great Growth Potential

To select companies, we look for lead contenders positioned to benefit from important long-term trends. For example, aging "baby boomers" are in peak saving years, preparing for college costs and retirement. Franklin Resources, which sells investments through full-service broker/dealers, and Charles Schwab, which markets directly to the investor, capitalize on the popularity of mutual funds and turned in strong performance in 1997.

Investing in healthcare and pharmaceutical stocks also taps into this market. As baby boomers get older, they are likely to require more prescriptions and doctor visits. Walgreen is the largest retailer of prescription drugs in the country. It is benefiting from the rise of the prescription drug industry, as well as the growth of health maintenance organizations (HMOs) and their preference for a few national vendors. Also, pharmaceutical holdings, Merck & Co. and Pfizer, are seasoned businesses. Merck has been under pressure over concerns about expiring patents for key products. However, we believe the company - long held to be the hallmark of the industry - will retain market share with the help of new drugs, including an anti-inflammatory drug without gastrointestinal side effects. Pfizer is a rising company with new blockbuster drugs pending FDA approval. Monsanto, now the Portfolio's largest holding, is widely recognized as an agricultural-biotech company, but also has a solid presence with huge growth potential in the pharmaceutical industry.

Technology stocks play a significant role in your Portfolio. At year end this group accounted for 25% of holdings. Dell Computer, the Portfolio's third-largest stake has become the top provider of desktop computers to U.S. businesses and government agencies. Other top-rated technology holdings include software giant Microsoft and leading computer chip maker Intel. We are confident both will remain a major force in the Information Age.

Looking Forward

As we enter 1998, we continue to focus on brand name companies with dominant positions in their respective industries. Currently, these well-established companies have a broad loyal customer base, and as more firms become global players, we believe their dominance will spread. We look forward to managing the Portfolio in the coming months, and are confident that a focus on large, leading companies provides excellent potential to investors.


Respectfully,

/s/ Jeffrey Poppenhagen

Jeffrey Poppenhagen,
Portfolio Manager

Growth Shares Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/97

            Portfolio Diversification
      (As a percentage of total portfolio)

[pie chart]
U.S. Common Stocks                             86%
Short-Term Cash Equivalents                    11%
International Preferred Stocks                  2%
International Common Stocks                     1%
[end pie chart]

               Sector Distribution
       (As a percentage of equity holding)

[pie chart]
Technology                                     25%
Consumer Staples                               20%
Basic Materials                                19%
Financials                                     18%
Consumer Cyclicals                             11%
Healthcare                                      6%
Capital Goods                                   1%
[end pie chart]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

Monsanto Co.                                 6.82%
Pioneer Hi-Bred International, Inc.          5.19%
Dell Computer Corp.                          5.07%
Progressive Corp.                            4.86%
Minerals Technologies, Inc.                  4.81%

Fund holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                                          12/31/97      10/31/97
Net Asset Value per Share                 $15.34        $15.00
Accumulation Unit Value                     1.0203        1.0000


Distributions per Share      Income       Short-Term      Long-Term
(10/31/97 - 12/31/97)        Dividends    Capital Gains   Capital Gains
                                -               -               -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Growth Shares Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index.


            Growth          S&P
            Shares          500
Date        Portfolio*      Index
10/97       10,000          10,000
11/97       10,160          10,446
12/97       10,227          10,653


The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock
Exchange and over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.



[side bar]

Cumulative Total Returns
(As of December 31, 1997)

Net Asset Value*
Period


Life-of-Portfolio   2.27%

Accumulation Unit Value
Pioneer Vision 2

                  If          If
Period          Held**    Redeemed***
Life-of-        2.03%       -4.04%
Portfolio

Accumulation Unit Value
Pioneer Vision

                  If          If
Period          Held**    Redeemed***
Life-of-        2.03%       -4.40%
Portfolio

The Portfolio began operations on 10/31/97.

All total returns shown assume reinvestment of distributions at net asset value.

*    Reflects portfolio performance only.
     Does not reflect insurance fees or
     surrender charges.

**   Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge. Does not
     reflect surrender charges.


***  Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge, and the
     applicable contingent deferred sales
     charge (CDSC), as if the contract were
     surrendered at the end of each period.
     The maximum CDSC of 7% declines over
     seven years; it is deducted only while
     the contract is in the surrender charge
     period. Returns do not reflect a $30
     annual contract fee; this fee is applied only until the contract value reaches
     $50,000.


[end side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less
than the original cost.                                                        7

Real Estate Growth Portfolio                    PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/97

[sidebar]

Real-estate related investments involve
specific risks, including those related to general and local economic conditions and individual properties.


The Portfolio's investment adviser,
Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.
[end sidebar]


Real Estate Growth Portfolio rewarded shareowners for 1997, posting a total return of 21.16% at net asset value and besting the 19.80% return realized by the Wilshire Real Estate Securities Index. The Portfolio paid $0.54 per share in income dividends and $0.027 in capital gains distributions per share for the year ended December 31.

In 1997, perception and reality powerfully influenced the financial markets. At various times, investors' belief that higher inflation was on its way put considerable pressure on stock and bond prices. As official government reports continually proved inflation was not a threat, however, rallies ensued. When the Asian currency crisis came to a head in late October, markets worldwide gyrated wildly.

The REIT Market

The market for real estate investment trusts (REITs) was strong, but it did experience its own downward pressure and explosive momentum. However, the hybrid nature of REITs - part income vehicle, part growth - meant their prices again exhibited less volatility than broader stock market prices. When the Dow Jones Industrial Average tumbled more than 6% in October, REITs declined only half as much. When stocks recovered quickly, REITs came back more slowly.

The driving forces behind positive REIT performance in 1997 were the real estate industry's solid financial and business characteristics. Vacancy rates were low. Lease rates climbed. Cash flows were generally positive. Demand for real estate exceeded supply in most U.S. regions, and demand for REIT securities themselves was strong. An ongoing trend of consolidation created more financially sound, higher-quality and geographically diverse companies.

Emphasis on Office and Full-Service Hotels

The office and full-service hotel sectors were our primary focus. Mergers and acquisitions boosted the performance of many holdings. Early in the period, for example, the Portfolio owned both Beacon Properties and Equity Office Properties Trust, two notable performers. Equity Office Properties Trust acquired Beacon Properties, and both stocks rose. We also added new holdings to this sector, including Glenborough Realty Trust and Brandywine Realty Trust.

The Portfolio holds a substantial position in hotel REITs because we believe they have strong potential for appreciation. Despite a sector downturn in December, many issues posted gains. Starwood Lodging Trust, the Portfolio's second-largest holding, suffered during its bid to acquire ITT Sheraton, but made a significant contribution to performance. Patriot American Hospitality, another large holding, continues to make and benefit from major acquisitions.

Portfolio holdings in multi-family housing and residential REITs performed in line with expectations. Retail holdings, however, remained limited and generally disappointing.

Optimism Prevails for Early 1998

We believe the current fundamentals of the real estate industry will continue to propel the sector forward in the months ahead. We expect further growth in REIT market capitalization as more private owners turn to the public market to securitize their assets. And we are now starting to see the acceleration of dividend payouts from many companies, which should bolster investor demand for the attractive income potential REITs offer.

Selectivity is becoming more crucial as the real estate cycle inevitably matures and pockets of overbuilding emerge. We continue to rely on the research capabilities and support of Boston Financial Securities as we focus on the individual strengths of each potential holding to help us reward shareowners with strong long-term results.

Respectfully,


/s/ Robert W. Benson

Robert W. Benson,
Portfolio Manager

Real Estate Growth Portfolio                   PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/97



            Portfolio Diversification
      (As a percentage of total portfolio)

[pie chart]
U.S. Common Stocks                             96%
Short-Term Cash Equivalents                     4%
[end pie chart]

               Sector Distribution
       (As a percentage of equity holding)

[pie chart]
Real Estate Investments Trusts                 86%
Real Estate Services                           10%
Services                                        4%
[end pie chart]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

Catellus Development Corp.                   4.41%
Starwood Lodging Trust                       4.26%
Patriot American Hospitality, Inc.           4.11%
Prentiss Properties Trust                    4.11%
Apartment Investment & Management Co.        4.05%

Fund holdings will vary for other periods.

--------------------------------------------------------------------------------

Prices and Distributions

                                           12/31/97           12/31/96
Net Asset Value per Share                  $16.90             $14.46
Accumulation Unit Value                      1.8494             1.5477


Distributions per Share     Income         Short-Term         Long-Term
(12/31/96 - 12/31/97)       Dividends      Capital Gains      Capital Gains
                            $0.445         $ 0.096            $ 0.026


--------------------------------------------------------------------------------

Performance of a $10,000 Investment

The following chart shows the value of an investment made in Real Estate Growth Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.


                                                       Wilshire
                                                       Real
               Real Estate                             Estate
               Growth                                  Securities
 Date          Portfolio*          S&P 500 Index       Index
 3/95          10,000              10,000              10,000
 6/95          10,721              10,951              10,435
               11,482              11,819              10,930
12/95          11,696              12,528              11,322
               12,020              13,200              11,800
 6/96          12,316              13,791              12,360
               13,548              14,214              13,090
12/96          15,875              15,397              15,497
               16,178              15,813              15,781
 6/97          16,875              18,568              16,507
               19,340              19,956              18,592
12/97          19,235              20,527              18,565


The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock
Exchange and the over-the-counter market. The
Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate securities. The
Index is 92% REITs (equity and hybrid) and 8% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike
Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.


[side bar]

Average Annual Total Returns
(As of December 31, 1997)

Net Asset Value*

Period
Life-of-Portfolio            25.90%
1 Year                       21.16


Accumulation Unit Value
Pioneer Vision 2

                If            If
Period        Held**      Redeemed***
Life-of-      24.16%        22.98%
Portfolio
1 Year        19.50         13.50


Accumulation Unit Value
Pioneer Vision

                If           If
Period        Held**      Redeemed***
Life-of-     24.16%        22.50%
Portfolio
1 Year       19.50         12.50


The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.

*    Reflects portfolio performance only.
     Does not reflect insurance fees or
     surrender charges.

**   Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge. Does not
     reflect surrender charges.


***  Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge, and the
     applicable contingent deferred sales
     charge (CDSC), as if the contract were
     surrendered at the end of each period.
     The maximum CDSC of 7% declines over
     seven years; it is deducted only while
     the contract is in the surrender charge
     period. Returns do not reflect a $30
     annual contract fee; this fee is applied only until the contract value reaches
     $50,000.

[end sidebar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

Growth and Income Portfolio                    PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/97

[sidebar]
The Portfolio's investment adviser,
Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.
[end sidebar]


Growth and Income Portfolio was just beginning to take shape by year's end, barely two months after its inception on October 31, 1997. Initial investment results were positive, with a gain of 5.43% through December 31, based on net asset value and assuming reinvestment of the first quarterly income dividend paid in December. As we write to you, assets in the portfolio are growing at a brisk pace, and the Portfolio has a diversification of industries and companies representative of our longer-term investment goals.

When selecting investments for the Portfolio, we are guided by the traditional "value" style of investing that has characterized the model for this Portfolio, Pioneer Fund, since its founding in 1928. For each individual company, we analyze financial strength and business prospects, looking for hidden or generally misunderstood assets. We give particular care to its balance sheet, cash flow and quality of management, including whether management has a personal stake in the company in the form of stock. In keeping with the Portfolio's dual objective of growth and income, we pay attention to both a stock's dividend income and potential for price appreciation.

The Portfolio contains a broad range of companies, spanning industries from older sectors of the economy - railroads, banking and mining - to newer groups - healthcare, pharmaceuticals and technology. Our strict screening process and conservative policies usually result in a list of large, high-quality companies. Many are probably well known to you because they provide goods and services you use or are familiar with. Motorola, Colgate-Palmolive, DuPont, Ford Motor, Wal-Mart Stores, H.J. Heinz and International Business Machines are a few examples of Portfolio holdings.

Others illustrate our occasional search for value among little-known securities and are probably less familiar to you. Good examples are Becton Dickinson, a leader in hospital supplies, Teligent, a new provider of local telephone services, and Harris, a supplier of communications and broadcasting gear. There are also a few high-quality European stocks, including Bayer, Roche Holdings and Nestle, although foreign holdings will be capped at 10% of total assets. Our intent, as with Pioneer Fund, is to focus principally on the many investment opportunities present in the United States.

We thank you for selecting Growth and Income Portfolio, and look forward to working for you over the years to come.

Respectfully,

/s/ John A. Carey

John A. Carey,

Portfolio Manager

Growth and Income Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/97


            Portfolio Diversification
      (As a percentage of total portfolio)

[pie chart]
U.S. Common Stocks                             76%
Short-Term Cash Equivalents                    17%
Depositary Receipts for International Stocks    6%
International Common Stocks                     1%
[end pie chart]

               Sector Distribution
       (As a percentage of equity holdings)

[pie chart]
Technology                                     24%
Financials                                     16%
Basic Materials                                10%
Consumer Cyclicals                             10%
Healthcare                                     10%
Comsumer Staples                                9%
Communication Services                          7%
Energy                                          7%
Utilities                                       4%
Other                                           3%
[end pie chart]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)
Teligent, Inc.                              3.99%
Nestle SA (Sponsored A.D.R.)                3.27%
Colgate-Palmolive Co.                       3.21%
Motorola, Inc.                              2.93%
McGraw-Hill Co., Inc.                       2.85%

Fund holdings will vary for other periods.

--------------------------------------------------------------------------------

Prices and Distributions
                                                            Inception
                                           12/31/97         10/31/97

Net Asset Value per Share                  $ 15.80          $ 15.00
Accumulation Unit Value                       1.0525           1.0000

Distributions per Share     Income         Short-Term       Long-Term
(10/31/97 - 12/31/97)       Dividends      Capital Gains    Capital Gains
                            $ 0.014         -                -


--------------------------------------------------------------------------------

Performance of a $10,000 Investment

The following chart shows the value of an investment made in Growth and Income
Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index.


                Growth and
                Income             S&P 500
Date            Portfolio*          Index
10/97           10,000             10,000
11/97           10,473             10,446
12/97           10,543             10,653


The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock
Exchange and over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.


[sidebar]
Cumulative Total Returns
(As of December 31, 1997)
Net Asset Value*

Period
Life-of-Portfolio            5.43%


Accumulation Unit Value
Pioneer Vision 2

                   If        If
Period             Held**    Redeemed***
Life-of-           5.25%     -1.01%
Portfolio


Accumulation Unit Value
Pioneer Vision

                  If        If
Period            Held**    Redeemed***
Life-of-          5.25%     -1.38%
Portfolio

The Portfolio began operations on 10/31/97.

All total returns shown assume reinvestment of distributions at net asset value.

*    Reflects portfolio performance only.
     Does not reflect insurance fees or
     surrender charges.

**   Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge. Does not
     reflect surrender charges.


***  Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge, and the
     applicable contingent deferred sales
     charge (CDSC), as if the contract were
     surrendered at the end of each period.
     The maximum CDSC of 7% declines over
     seven years; it is deducted only while
     the contract is in the surrender charge
     period. Returns do not reflect a $30
     annual contract fee; this fee is applied only until the contract value reaches
     $50,000.

[end sidebar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

Equity-Income Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/97

[sidebar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[end sidebar]


Equity-Income Portfolio showed a strong total return in 1997, keeping pace with the overall stock market as measured by the Standard & Poor's (S&P) 500 Index. The Portfolio's total return for the year was 35.23% at net asset value and assuming reinvestment of all distributions, versus 33.29% for the S&P.

Focus on Dividend-Paying, U.S. Stocks

The Portfolio's conservative, income-oriented style paid off handsomely in 1997. Our emphasis on stocks that pay above-average dividends meant your Portfolio was invested in several sectors - including banks and telecommunications - that turned in above-average results. Pharmaceutical holdings, including Schering-Plough and Warner-Lambert, also made exceptional gains.

We added several holdings to the Portfolio over the course of 1997. New entries, particularly in the second half of the year, were very much in keeping with the kinds of well-established, dividend-paying stocks we have preferred from the start. (Remember, the Portfolio only invests in U.S.-based companies.) A sampling of new entries illustrates the Portfolio's diverse nature: American Home Products is a leading pharmaceutical company; Colgate-Palmolive is a worldwide supplier of toothpaste and soap; and Boston Edison is an electric utility responding constructively to the new era of deregulation.

Moving Ahead

Portfolio assets grew throughout 1997, from both portfolio appreciation and new investment dollars. By December 31, the Portfolio was the largest of the Pioneer Variable Contracts Trust portfolios with more than $120 million in net assets. Since our investment strategy for your Portfolio emphasizes large, well-known "blue-chip" stocks, it has been quite easy to expand the Portfolio and accommodate added assets.

That flexibility is likely to be important in 1998, whether it turns out to be a good year or bad for U.S. stocks. In another good year, the Portfolio should have no difficulty absorbing additional investments. If the stock market slows its pace, stocks like those in the Portfolio should hold up relatively well - our value discipline steers us toward fairly low-priced stocks. Portfolio holdings tend to have a ready supply of buyers and sellers, and market volatility tends to drive investors toward high-quality, dividend-paying stocks like those in the Portfolio. Even if U.S. stocks experience a setback, we remain optimistic about the long-term prospects for the American economy and stock market.

Respectfully,


/s/ John A. Carey


John A. Carey,

Portfolio Manager

Equity-Income Portfolio                         PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/97


       Portfolio Diversification
  (As a percentage of total portfolio)

[pie chart]
U.S. Common Stocks                     96%
U.S. Convertible Securities             2%
Short-Term Cash Equivalents             2%
[end pie chart]

           Sector Distribution
   (As a percentage of equity holdings)

[pie chart]
Capital Goods                           1%
Consumer Staples                        6%
Technology                              6%
Basic Materials                         7%
Consumer Cyclicals                      9%
Energy                                 10%
Utilities                              11%
Healthcare                             12%
Communication Services                 18%
Financials                             20%
[end pie chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

 Schering-Plough Corp.    4.52%
 Sprint Corp.             4.10%
 GTE Corp.                3.80%
 Ford Motor Co.           3.80%
 Chevron Corp.            3.18%

Fund holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions


                            12/31/97   12/31/96
Net Asset Value per Share   $18.14     $13.73
Accumulation Unit Value       1.8514     1.3881


Distributions per Share  Income      Short-Term      Long-Term
(12/31/96 - 12/31/97)    Dividends   Capital Gains   Capital Gains
                         $0.368           -              $ 0.012


--------------------------------------------------------------------------------
Performance of a $10,000 Investment


The following chart shows the value of an investment made in Equity-Income Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index.



         Equity-Income
Date      Portfolio*       S&P 500 Index
 3/95       10,000            10,000
            10,280            10,338
 6/95       10,990            11,321
            11,785            12,218
12/95       12,362            12,951
            12,778            13,646
 6/96       12,881            14,527
            13,189            14,694
12/96       14,240            15,917
            14,745            16,347
 6/97       16,866            19,195
            18,202            20,630
12/97       19,257            21,220



The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock
Exchange and over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.



[sidebar]
Average Annual Total Returns
(As of December 31, 1997)

 Net Asset Value*


Period
Life-of-Portfolio         25.95%
1 Year                    35.23


Accumulation Unit Value
Pioneer Vision 2


                If          If
Period        Held**    Redeemed***
Life-of-      24.22%      23.04%
Portfolio
1 Year        33.37       27.37


 Accumulation Unit Value
 Pioneer Vision


                If          If
Period        Held**    Redeemed***
Life-of-      24.22%      22.56%
Portfolio
1 Year        33.37       26.37



The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.

*    Reflects portfolio performance only.
     Does not reflect insurance fees or
     surrender charges.

**   Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge. Does not
     reflect surrender charges.


***  Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge, and the
     applicable contingent deferred sales
     charge (CDSC), as if the contract were
     surrendered at the end of each period.
     The maximum CDSC of 7% declines over
     seven years; it is deducted only while
     the contract is in the surrender charge
     period. Returns do not reflect a $30
     annual contract fee; this fee is applied only until the contract value reaches
     $50,000.

[end sidebar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.
                                                                              13

Balanced Portfolio                              PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/97

[sidebar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[end sidebar]


Pioneer Balanced Portfolio weathered a variety of market conditions in both the stock and bond market over the course of 1997. As measured by the Standard & Poor's 500 Index, large stocks brushed off fourth-quarter volatility to end the year with a 33.29% total return. Bonds were lifted by strong late-year demand, and as measured by the Lehman Brothers Government/Corporate Bond Index, the bond market returned a bold 9.75% for the year.

Your Portfolio posted a healthy total return of 17.62% at net asset value and maintained a steady quarterly dividend. The year's performance landed as anticipated, between the S&P 500 Index and the Lehman Brothers
Government/Corporate Bond Index.

A Dual Approach: Stocks for Growth and Income

The Portfolio's conservative "core value" holdings are geared toward a variety of investors. We designed Balanced Portfolio to specifically allow broad flexibility. By increasing or decreasing stock and bond allocations, the Portfolio can adapt to fluctuating market conditions, while reducing overall risk through diversification.

By year-end, 54% of the Portfolio was in stocks and 23% in bonds. Nearly 23% was invested in short-term cash equivalents earmarked to purchase bonds early in 1998. Normally, cash equivalents account for about 5% of holdings.

Financial Stocks Led a Diversified Portfolio

Holdings in financial and technology stocks played a major role in your Portfolio's performance this year. By December 31, 1997, financial companies were the largest group - 32% of long-term holdings. A continuing trend of consolidation in the banking and financial sector led prices up for Portfolio holdings Chase Manhattan and First Union. Technology stocks also posted strong gains for the year after rebounding from earlier sell-offs. Holdings such as Compaq Computer, manufacturer of personal computers, and Adaptec, developer of computer network supplies, enjoyed substantial business growth and sharp gains in their stock price.

Quality Bonds Performed

We focus on high-quality bonds with a conservative duration. (Duration measures the sensitivity of bond prices in relation to movement in interest rates. The longer the duration, the more a price will fluctuate with a change in interest rates - up or down.) On December 31, the Portfolio's bonds had an average quality rating of AA, and duration was in the medium range, 5.45 years. This high-quality focus and conservative duration strategy help control risk by maintaining a solid "core" portfolio of fixed-income securities.

Late in the year, falling Asian stock markets sent global investors on a "flight to quality" away from volatile stocks and into historically more stable investments. Demand for U.S. government and agency issues spiked, and prices rocketed up as long-term interest rates fell. At year's end, U.S. government securities accounted for 9% of the portfolio.

A Look Ahead

We are satisfied with the Portfolio's performance for 1997. Its diversified blend of stocks and bonds is, we believe, well suited for long-term investors looking for both growth potential and regular income. Because we use a value strategy for stocks and focus on quality for bonds, the Portfolio isn't likely to move as quickly, either up or down, as more aggressive investments - making it a good choice for conservative investors.

Respectfully,


/s/ William C. Field


William C. Field,

Portfolio Manager

Balanced Portfolio                              PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/97


             Portfolio Diversification
        (As a percentage of total portfolio)

[pie chart]

U.S. Convertible Securities                      0.3%
Depositary Receipts for International Stocks     1.6%
U.S. Government Obligations                      8.6%
Corporate Bonds                                 14.7%
Short-Term Cash Equivalents                     22.9%
U.S. Common Stocks                              51.9%
[end pie chart]



                 Sector Distribution
        (As a percentage of long-term holdings)


[pie chart]
Other                                              5%
Consumer Services                                  2%
Consumer Cyclicals                                 3%
Communication Services                             4%
Capital Goods                                      4%
Basic Materials                                    6%
Government Securities                             11%
Healthcare                                        14%
Technology                                        19%
Financials                                        32%
[end pie chart]



                Portfolio Maturity
          (Effective life as a percentage
          of total fixed-income holdings)


[pie chart]
10-20 Years                                        5%
7-10 Years                                        21%
5-7 Years                                         10%
2-5 Years                                         52%
0-2 Years                                         12%
[end pie chart]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of long-term holdings)


 Monsanto Co.                            3.52%
 Allstate Corp.                          3.27%
 Merck & Co., Inc.                       3.18%
 U.S. Treasury Notes, 6.25%, 3/31/99     3.02%
 U.S. Treasury Notes, 5.875%, 9/30/02    3.01%


Fund holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions


                            12/31/97   12/31/96
Net Asset Value per Share   $14.99     $13.19
Accumulation Unit Value       1.5161     1.3122


Distributions per Share  Income      Short-Term      Long-Term
(12/31/96 - 12/31/97)    Dividends   Capital Gains   Capital Gains
                         $0.359      $ 0.061         $ 0.075

--------------------------------------------------------------------------------
Performance of a $10,000 Investment


The following chart shows the value of an investment made in Balanced Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Government/Corporate Bond Index.

                                         Lehman Brothers
         Balanced                      Government/Corporate
Date     Portfolio*    S&P 500 Index        Bond Index
 3/95    10,000           10,000              10,000
         10,200           10,338              10,067
 6/95    10,810           11,321              10,720
         11,655           12,218              10,925
12/95    12,084           12,951              11,434
         12,450           13,646              11,170
 6/96    12,686           14,527              11,222
         12,954           14,694              11,421
12/96    13,806           15,917              11,770
         13,794           16,347              11,668
 6/97    15,180           19,195              12,092
         16,442           20,630              12,516
12/97    16,239           21,220              12,918

The S&P 500 Index is a unmanaged mea sure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock
Exchange and over-the- counter market. The
Lehman Brothers Government/Corporate Bond
Index is an unmanaged measure of
investment-grade domestic and Yankee bonds.
Bonds in the Index must be publicly issued, fixed-rate and non-convertible. Index returns assume reinvestment of dividends and, unlike
Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Indexes.

[sidebar]
Average Annual Total Returns
(As of December 31, 1997)

 Net Asset Value*


Period
Life-of-Portfolio         18.61%
1 Year                    17.62


Accumulation Unit Value
Pioneer Vision 2


                If          If
Period        Held**    Redeemed***
Life-of-      16.81%      15.49%
Portfolio
1 Year        15.54        9.64


Accumulation Unit Value
Pioneer Vision


                If          If
Period        Held**    Redeemed***
Life-of-      16.81%      14.94%
Portfolio
1 Year        15.54        8.54



The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.

*    Reflects portfolio performance only.
     Does not reflect insurance fees or
     surrender charges.

**   Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge. Does not
     reflect surrender charges.


***  Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge, and the
     applicable contingent deferred sales
     charge (CDSC), as if the contract were
     surrendered at the end of each period.
     The maximum CDSC of 7% declines over
     seven years; it is deducted only while
     the contract is in the surrender charge
     period. Returns do not reflect a $30
     annual contract fee; this fee is applied only until the contract value reaches
     $50,000.

[sidebar end]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.
                                                                              15

Swiss Franc Bond Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/97

[sidebar]

International investing may involve special risks, including differences in accounting and currency as well as economic and political instability.


The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.
[end sidebar]


The Swiss franc declined in value versus the U.S. dollar in 1997, despite a strong showing in comparison to many other currencies. The performance of Swiss Franc Bond Portfolio reflects the relationship between the dollar and the Swiss franc. As a result, on December 31, 1997, the Portfolio's net asset value (NAV) was $12.50, down from $13.42 on December 31, 1996. The change meant a -6.86% 12-month total return at NAV.

A Specialty Portfolio

We designed Swiss Franc Bond Portfolio to provide income by investing in debt obligations denominated in Swiss francs. This means the Portfolio's performance will reflect both the strength of the U.S. dollar in relation to the Swiss franc and the value of the underlying investments. As of December 31, 1997, the franc:dollar exchange rate was fr1.462:$1, compared to fr1.339:$1 one year earlier. The strength of the dollar and continued positive performance in the U.S. stock market combined to diminish the appeal of the Swiss franc to investors looking for a safe-haven currency.

As part of our investment strategy, we seek the best values we can find in franc-denominated bonds: The Portfolio usually contains issues from a variety of sources. On December 31, 1997, there were 24 securities in the Portfolio representing 16 countries, with an average quality rating of AA. The Portfolio's average effective maturity was 3.45 years.

Looking Ahead

By design, the Portfolio offers an opportunity for investors seeking to take advantage of the relationship between the strength of the Swiss franc and the U.S. dollar. Our overall strategy continues to center on finding opportunities we think will deliver a strong income stream and attractive returns to Portfolio investors over the long term.

Respectfully,


/s/ Salvatore Pramas


Salvatore Pramas,

Portfolio Manager

Swiss Franc Bond Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/97


             Portfolio Diversification
        (As a percentage of total portfolio)

[pie chart]
Foreign Corporate Bonds                           69%
Foreign Government Bonds                          25%
Short-Term Cash Equivalents                        6%
[end pie chart]


                Geographical Distribution
        (As a percentage of fixed-income holdings)

[pie chart]
Europe                                            62%
Asia                                              21%
North America                                     17%
[end pie chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of debt holdings)

 Bayrische Vereinsbank, 4.25%, 2/21/07    10.38%
 Merrill Lynch & Co., 3.0%, 4/08/02        9.54%
 Republic of Ireland, 6.5%, 1/15/01        6.35%
 Rhone-Alpes, 6.375%, 11/25/02             5.38%
 Statoil, 4.125%, 9/20/01                  5.32%

Fund holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions


                                           12/31/97          12/31/96
Net Asset Value per Share                   $12.50            $13.42
Accumulation Unit Value                       0.8083            0.8806

Distributions per Share        Income      Short-Term        Long-Term
(12/31/96 - 12/31/97)          Dividends   Capital Gains     Capital Gains
                                   -            -                 -


--------------------------------------------------------------------------------
Performance of a $10,000 Investment


The following chart shows the value of an investment made in Swiss Franc Bond Portfolio, compared to the growth of the Merrill Lynch Global Bond Index.



                                                 Merrill Lynch
                             Swiss Franc            Global
Date                        Bond Portfolio*       Bond Index
11/95                          10,000              10,000
12/95                          10,040              10,206
                                9,833              10,202
 6/96                           9,242              10,070
                                9,442              10,343
12/96                           8,955              10,597
                                8,421              10,190
 6/97                           8,401              10,507
                                8,395              10,650
12/97                           8,335              10,692



The Merrill Lynch Global Bond Index is an unmanaged measure of nearly 3,000 global government securities and Eurobonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike
Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.


Average Annual Total Returns
(As of December 31, 1997)

Net Asset Value*


Period
Life-of-Portfolio    -8.05%
1 Year               -6.86


Accumulation Unit Value
Pioneer Vision 2


                If          If
Period        Held**    Redeemed***
Life-of-     -9.34%      -11.15%
Portfolio
1 Year       -8.21       -12.89


Accumulation Unit Value
Pioneer Vision


                If          If
Period        Held**    Redeemed***
Life-of-      -9.34%     -12.04%
Portfolio
1 Year        -8.21      -14.00



The Portfolio began operations on 11/1/95.

All total returns shown assume reinvestment of distributions at net asset value.

*    Reflects portfolio performance only.
     Does not reflect insurance fees or
     surrender charges.

**   Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge. Does not
     reflect surrender charges.


***  Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge, and the
     applicable contingent deferred sales
     charge (CDSC), as if the contract were
     surrendered at the end of each period.
     The maximum CDSC of 7% declines over
     seven years; it is deducted only while
     the contract is in the surrender charge
     period. Returns do not reflect a $30
     annual contract fee; this fee is applied only until the contract value reaches
     $50,000.


Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less
than the original cost.                                                      17

America Income Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/97

[sidebar]
The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.
[end sidebar]


United States government bonds posted attractive gains in 1997, as interest rates fell dramatically. News of continued low inflation, a healthy economic environment and a declining federal budget deficit drove interest rates down and bond prices up. Foreign demand for U.S. bonds was steady throughout most of the year, particularly in the fourth quarter, when turmoil in Asian financial markets sent investors looking for a safe haven and fueled a "flight to quality" in the U.S. bond market.

The bond market's strength erased weakness that occurred early in the year when investors were concerned that stronger-than-expected economic growth would reignite inflation. In an effort to prevent an increase in inflationary pressures, the Federal Reserve raised the federal funds rate from 5.25% to 5.50% in March. (The federal funds rate is the rate at which banks lend to each other overnight and the benchmark for short-term interest rates.) Interest rates rose until the second quarter, then reversed course as the economy began to show signs of slowing.

America Income Portfolio produced an attractive level of income and a solid total return over the past 12 months in this mostly positive environment. The Portfolio paid a total of $0.539 per share in income dividends in 1997. The increase in share price plus the reinvestment of dividends generated a total return of 8.44% for the year, based on NAV.

Emphasis on Quality

Throughout the year, our strategies reflected the Portfolio's extremely high standards for credit quality and diversification. At year-end, 66% of the Portfolio was invested in U.S. Treasury and agency securities, 31% in mortgage-backed securities and 3% in cash equivalents. This structure resulted in an average portfolio quality of AAA as of December 31. We positioned the Portfolio to take advantage of opportunities that become available from shifts in long-term and short-term interest rates. We did this by "barbelling" the maturity profile, investing 51% of assets in bonds with maturities of five years or less and 41% of assets in the seven- to 20-year maturity range. This balance reflects our economic and interest-rate outlook and includes maturities we believe provided the best relative value.

Going Forward

We believe many of the trends that pushed bond prices higher over the past year
- including low inflation and a declining federal budget deficit - can continue. However, the development of the Asia situation, and its effect on the U.S. economy, creates uncertainty with regard to the future direction of interest rates.

The U.S economy, highlighted by brisk employment growth and a high level of consumer confidence, remains strong. Typically, this could rekindle investors' fears about future inflation, which would drive interest rates higher and bond prices lower. We believe the slowdown in Asia, however, could dampen U.S. economic growth and reduce inflation from its already minimal level. That kind of outcome would calm investors' concerns about inflation.

The Portfolio's emphasis on high-quality securities should continue to benefit investors, particularly in light of the unfolding situation in Asia. We will monitor developments in both international and domestic arenas, structuring the Portfolio to take advantage of the opportunities changing environments often create.

Respectfully,


/s/ Sherman B. Russ


Sherman B. Russ,

Portfolio Manager

America Income Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/97
--------------------------------------------------------------------------------

[Graphic Pie]

             Portfolio Diversification
        (As a percentage of total portfolio)

[pie chart]
U.S. Government Agency Obligations                60%
U.S. Treasury Obligations                         37%
Short-Term Cash Equivalents                        3%
[end chart]


                   Portfolio Maturity
        (Effective life as a percentage of total investment portfolio)

[pie chart]
2-5 Years                                30.7%
7-10 Years                               27.7%
0-2 Years                                20.2%
10-20 Years                              13.4%
5-7 Years                                8.0%
[end chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of debt holdings)

 U.S. Treasury Bonds, 7.25%, 5/15/16                 18.02%
 U.S. Treasury Notes, 7.0%, 7/15/06                   6.21%
 U.S. Treasury Notes, 7.125%, 2/29/00                 4.89%
 Federal Home Loan Mortgage Corp., 6.54%, 11/6/07     4.35%
 U.S. Treasury Notes, 6.625%, 5/15/07                 3.81%

Fund holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions


                                          12/31/97        12/31/96
Net Asset Value per Share                  $10.04          $9.78
Accumulation Unit Value                      1.1141         1.0417


Distributions per Share    Income         Short-Term      Long-Term
(12/31/96 - 12/31/97)      Dividends      Capital Gains   Capital Gains
                            $0.539              -              -


--------------------------------------------------------------------------------
Performance of a $10,000 Investment


The following chart shows the value of an investment made in America Income Portfolio, compared to the growth of the Lehman Brothers Government Bond Index.



                            America               Lehman Brothers
                             Income                  Government
  Date                      Portfolio*                Bond Index
  3/1/95                     10,000                    10,000
 3/31/95                      9,994                    10,063
 6/30/95                     10,103                    10,687
                             10,201                    10,876
12/31/95                     10,568                    11,373
                             10,314                    11,116
 6/30/96                     10,333                    11,169
                             10,473                    11,357
12/31/96                     10,705                    11,688
                             10,609                    11,593
 6/30/97                     10,960                    11,995
                             11,282                    12,397
12/31/97                     11,609                    12,809



The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S.
Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.


[side bar]

Average Annual Total Returns
(As of December 31, 1997)
Net Asset Value*



Period
Life-of-Portfolio         5.39%
1 Year                    8.44


---------------------------------------
  Accumulation Unit Value

     Pioneer Vision 2



               If          If
Period       Held**    Redeemed***
Life-of-     4.01%        2.43%
Portfolio
1 Year       6.95         1.50


---------------------------------------
Accumulation Unit Value
Pioneer Vision



               If          If
Period       Held**    Redeemed***
Life-of-     4.01%       1.67%
Portfolio
1 Year       6.95        0.21



The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.

*    Reflects portfolio performance only.
     Does not reflect insurance fees or
     surrender charges.

**   Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge. Does not
     reflect surrender charges.


***  Reflects deduction of a 1.25% mortality
     and expense risk charge and a 0.15%
     administrative expense charge, and the
     applicable contingent deferred sales
     charge (CDSC), as if the contract were
     surrendered at the end of each period.
     The maximum CDSC of 7% declines over
     seven years; it is deducted only while
     the contract is in the surrender charge
     period. Returns do not reflect a $30
     annual contract fee; this fee is applied only until the contract value reaches
     $50,000.



[end side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less
than the original cost.                                                      19

International Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------

               INVESTMENT IN SECURITIES - 92.1%
               PREFERRED STOCKS -  3.2%
     1,130     Bau Holdings AG                                        $   51,260
     6,700     Centrais Electricas Brasileiras SA (Sponsored A.D.R.)     172,525
       500     Hermann Kronseder Maschinenfabrik AG                      155,642
 1,850,000     Petroleo Brasileiro SA                                    432,642
       160     Suedzucker AG                                              78,266
     5,060     Telecomunicacoes Brasileiras SA (Sponsored A.D.R.)        589,174
    17,250     Usinas Siderurgicas de Minas Gerais SA                    102,012
                                                                      ----------

                TOTAL PREFERRED STOCKS (Cost $1,593,192)              $1,581,521
                                                                      ----------
               COMMON STOCKS - 88.9%
               BASIC MATERIALS - 5.1%
               Construction (Cement and Aggregates) - 0.1%
     1,100     Siam Cement Public Co., Ltd.                           $    8,956
    27,732     Siam City Cement Co., Ltd.                                 30,896
                                                                      ----------
                                                                      $   39,852
                                                                      ----------
               Containers and Packaging (Paper) - 1.0%
    24,200     Gerresheimer Glas AG                                   $  336,971
     5,000     Malaysian Pacific Industries Bhd.                          12,020
       310     Viag AG                                                   166,976
                                                                      ----------
                                                                      $  515,967
                                                                      ----------
               Gold and Precious Metals Mining - 0.7%
     2,500     Kloof Gold Mining Co., Ltd.                            $    8,374
   158,700     Orogen Minerals Ltd.                                      310,298
       300     Vaal Reefs Exploration & Mining Co., Ltd.                  12,021
                                                                      ----------
                                                                      $  330,693
                                                                      ----------
               Iron and Steel - 1.3%
     6,650     Boehler-Uddeholm AG                                    $  389,845
    12,000     Pohang Iron & Steel Co. Ltd. (Sponsored A.D.R.)           209,250
     2,800     Usinor Sacilor                                             40,429
                                                                      ----------
                                                                      $  639,524
                                                                      ----------
               Metals Mining - 0.2%
   125,000     M.I.M. Holdings Ltd.                                   $   76,581
                                                                      ----------
               Paper and Forest Products - 1.8%
    10,300     Metsa Tissue Oyj *                                     $   99,203
   197,000     PT Indah Kiat Pulp & Paper Corp.                           34,923
    21,600     NV Koninklijke KNP BT                                     497,482
    42,000     PT Pabrik Kertas Tjiwi Kimia                               10,309
    13,000     UPM-Kymmene Corp.                                         262,340
                                                                      ----------
                                                                      $  904,257
                                                                      ----------
                TOTAL BASIC MATERIALS                                 $2,506,874
                                                                      ----------
               CAPITAL GOODS - 10.9%
               Electrical Equipment - 1.5%
     4,300     Aiwa Corporation Ltd.                                  $  108,348
     1,050     Felten & Guillaume Energietechnik AG*                      85,798
    52,000     GP Batteries International Ltd.                           135,129
     3,500     Mabuchi Motor Co., Ltd.                                   177,721
    13,000     Matsushita Electric Industrial Co., Ltd.                  190,166
     1,900     Samsung Display Devices Co.                                35,870
                                                                      ----------
                                                                      $  733,032
                                                                      ----------
               Engineering and Construction - 1.3%
    20,000     Gujarat Ambuja Cements Ltd. (G.D.R.)                   $  142,500
     1,700     L.G. Construction Ltd.                                      4,353
    24,500     Larsen & Toubro (G.D.R.)                                  271,950
    36,000     Leighton Holdings Ltd.                                    125,762
     6,700     Sho-Bond Corp.                                            121,100
                                                                      ----------
                                                                      $  665,665
                                                                      ----------
               Machinery (Diversified) - 1.6%
    19,000     Charter Plc                                            $  233,723
       535     GEA AG                                                    202,223
    25,000     Valmet Corp.                                              344,435
                                                                      ----------
                                                                      $  780,381
                                                                      ----------
   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
   Shares                                                                Value
--------------------------------------------------------------------------------
               Manufacturing (Diversified) - 3.5%
    31,000     ALFA, SA de CV                                         $  208,574
    45,000     Email Ltd.                                                106,287
   668,150     Metro Pacific Corp.                                        18,477
     1,775     Plettac AG                                                245,678
     2,580     Pohang Iron & Steel Co.                                    72,660
     2,850     Schmalbach Lubeca AG                                      469,719
    49,000     TT Group Plc                                              221,307
    67,517     Wassall Plc                                               369,252
                                                                      ----------
                                                                      $1,711,954
                                                                      ----------
               Manufacturing (Specialized) - 0.2%
     2,150     Heidelberger Druckmaschinen AG                         $  118,316
                                                                      ----------
               Metal Fabricators - 1.0%
    13,500     Hunter Douglas NV                                      $  472,715
                                                                      ----------
               Office Equipment and Supplies - 1.3%
    14,000     Canon, Inc.                                            $  325,955
     4,585     Esselte AB (Series B)                                      92,972
     4,300     Samas-Groep NV                                            200,192
                                                                      ----------
                                                                      $  619,119
                                                                      ----------
               Trucks and Parts - 0.5%
       160     Bucher Holding AG                                      $  139,021
     6,300     Svedala Industri AB                                       103,943
                                                                      ----------
                                                                      $  242,964
                                                                      ----------
                TOTAL CAPITAL GOODS                                   $5,344,146
                                                                      ----------
               COMMUNICATION SERVICES - 13.2%
               Cellular/Wireless Telecommunications - 3.5%
     1,000     Advanced Service Co., Ltd.                             $    4,928
     2,470     SK Telecom Co., Ltd.                                      726,282
    23,520     SK Telecom Co., Ltd. (A.D.R.)                             152,881
       900     Telecel-Comunicacaoes Pessoais, SA*                        95,892
    54,500     United Communication Industry Public Co., Ltd.             22,769
    95,500     Vodafone Group Plc                                        690,115
                                                                      ----------
                                                                      $1,692,867
                                                                      ----------

               Telephone - 9.7%
       500     Hellenic Telecommunication Organization SA             $   10,252
       500     PT Indonesian Satellite Corporation (Sponsored A.D.R.)      9,656
    21,200     Mahanagar Telephone Nigam Ltd. (G.D.R.)*                  327,540
    14,600     Royal PTT Nederland NV (Orders)                           609,158
   455,000     Technology Resources Industries Berhad                    269,058
     5,800     Telecom Argentina SA (Sponsored A.D.R.)                   207,350
   130,077     Telecom Italia SpA                                        830,905
   160,000     Telecom Italia Mobile SpA                                 454,946
   355,000     TelecomAsia Public Co., Ltd.*                              66,931
 4,492,000     Telecomunicacoes Brasileiras SA                           456,827
    17,350     Telefonica de Argentina SA (Class B) (Sponsored A.D.R.)   646,288
     5,300     Telefonica de Espana                                      151,329
     4,100     Telefonica del Peru SA (Class B) (Sponsored A.D.R.)        95,325
     6,000     Telefonos de Mexico SA (L Shares) (Sponsored A.D.R.)      336,375
    50,000     PT Telekomunikasi Indonesia                                26,591
    19,100     Videsh Sanchar Nigam Ltd. (G.D.R.)                        267,878
                                                                      ----------

                                                                      $4,766,409
                                                                      ----------
                TOTAL COMMUNICATIONS SERVICES                         $6,459,276
                                                                      ----------
               CONSUMER CYCLICALS - 15.3%
               Auto Parts and Equipment - 1.1%
     1,000     Autobacs Seven Co., Ltd.                               $   28,720
       400     BERU AG *                                                   8,071
     5,300     Sylea                                                     506,355
    12,000     Thai Rung Union Car Public Co. Ltd.                         3,407
                                                                      ----------
                                                                      $  546,553
                                                                      ----------
               Automobiles - 0.1%
     3,000     Edaran Otomobile Nasional Bhd.                         $    6,132
    19,200     Renault Argentina SA                                       26,885
                                                                      ----------
                                                                      $   33,017
                                                                      ----------
   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
               Building Materials - 3.1%
    21,900     Asko OY                                                $  389,712
    50,000     Cemex, SA (Class B)*                                      266,402
     5,800     Koramic Building Products SA                              349,086
     2,900     Lafarge SA                                                190,282
    38,000     Williams Plc                                              210,943
       814     Zardoya Otis SA                                            94,838
                                                                      ----------
                                                                      $1,501,263
                                                                      ----------

               Consumer (Jewelry, Novelties & Gifts) - 0.2%
     1,370     TAG Heuer International SA (Registered)*               $  119,037
                                                                      ----------

               Homebuilding - 0.4%
 4,466,000     DMCI Holdings Inc.*                                    $  132,326
   205,000     Land & House Public Co., Ltd. (Foreign)                    39,529
    11,800     Property Perfect Public Co., Ltd. (Foreign)*                  303
                                                                      ----------
                                                                      $  172,158
                                                                      ----------
               Household Furniture and Appliances - 1.3%
       500     Forbo Holding AG                                       $  204,221
     5,000     Sony Corp.                                                444,206
                                                                      ----------
                                                                      $  648,427
                                                                      ----------
               Leisure Time (Products) - 0.7%
    12,000     Baja Auto Ltd. (G.D.R.)                                $  240,900
       750     KTM Motorradholding AG                                     37,881
       800     Nintendo Corp., Ltd.                                       78,425
                                                                      ----------
                                                                      $  357,206
                                                                      ----------
               Lodging-Hotels - 0.1%
    16,500     Overseas Union Enterprise Ltd.                         $   39,549
                                                                      ----------
               Publishing - 0.1%
     3,500     Grupo Anaya SA                                         $   64,326
                                                                      ----------
               Publishing (Newspapers) - 0.2%
   105,000     Star Publications                                      $  119,861
                                                                      ----------
               Retail (Deptartment Stores) - 0.5%
   936,000     PT Matahari Putra Prima                                $   76,582
    41,000     Storehouse Plc                                            158,914
                                                                      ----------
                                                                      $  235,496
                                                                      ----------
               Retail (Discounters) - 0.1%
     5,000     Makro Atacadista SA (G.D.R.)                           $   40,000
                                                                      ----------
               Retail (Specialty - Apparel) - 1.0%
 1,404,000     Giordano International Ltd.                            $  484,669
                                                                      ----------
               Retail (Specialty) - 4.0%
     6,500     Aldeasa SA *                                           $  137,808
   138,000     Arriva Plc                                                777,389
    38,000     Carpetright Plc                                           287,083
     3,600     Castorama Dubois Investisse                               436,654
    78,700     MFI Furniture Group Plc                                   155,750
   100,000     Sa Sa International Holdings Ltd.                          20,648
       750     The Selecta Group *                                       100,571
     4,000     Xebio Co, Ltd.                                             31,860
                                                                      ----------
                                                                      $1,947,763
                                                                      ----------
               Services (Commercial and Consumer) - 1.4%
       500     Falck AS                                               $   23,169
    18,000     Hays Plc                                                  239,611
     4,000     ISS International Service System AS (Class B)*            147,112
   137,500     Jasmine International Public Co. Ltd. (Local)              27,102
    30,000     Jasmine International Public Co., Ltd. (Foreign)            5,913
    12,000     Select Appointments Holdings Plc                          110,366
     3,200     Stork NV                                                  110,473
                                                                      ----------
                                                                      $  663,746
                                                                      ----------
   The accompanying notes are an integral part of these financial statements.
22

International Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
  Shares                                                                 Value
--------------------------------------------------------------------------------
             Textiles (Apparel) - 0.4%
      15     Hugo Boss AG                                             $   18,510
   8,900     Fila Holding SpA (Sponsored A.D.R.)                         179,113
                                                                      ----------
                                                                      $  197,623
                                                                      ----------
             Textiles (Home Furnishings) - 0.6%
   3,000     Chargeurs International SA                               $  179,447
   6,000     Industrie Natuzzi SpA (Sponsored A.D.R.)                    123,750
                                                                      ----------
                                                                      $  303,197
                                                                      ----------
              TOTAL CONSUMER CYCLICALS                                $7,473,891
                                                                      ----------
             CONSUMER STAPLES - 12.0%
             Beverages (Non-Alcoholic) - 0.9%
  14,700     Louis Dreyfus Citrus                                     $  449,414
                                                                      ----------
             Broadcasting (Television/Radio/Cable) - 4.5%
 102,600     Benpres Holdings Corp. (G.D.R.)*                         $  279,842
  19,800     Central European Media Enterprises Ltd*                     499,950
  49,400     Schibsted ASA                                               846,097
   5,750     Societe Television Francaise                                587,563
                                                                      ----------
                                                                      $2,213,452
                                                                      ----------
             Distributors (Food and Health) - 0.0%
 110,880     PT Wicaksana Overseas International                      $    4,032
                                                                      ----------
             Entertainment - 1.6%
   1,370     Pathe SA                                                 $  265,874
  12,700     Pearson Plc                                                 164,985
   7,000     PolyGram NV                                                 334,870
                                                                      ----------
                                                                      $  765,729
                                                                      ----------

             Foods - 1.4%
   4,400     Delta Dairy SA                                           $   49,914
 125,000     Grupo Industrial Maseca SA de CV                            129,174
   6,400     Huhtamaki OY (Series I)                                     264,174
 967,000     JG Summit Holding Inc.                                       78,793
     900     Raision Group OY                                            106,495
 262,500     Universal Robina Corp.                                       32,083
                                                                      ----------

                                                                      $  660,633
                                                                      ----------
             Household Products (Non-Durables) - 0.4%
     750     Benckiser NV (B Shares)*                                 $   31,033
     600     Nu Skin Asia Pacific Inc.*                                   10,950
  11,000     Shiseido Co., Ltd.                                          149,958
                                                                      ----------
                                                                      $  191,941
                                                                      ----------
             Restaurants - 0.5%
  14,200     Compass Group Plc                                        $  174,677
  35,000     Kentucky Fried Chicken Bhd.                                  56,691
                                                                      ----------
                                                                      $  231,368
                                                                      ----------
             Retail Stores (Food Chains) - 1.8%
   6,100     Circle K Japan Co. Ltd.                                  $  291,989
   9,400     Delhaize-Le Lion, SA                                        476,964
  28,500     Kwik Save Group Plc                                         137,144
                                                                      ----------
                                                                      $  906,097
                                                                      ----------

             Services (Facilities and Environment) - 0.9%
   3,900     Brisa-Auto Estradas de Portugal, SA*                     $  139,705
 250,000     PT Citra Marga Nusaphala Persada                             27,273
  18,000     Jaakko Poyry Group*                                         194,828
  11,500     Munters AB*                                                  99,214

                                                                      ----------
                                                                      $  461,020
                                                                      ----------
              TOTAL CONSUMER STAPLES                                  $5,883,686
                                                                      ----------
             ENERGY - 1.6%
             Oil and Gas (Drilling and Equipment) - 0.2%
 120,000     Ocean Rig ASA*                                           $  126,730
                                                                      ----------
             Oil and Gas (Exploration/Production) - 0.3%
  60,000     Cultus Petroleum NL*                                     $  102,846
     200     Elf Gabon                                                    32,633
                                                                      ----------
                                                                      $  135,479
                                                                      ----------
   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
   Shares                                                                Value
--------------------------------------------------------------------------------
               Oil and Gas (Refining and Marketing) - 1.1%
    18,000     ENI SpA                                                $  102,058
    10,000     Repsol SA (L Shares)                                      426,649
                                                                      ----------
                                                                      $  528,707
                                                                      ----------
                TOTAL ENERGY                                          $  790,916
                                                                      ----------

               FINANCIAL - 12.6%
               Banks (Major Regional) - 7.1%
    72,000     Ashtead Group Plc                                      $  227,038
    14,500     Banca Popolare di Brescia                                 135,246
     4,500     Banco Wiese Ltd. (Sponsored A.D.R.)                        22,500
   165,500     PT Bank Bira                                                9,780
    45,000     Bangkok Bank Ltd.                                         115,694
   835,000     Bank International Indonesia                               49,341
     1,400     Credit Suisse Group                                       216,468
     1,168     Daegu Bank*                                                 2,632
     3,600     DePfa-Bank                                                213,319
    26,600     Development Bank of Singapore Ltd.                        227,256
     1,250     DEX                                                       144,762
   390,000     Dhana Siam Finance Public Co.                              76,872
    20,000     Finance One Public Co., Ltd.*                                 719
    25,800     First Bangkok City Bank Public Co., Ltd.                    5,196
    13,750     Housing & Commercial Bank (G.D.R.)                         72,119
     6,800     HSBC Holding Plc                                          176,454
    29,000     Industrial Credit & Investment Corp. of India Ltd.
               (A.D.R.)                                                  377,000
   365,000     JCG Holdings Ltd.                                         156,617
       126     Julius Baer Holding AG                                    233,613
   138,200     National Finance Public Co., Ltd.                          26,352
    51,200     Overseas-Chinese Banking Corp., Ltd.                      297,692
    58,000     PT Pan Indonesia Bank TBK                                   7,118
   141,700     Siam City Bank Public Co., Ltd.                             9,411
    17,000     Skandia Enskilda Banken                                   215,179
     3,500     Societe Generale                                          476,863

                                                                      ----------
                                                                      $3,495,241
                                                                      ----------
               Financial (Diversified) - 2.0%
 2,235,000     C & P Homes, Inc.                                      $  130,237
     4,400     Cheung Kong Holdings Ltd.                                  28,817
     5,000     DBS Land Ltd.                                               7,654
    95,600     HKR International Ltd.                                     70,321
     7,300     Hutchinson Whampoa Ltd.                                    45,784
     4,800     Nichiei Co., Ltd.                                         510,990
       600     Shohkoh Fund                                              182,890
                                                                      ----------
                                                                      $  976,693
                                                                      ----------
               Insurance (Life/Health) - 0.8%
    34,500     Alleanza Assicurazioni                                 $  277,341
     4,500     Assicurazioni Generali                                    110,529
                                                                      ----------
                                                                      $  387,870
                                                                      ----------
               Insurance (Property- Casualty) - 2.3%
     1,500     Catalana Occidente SA                                  $   76,403
   228,200     Malaysian Assurance Alliance Bhd.                         261,672
     1,800     Mediolanum SpA                                             33,884
    44,621     Reinsurance Australia Corp.                               116,327
    40,500     Royal & Sun Alliance Group Plc                            407,738
     5,000     Skandia Forsakrings AB                                    235,834
                                                                      ----------
                                                                      $1,131,858
                                                                      ----------
               Investment Banking/Brokerage - 0.1%
    10,000     Daiwa Securities Co. Ltd.                              $   34,464
   660,000     PT Lippo Securities                                        27,000
                                                                      ----------
                                                                      $   61,464
                                                                      ----------
               Savings and Loan Companies - 0.3%
   137,000     Hong Leong Finance Ltd.                                $  146,307
                                                                      ----------

                TOTAL FINANCIAL                                       $6,199,433
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.
24

International Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
  Shares                                                                 Value
--------------------------------------------------------------------------------
             HEALTH CARE - 5.7%
             Health Care (Diversified) - 1.1%
  11,500     Teva Pharmaceutical Industries Ltd. (Sponsored A.D.R.)   $  544,094
                                                                      ----------
             Health Care (Drugs/ Major Pharmaceuticals) - 3.9%
  33,666     Astra AB                                                 $  583,014
   4,200     Fabrica Espanola de Productos Quimicos y Far                186,912
 119,000     Medeva Plc                                                  316,612
     260     Novartis AG                                                 421,578
 141,000     PT Tempo Scan Pacific                                        10,895
   5,032     Rhone-Poulenc                                               225,410
       8     Roche Holdings AG                                            79,390
 105,000     SkyePharma Plc*                                              92,259
                                                                      ----------
                                                                      $1,916,070
                                                                      ----------
             Healthcare (Medical Products/Supplies) - 0.3%
   5,000     Hoya Corp.                                               $  157,004
                                                                      ----------
             Healthcare (Specialized Services) - 0.4%
  12,200     Nobel Biocare                                            $  159,801
                                                                      ----------
              TOTAL HEALTHCARE                                        $2,776,969
                                                                      ----------
             TECHNOLOGY - 6.9%
             Communications Equipment - 2.1%
  20,300     ECI Telecommunications Ltd.                              $  517,650
 255,000     Nanjing Posts & Telecommunications Equipment Co. Ltd.
             (B Shares)*                                                  82,598
  13,000     Tadiran Telecommunications Ltd.                             180,375
   7,200     Tadiran Telecommunications Ltd. (Sponsored A.D.R.)          254,700
                                                                      ----------
                                                                      $1,035,323
                                                                      ----------
             Computers (Software and Services) - 0.1%
   3,000     Intentia International AB (Class B)*                     $   64,988
                                                                      ----------
             Electronics (Component Distributors) - 2.1%
   1,520     Barco Industries                                         $  278,967
   1,300     Delta Electronics (Thailand) Public Co., Ltd                 11,141
  21,000     GSS Array Technology Public Co., Ltd.*                       35,994
  14,000     Hana Microelectronics Public Co., Ltd.                       31,044
  91,900     KCE Electronics Public Co., Ltd.                            252,024
   2,500     K.R. Precision Plc                                            9,748
   5,800     Kyocera Corp.                                               262,970
  87,000     Varitronix International Ltd.                               149,322
                                                                      ----------
                                                                      $1,031,210
                                                                      ----------
             Electronics (Instrumentation) - 0.3%
  29,200     Elec & Eltek International Co. Ltd.                      $  133,736
                                                                      ----------
             Electronics (Semiconductors) - 0.5%
     950     Austria Micro Systeme International AG                   $   48,133
   2,000     Rohm Co., Ltd.                                              203,721
                                                                      ----------
                                                                      $  251,854
                                                                      ----------
             Equipment (Semiconductors) - 0.6%
 418,000     ASM Pacific Technology Ltd.                              $  264,318
                                                                      ----------
             Services (Computer Systems) - 0.1%
 181,400     Loxley Public Co., Ltd.                                  $   23,707
                                                                      ----------
             Services (Data Processing) - 1.1%
  15,900     Merkantildata ASA                                        $  546,806
   2,500     Shinawatra Computer Co., Plc                                  8,570
                                                                      ----------
                                                                      $  555,376
                                                                      ----------
              TOTAL TECHNOLOGY                                        $3,360,512
                                                                      ----------
             TRANSPORTATION - 1.5%
             Air Freight - 0.0%
 145,000     International Container Terminal Services, Inc.*         $   17,901
                                                                      ----------
             Airlines - 0.4%
   5,200     Flughafen Wien AG                                        $  206,658
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.
                                                                             25

International Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
               Shipping - 0.6%
      3,950    Finnlines OY                                          $   156,522
     29,000    FrontLine Ltd.*                                           117,008
                                                                     -----------
                                                                     $   273,530
                                                                     -----------
               Truckers - 0.5%
     18,000    Stagecoach Holdings Plc                               $   246,845
                                                                     -----------
               TOTAL TRANSPORTATION                                  $   744,934
                                                                     -----------
               UTILITIES - 4.1%
               Electric Companies - 3.6%
  7,700,000    Centrais Electricas Brasileiras SA                    $   382,912
     18,500    Electrcidade de Portugal, SA*                             350,299
     17,675    Iberdrola SA                                              232,611
     64,350    Scottish Power Plc                                        568,585
     12,000    Shandong Huaneng Power Co., Ltd. (N Shares)                82,500
    450,000    Zhejiang Southeast Electric Power (B Shares)*             144,900
                                                                     -----------
                                                                     $ 1,761,807
                                                                     -----------
               Natural Gas - 0.5%
     68,000    Fletcher Challenge Energy                             $   238,090
                                                                     -----------
                TOTAL UTILITIES                                      $ 1,999,897
                                                                     -----------
                TOTAL COMMON STOCKS (Cost $47,289,300)               $43,540,534
                                                                     -----------

               WARRANTS AND RIGHTS - 0.0%
      5,032    Rhone-Poulenc (India) Ltd., 11/05/01*                 $    17,307
    138,200    National Finance Public Co., Ltd., 01/23/98*                   --
                                                                     -----------
                TOTAL WARRANTS AND RIGHTS (Cost $96,759)             $    17,307
                                                                     -----------
                TOTAL INVESTMENT IN SECURITIES (Cost $48,979,251)(b) $45,139,362
                                                                     -----------
 Principal
   Amount
  ---------
               TEMPORARY CASH INVESTMENTS - 7.9%
               Commercial Paper - 7.9%
 $1,228,000    American General Financial Corp., 5.65%, 01/05/98     $ 1,228,000
  1,331,000    American Express Co., 6.28%, 01/02/98                   1,331,000
  1,300,000    Ford Motor Credit Co., 6.01%, 01/05/98                  1,300,000
                                                                     -----------
                TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,859,000)   $ 3,859,000
                                                                     -----------
                TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                 CASH INVESTMENTS - 100% (Cost $52,838,251)(a)       $48,998,362
                                                                     ===========

           * Non-income producing security.


         (a) At December 31, 1997, the net unrealized loss on investments based on cost for federal income tax purposes of $53,220,819 was as follows:
         Aggregate gross unrealized gain for all investments
         in which an excess of value over tax cost                 $  3,716,476
         Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value          (7,938,933)
                                                                   ------------
         Net unrealized loss                                       $ (4,222,457)
                                                                   ============


   The accompanying notes are an integral part of these financial statements.
26

International Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

           (b) Distribution of investments by country, as a percentage of total equity holdings, is as follows:


         United Kingdom                             13.2%
         France                                      7.9
         Japan                                       7.3
         Italy                                       5.0
         Netherlands                                 5.0
         Brazil                                      4.8
         Germany                                     4.7
         Finland                                     4.0
         India                                       3.6
         Norway                                      3.6
         Sweden                                      3.4
         Switzerland                                 3.4
         Israel                                      3.3
         Spain                                       3.0
         South Korea                                 2.8
         Hong Kong                                   2.7
         Belgium                                     2.4
         Singapore                                   2.2
         Argentina                                   2.1
         Mexico                                      2.0
         Australia                                   1.9
         Austria                                     1.8
         Thailand                                    1.6
         Malaysia                                    1.6
         Philippines                                 1.5
         Portugal                                    1.3
         Bermuda                                     1.1
         Others (individually less than 1%)          2.8
                                                   -----
                                                   100.0%
                                                   =====


         Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 aggregated $72,499,715 and $46,589,983, respectively.

   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Balance Sheet
December 31, 1997
--------------------------------------------------------------------------------




Assets:
 Investment in securities, at value (including temporary cash investments of
  $3,859,000) (cost $52,838,251)                                                $ 48,998,362
 Cash                                                                                     40
 Foreign currencies, at value                                                         14,832
 Receivables--
  Investment securities sold                                                         697,729
  Dividends, interest and foreign taxes withheld                                      64,020
  Forward foreign currency settlement contracts open--net                              1,622
 Other                                                                                 3,707
                                                                                ------------
   Total assets                                                                 $ 49,780,312
                                                                                ------------

Liabilities:
 Payables--
  Investment securities purchased                                               $     31,359
  Fund shares repurchased                                                            229,564
 Due to affiliates                                                                    33,927
 Accrued expenses                                                                     73,183
                                                                                ------------
   Total liabilities                                                            $    368,033
                                                                                ------------

Net Assets:
 Paid-in capital                                                                $ 49,124,001
 Accumulated undistributed net investment income                                     852,169
 Accumulated undistributed net realized gain on investments and foreign
  currency transactions                                                            3,275,898
 Net unrealized loss on investments                                               (3,839,889)
 Net unrealized gain on forward currency contracts and other assets and
  liabilities denominated in foreign currencies                                          100
                                                                                ------------
   Total net assets                                                             $ 49,412,279
                                                                                ============
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $49,412,279/4,041,085 shares                                         $      12.23
                                                                                ============




   The accompanying notes are an integral part of these financial statements.
28

International Growth Portfolio
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $52,532)             $    675,232
 Interest (net of foreign taxes withheld of $758)                      231,830
                                                                  ------------
   Total investment income                                                           $    907,062
                                                                                     ------------

Expenses:
 Management fees                                                  $    399,296
 Transfer agent fees                                                        56
 Accounting                                                             65,143
 Custodian fees                                                        178,594
 Registration fees                                                         112
 Professional fees                                                      14,342
 Printing                                                                6,662
 Fees and expenses of nonaffiliated trustees                               542
 Miscellaneous                                                          18,525
                                                                  ------------
   Total expenses                                                                    $    683,272
   Less management fees waived by Pioneering
    Management Corporation                                                                (86,523)
   Less fees paid indirectly                                                               (3,866)
                                                                                     ------------
   Net expenses                                                                      $    592,883
                                                                                     ------------
    Net investment income                                                            $    314,179
                                                                                     ------------

Realized and Unrealized Gain (Loss) on Investments
 and Foreign Currency
 Transactions:
 Net realized gain from:
  Investments                                                     $  3,300,535
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                   537,924       $  3,838,459
                                                                  ------------       ------------
 Change in net unrealized gain from:
  Investments                                                     $ (4,309,376)
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                      (312)      $ (4,309,688)
                                                                  ------------       ------------
  Net loss on investments and foreign currency transactions                          $   (471,229)
                                                                                     ------------
  Net decrease in net assets resulting from operations                               $   (157,050)
                                                                                     ============



   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1997 and December 31, 1996
--------------------------------------------------------------------------------




                                                                                       Year Ended          Year Ended
                                                                                   December 31, 1997    December 31, 1996
                                                                                  -------------------  ------------------
From Operations:
 Net investment income                                                               $    314,179         $   104,040
 Net realized gain on investments and foreign
  currency transactions                                                                 3,838,459             446,589
 Change in net unrealized gain on investments and
  foreign currency transactions                                                        (4,309,688)            432,427
                                                                                     ------------         -----------
   Net increase (decrease) in net assets resulting
    from operations                                                                  $   (157,050)        $   983,056
                                                                                     ------------         -----------

Distributions to Shareholders:
 Net investment income ($0.03 and $0.00 per
  share, respectively)                                                               $    (91,398)        $        --
 Net realized gain ($0.16 and $0.03 per share,
  respectively)                                                                          (479,245)            (34,412)
                                                                                     ------------         -----------
     Total distributions to shareholders                                             $   (570,643)        $   (34,412)
                                                                                     ------------         -----------
From Fund Share Transactions:                       '97 Shares     '96 Shares
                                                    ----------     ----------
 Net proceeds from sale of shares                    2,153,395      1,896,992        $ 27,923,006         $21,695,298
 Reinvestment of distributions                          42,649          2,934             570,643              34,412
 Cost of shares repurchased                           (248,981)       (77,398)         (3,123,621)           (875,145)
                                                    ----------     ----------        ------------         -----------
   Net increase in net assets resulting from fund
    share transactions                               1,947,063      1,822,528        $ 25,370,028         $20,854,565
                                                    ==========     ==========        ------------         -----------
   Net increase in net assets                                                        $ 24,642,335         $21,803,209

Net Assets:
 Beginning of year                                                                     24,769,944           2,966,735
                                                                                     ------------         -----------
 End of year (including accumulated undistributed
  net investment income of $852,169 and $91,464,
  respectively)                                                                      $ 49,412,279         $24,769,944
                                                                                     ============         ===========




   The accompanying notes are an integral part of these financial statements.
30

International Growth Portfolio
Financial Highlights
December 31, 1997
--------------------------------------------------------------------------------




                                                             Year Ended            Year Ended          March 1, 1995 to
                                                         December 31, 1997     December 31, 1996      December 31, 1995
                                                        -------------------   -------------------   ---------------------
Net asset value, beginning of period                         $ 11.83              $  10.93                $  10.00
                                                             -------              --------                --------
Increase from investment operations:
 Net investment income                                       $  0.06              $   0.05                $     --
 Net realized and unrealized gain on investments
 and foreign currency transactions                              0.53                  0.88                    1.04
                                                             -------              --------                ----------
  Net increase from investment operations                    $  0.59              $   0.93                $   1.04
Distributions to shareholders:
 Net investment income                                         (0.03)                   --                      --
 In excess of net investment income                               --                    --                   (0.02)
 Net realized gain                                             (0.16)                (0.03)                  (0.09)
                                                             ---------            ----------              ----------
  Net increase in net asset value                            $  0.40              $   0.90                $   0.93
                                                             ---------            ----------              ----------
Net asset value, end of period                               $ 12.23              $  11.83                $  10.93
                                                             =========            ==========              ==========
Total return*                                                   4.87%                 8.54%                  10.42%
Ratio of net expenses to average net assets                     1.49%+                1.52%+                  2.10%**+
Ratio of net investment income (loss) to average net
 assets                                                         0.78%+                0.78%+                 (0.25%)**+
Portfolio turnover rate                                          133%                  115%                    139%**
Average brokerage commission per share                       $0.0034               $0.0033                      --
Net assets, end of period (in thousands)                     $49,412               $24,770                  $2,967
Ratio assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
 Net expenses                                                   1.71%                 3.04%                  17.22%**
 Net investment income (loss)                                   0.56%                (0.74%)                (15.37%)**
Ratio assuming waiver of management fees and
 assumption of expenses by PMC and reduction for
 fees paid indirectly:
 Net expenses                                                   1.48%                 1.50%                   1.75%**
 Net investment income                                          0.79%                 0.80%                   0.10%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------

             INVESTMENT IN SECURITIES - 93.5%
             PREFERRED STOCK - 0.6%
  41,450     Aracruz Cellulose SA (Sponsored A.D.R.)                  $  595,844
                                                                      ----------
              TOTAL PREFERRED STOCK (Cost $739,411)                   $  595,844
                                                                      ----------

            COMMON STOCKS - 92.9%
             BASIC MATERIALS - 9.1%
             Chemicals - 1.6%
  36,100     The Geon Co.                                             $  843,837
  29,800     Georgia Gulf Corp.                                          912,625
                                                                      ----------
                                                                      $1,756,462
                                                                      ----------
             Chemicals (Specialty) - 1.4%
  95,200     Agrium, Inc.                                             $1,160,250
  30,000     Borden Chemicals & Plastics, L.P.                           249,375
   3,400     NL Industries, Inc.*                                         46,325
                                                                      ----------
                                                                      $1,455,950
                                                                      ----------
             Gold & Precious Metals Mining - 0.9%
  30,000     Newmont Mining Corp.                                     $  881,250
  35,000     TVX Gold Inc.*                                              118,125
                                                                      ----------
                                                                      $  999,375
                                                                      ----------
             Iron & Steel - 0.9%
  50,000     Armco, Inc.*                                             $  246,875
  70,000     LTV Corp.                                                   682,500
                                                                      ----------
                                                                      $  929,375
                                                                      ----------
             Metals & Mining - 0.8%
  20,000     Freeport-McMoRan Copper & Gold, Inc.                     $  306,250
  21,000     Penn Engineering & Manufacturing Corp.                      504,000
                                                                      ----------
                                                                      $  810,250
                                                                      ----------
             Paper & Forest Products - 3.5%
  40,000     Bowater, Inc.                                            $1,777,500
   8,600     Consolidated Papers, Inc.                                   459,025
  20,000     Jefferson Smurfit Corp.*                                    282,500
  60,000     Louisiana-Pacific Corp.                                   1,140,000
                                                                      ----------
                                                                      $3,659,025
                                                                      ----------
              TOTAL BASIC MATERIALS                                   $9,610,437
                                                                      ----------
             CAPITAL GOODS - 6.7%
             Electrical Equipment - 1.6%
  12,000     Belden, Inc.                                             $  423,000
  55,000     Vishay Intertechnology, Inc.*                             1,299,375
                                                                      ----------
                                                                      $1,722,375
                                                                      ----------
             Engineering & Construction - 1.6%
 110,000     Morrison Knudsen Corp.*                                  $1,072,500
  45,700     Salient 3 Communications Inc.                               565,537
                                                                      ----------
                                                                      $1,638,037
                                                                      ----------
             Machinery (Diversified) - 0.6%
  49,500     Brown & Sharpe Manufacturing Co.*                        $  504,281
  40,000     Interlake Corp.*                                            187,500
                                                                      ----------
                                                                      $  691,781
                                                                      ----------
             Manufacturing (Diversified) - 0.6%
  22,500     U.S. Industries, Inc.                                    $  677,812
                                                                      ----------
             Manufacturing (Specialized) - 0.3%
  39,000     Insteel Industries, Inc.                                 $  268,125
                                                                      ----------
             Metal Fabricators - 2.0%
  40,000     Brush Wellman, Inc.                                      $  980,000
  55,000     CommScope, Inc.*                                            739,062
  40,000     N N Ball & Roller, Inc.                                     355,000
                                                                      ----------
                                                                      $2,074,062
                                                                      ----------
              TOTAL CAPITAL GOODS                                     $7,072,192
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.
32

Capital Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------
             COMMUNICATION SERVICES - 8.5%
             Telecommunications (Long Distance) - 2.3%
  18,000     AT&T Corp.                                               $1,102,500
  23,000     Sprint Corp.                                              1,348,375
                                                                      ----------
                                                                      $2,450,875
                                                                      ----------
             Telephone - 6.2%
   7,457     Bell Atlantic Corp.                                      $  678,587
  35,290     Citizens Utilities Co. (Class B)*                           339,666
  70,000     Frontier Corp.                                            1,684,375
  34,000     GTE Corp.                                                 1,776,500
  45,000     Telephone and Data Systems, Inc.                          2,095,312
                                                                      ----------
                                                                      $6,574,440
                                                                      ----------
              TOTAL COMMUNICATION SERVICES                            $9,025,315
                                                                      ----------
             CONSUMER CYCLICALS - 19.3%
              Automobiles - 0.7%
  20,000     Chrysler Corp.                                           $  703,750
                                                                      ----------
             Auto Parts & Equipment - 1.2%
  40,000     ITT Industries                                           $1,255,000
                                                                      ----------
             Consumer (Jewelry, Novelties & Gifts) - 0.6%
  30,000     Jostens, Inc.                                            $  691,875
                                                                      ----------
             Distributors (Durables) - 0.4%
  30,000     Industrial Distribution Group, Inc.*                     $  470,625
                                                                      ----------

             Household Furniture & Appliances - 1.5%
  18,100     Harman International Industries, Inc.                    $  768,119
  22,000     Maytag Corp.                                                820,875
                                                                      ----------

                                                                      $1,588,994
                                                                      ----------
             Leisure Time (Products) - 1.9%
  50,300     Arctic Cat, Inc.                                         $  487,281
  45,000     Hasbro, Inc.                                              1,417,500
 110,000     Meridian Sports, Inc.*                                       82,500
                                                                      ----------
                                                                      $1,987,281
                                                                      ----------
             Publishing - 1.0%
  31,800     PRIMEDIA, Inc.*                                          $  401,475
  29,000     Readers Digest Association, Inc. (Non-voting)               685,125
                                                                      ----------
                                                                      $1,086,600
                                                                      ----------
             Retail (Computers & Electronics) - 1.5%
  40,000     Tandy Corp.                                              $1,542,500
                                                                      ----------
             Retail (General Merchandise) - 0.8%
  70,000     Kmart Corp.*                                             $  809,375
                                                                      ----------
             Retail (Home Shopping) - 1.2%
  35,000     Creative Computers, Inc.*                                $  347,812
  45,000     Fingerhut Companies, Inc.                                   961,875
                                                                      ----------
                                                                      $1,309,687
                                                                      ----------
             Retail (Specialty) - 3.0%
  18,100     Cole National Corp.*                                     $  541,869
  35,000     Pep Boys - Manny, Moe & Jack                                835,625
  10,000     Toys "R" Us, Inc.*                                          314,375
  75,000     Woolworth Corp.*                                          1,528,125
                                                                      ----------
                                                                      $3,219,994
                                                                      ----------
             Services (Advertising/Marketing) - 0.5%
  21,100     ACNielsen Corp.*                                         $  514,312
                                                                      ----------
             Services (Commercial & Consumer) - 0.6%
  24,000     Regis Corp.                                              $  603,000
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
 Shares                                                                Value
--------------------------------------------------------------------------------
           Textiles (Apparel) - 3.6%
 39,000    Fruit of the Loom, Inc.*                                  $   999,375
 35,000    Justin Industries                                             476,875
 15,000    Oshkosh B'Gosh, Inc.                                          495,000
 30,000    Reebok International Ltd.                                     864,375
 60,000    Stride-Rite Corp.                                             720,000
 57,000    Tultex Corp.*                                                 231,562
                                                                     -----------
                                                                     $ 3,787,187
                                                                     -----------
           Textiles (Specialty) - 0.8%
 46,000    Wellman, Inc.                                             $   897,000
                                                                     -----------
            TOTAL CONSUMER CYCLICALS                                 $20,467,180
                                                                     -----------
           CONSUMER STAPLES - 14.3%
           Distributors (Food & Health) - 1.2%
 45,000    Richfood Holdings, Inc.                                   $ 1,271,250
                                                                     -----------
           Entertainment - 2.5%
 65,000    Viacom, Inc. (Class B) (Non-voting)*                      $ 2,693,437
                                                                     -----------
           Foods - 1.1%
 60,000    Tyson Foods, Inc.                                         $ 1,230,000
                                                                     -----------
           Household Products (Non-Durables) - 1.2%
 38,000    Dial Corp.                                                $   790,875
 39,000    The Rival Co.                                                 511,875
                                                                     -----------
                                                                     $ 1,302,750
                                                                     -----------
           Housewares - 1.2%
 46,000    Tupperware Corp.                                          $ 1,282,250
                                                                     -----------
           Restaurants - 3.0%
 34,000    Darden Restaurants                                        $   425,000
 40,000    McDonald's Corp.                                            1,910,000
 30,000    Sbarro, Inc.                                                  789,375
                                                                     -----------
                                                                     $ 3,124,375
                                                                     -----------
           Retail Stores (Food Chains) - 1.4%
  4,300    Arden Group, Inc.*                                        $   438,600
 35,000    The Great Atlantic & Pacific Tea Co., Inc.                  1,039,063
                                                                     -----------
                                                                     $ 1,477,663
                                                                     -----------
           Services (Employment) - 1.1%
 10,000    The Loewen Group, Inc.                                    $   258,125
 25,000    Manpower, Inc.                                                881,250
                                                                     -----------
                                                                     $ 1,139,375
                                                                     -----------
           Specialty Printing - 1.6%
 20,000    Cadmus Communications Corp.                               $   410,000
 60,000    John H. Harland Co.                                         1,260,000
                                                                     -----------
                                                                     $ 1,670,000
                                                                     -----------
            TOTAL CONSUMER STAPLES                                   $15,191,100
                                                                     -----------
           ENERGY - 4.2%
           Oil (Domestic Integrated) - 1.7%
 22,000    Atlantic Richfield Co.                                    $ 1,762,750
                                                                     -----------
           Oil & Gas (Production & Exploration) - 2.5%
 16,700    Crystal Oil Co.*                                          $   730,625
 20,000    Oryx Energy Co.*                                              510,000
 24,700    Seagull Energy Corp.*                                         509,438
 20,000    Union Pacific Resources Group, Inc.                           485,000
 22,000    Union Texas Petroleum Holdings, Inc.                          457,875
                                                                     -----------
                                                                     $ 2,692,938
                                                                     -----------
            TOTAL ENERGY                                             $ 4,455,688
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.
34

Capital Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
 Shares                                                                 Value
--------------------------------------------------------------------------------
           FINANCIAL - 8.0%
           Financial (Diversified) - 1.2%
 66,450    Bluegreen Corp.*                                           $  290,719
 19,700    Equitable Companies, Inc.                                     980,075
                                                                      ----------
                                                                      $1,270,794
                                                                      ----------
           Insurance (Life/Health) - 1.6%
 42,200    American Annuity Group, Inc.                               $  928,400
 26,000    Western National Corp.                                        770,250
                                                                      ----------
                                                                      $1,698,650
                                                                      ----------
           Insurance (Property-Casualty) - 2.2%
 20,000    Financial Security Assurance Holdings Ltd.                 $  965,000
  3,000    IPC Holdings Ltd.                                              96,563
 50,000    20th Century Industries                                     1,300,000
                                                                      ----------
                                                                      $2,361,563
                                                                      ----------
           Investment Management - 3.0%
 55,000    DST Systems, Inc.*                                         $2,347,813
 33,000    United Asset Management Corp.                                 806,438
                                                                      ----------
                                                                      $3,154,251
                                                                      ----------

            TOTAL FINANCIAL                                           $8,485,258
                                                                      ----------

           HEALTH CARE - 7.3%
           Biotechnology - 0.5%
 14,000    Sepracor, Inc.*                                            $  560,875
                                                                      ----------
           Health Care (Diversified) - 1.5%
 35,000    IVAX Corp.*                                                $  236,250
 25,000    Mallinckrodt, Inc.                                            950,000
 30,000    Medeva Plc (Sponsored A.D.R.)                                 330,000
                                                                      ----------
                                                                      $1,516,250
                                                                      ----------
           Health Care (Hospital Management) - 2.3%
 63,000    Columbia/HCA Healthcare Corp.                              $1,866,375
 31,000    Sun Healthcare Group, Inc.*                                   600,625
                                                                      ----------
                                                                      $2,467,000
                                                                      ----------
           Health Care (Long Term Care) - 1.2%
 40,000    Integrated Health Services, Inc.                           $1,247,500
                                                                      ----------
           Health Care (Managed Care) - 1.8%
 60,000    Mid Atlantic Medical Services, Inc.*                       $  765,000
 22,500    PacifiCare Health Systems, Inc.*                            1,178,438
                                                                      ----------
                                                                      $1,943,438
                                                                      ----------
            TOTAL HEALTH CARE                                         $7,735,063
                                                                      ----------
           TECHNOLOGY - 14.1%
           Communications Equipment - 3.6%
 40,000    Alcatel Alsthom, Inc. (Sponsored A.D.R.)                   $1,012,500
 81,000    DSC Communications Corp.*                                   1,944,000
 50,000    NextLevel Systems, Inc.*                                      893,750
                                                                      ----------
                                                                      $3,850,250
                                                                      ----------
           Computers (Hardware) - 2.0%
 75,000    NCR Corp.*                                                 $2,085,938
                                                                      ----------
           Computers (Software & Services) - 1.5%
 23,000    Broderbund Software, Inc.*                                 $  589,375
  7,000    Marcam Solutions, Inc.*                                        50,750
 70,000    Unisys Corp.*                                                 971,250
                                                                      ----------
                                                                      $1,611,375
                                                                      ----------
           Computers (Peripherals) - 0.9%
 35,000    Intergraph Corp.*                                          $  350,000
 30,000    Seagate Technology, Inc.*                                     577,500
                                                                      ----------
                                                                      $  927,500
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
    Shares                                                              Value
--------------------------------------------------------------------------------
                Electronics (Component Distributors) - 2.1%
      20,000    Amphenol Corp.*                                     $  1,113,750
      35,000    Marshall Industries*                                   1,050,000
                                                                    ------------
                                                                    $  2,163,750
                                                                    ------------
                Electronics (Defense) - 0.2%
      20,000    Whittaker Corp.*                                    $    220,000
                                                                    ------------
                Equipment (Semiconductor) - 1.2%
      19,000    Lam Research Corp.*                                 $    555,750
      22,000    Teradyne, Inc.*                                          704,000
                                                                    ------------
                                                                    $  1,259,750
                                                                    ------------
                Photography/ Imaging - 1.8%
      10,000    Eastman Kodak Co.                                   $    608,125
      80,000    Imation Corp.*                                         1,280,000
                                                                    ------------
                                                                    $  1,888,125
                                                                    ------------
                Services (Data Processing) - 0.8%
      30,000    First Data Corp.                                    $    877,500
                                                                    ------------
                 TOTAL TECHNOLOGY                                   $ 14,884,188
                                                                    ------------
                UTILITIES - 1.4%
                Electric Companies - 1.4%
       7,000    Boston Edison Co.                                   $    265,125
      20,000    Dominion Resources, Inc.                                 851,250
      11,000    DTE Energy Co.                                           381,563
                                                                    ------------
                                                                    $  1,497,938
                                                                    ------------

                 TOTAL UTILITIES                                    $  1,497,938
                                                                    ------------
                 TOTAL COMMON STOCKS (Cost $90,561,005)             $ 98,424,359
                                                                    ------------
                 TOTAL INVESTMENT IN SECURITIES (Cost $91,300,416)  $ 99,020,203
                                                                    ------------
 Principal
   Amount
   ------
                TEMPORARY CASH INVESTMENTS- 6.5%
                Commercial Paper - 6.5%
$3,572,000      American Express Co., 6.25%, 1/02/98                $  3,572,000
 3,344,000      Ford Motor Credit Co., 6.0%, 1/05/98                   3,344,000
                                                                    ------------
                 TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,916,000) $  6,916,000
                                                                    ------------
                 TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                  INVESTMENTS - 100% (Cost $98,216,416)(a)          $105,936,203
                                                                    ============

           * Non-income producing security.

         (a) At December 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $98,217,282 was as follows:
             Aggregate gross unrealized gain for all investments
             in which there is an excess of value over tax cost     $13,265,919
             Aggregate gross unrealized loss for all investments
             in which there is an excess of tax cost over value      (5,546,998)
                                                                    -----------
             Net unrealized gain                                    $  7,718,921
                                                                    ============


           Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 aggregated $78,336,174 and $34,026,424, respectively.

   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Balance Sheet
December 31, 1997
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value (including temporary
  cash investments of $6,916,000)(cost $98,216,416)               $ 105,936,203
 Cash                                                                       691
 Receivables--
  Investment securities sold                                            102,184
  Fund shares sold                                                      228,952
  Dividends and interest                                                103,199
 Other                                                                    4,264
                                                                  -------------
  Total assets                                                    $ 106,375,493
                                                                  -------------

Liabilities:
 Payables--
  Investment securities purchased                                 $     809,468
 Due to affiliates                                                       65,208
 Accrued expenses                                                        24,581
                                                                  -------------
  Total liabilities                                               $     899,257
                                                                  -------------

Net Assets:
 Paid-in capital                                                  $  89,333,547
 Accumulated undistributed net investment income                        798,678
 Accumulated undistributed net realized gain on investments           7,624,224
 Net unrealized gain on investments                                   7,719,787
                                                                  -------------
  Total net assets                                                $ 105,476,236
                                                                  =============


Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $105,476,236/6,532,147 shares                          $       16.15
                                                                  =============


   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $5,120)     $938,835
 Interest                                                 460,043
                                                         --------
   Total investment income                                          $ 1,398,878
                                                                    -----------

Expenses:
 Management fees                                         $498,117
 Transfer agent fees                                        1,209
 Accounting                                                36,489
 Custodian fees                                            31,737
 Professional fees                                         16,714
 Printing                                                   7,690
 Fees and expenses of nonaffiliated trustees                  615
 Miscellaneous                                             17,978
                                                         --------
   Total expenses                                                   $   610,549
   Less fees paid indirectly                                             (1,220)
                                                                    -----------
   Net expenses                                                     $   609,329
                                                                    -----------
    Net investment income                                           $   789,549
                                                                    -----------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                   $ 7,625,055
 Change in net unrealized gain on investments                         6,236,718
                                                                    -----------
  Net gain on investments                                           $13,861,773
                                                                    -----------
  Net increase in net assets resulting from operations              $14,651,322
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1997 and December 31, 1996
--------------------------------------------------------------------------------


                                                                                      Year Ended          Year Ended
                                                                                  December 31, 1997    December 31, 1996
                                                                                 -------------------  ------------------
From Operations:
 Net investment income                                                              $    789,549         $    103,975
 Net realized gain on investments                                                      7,625,055            1,120,540
 Change in net unrealized gain on investments                                          6,236,718            1,521,356
                                                                                    ------------         ------------
   Net increase in net assets resulting from
    operations                                                                      $ 14,651,322         $  2,745,871
                                                                                    ------------         ------------

Distributions To Shareholders:
 Net investment income ($0.00 and $0.03 per
  share, respectively)                                                              $         --         $    (98,466)
 Net realized gain ($0.11 and $0.23 per share,
  respectively)                                                                         (556,650)            (707,881)
                                                                                    ------------         ------------
    Total distributions to shareholders                                             $   (556,650)        $   (806,347)
                                                                                    ------------         ------------
From Fund Share Transactions:                      '97 Shares     '96 Shares
                                                   ----------     ----------
 Net proceeds from sale of shares                   3,048,885      3,190,793        $ 46,594,217         $ 40,709,119
 Reinvestment of distributions                         36,889         61,965             556,650              806,347
 Cost of shares repurchased                          (275,697)      (339,671)         (4,341,358)          (4,239,869)
                                                   ----------     ----------        ------------         ------------
   Net increase in net assets resulting from
    fund share transactions                         2,810,077      2,913,087        $ 42,809,509         $ 37,275,597
                                                   ==========     ==========        ------------         ------------
   Net increase in net assets                                                       $ 56,904,181         $ 39,215,121

Net Assets:
 Beginning of year                                                                    48,572,055            9,356,934
                                                                                    ------------         ------------
 End of year (including accumulated undistributed
  net investment income of $798,678 and $5,509,
  respectively)                                                                     $105,476,236         $ 48,572,055
                                                                                    ============         ============




   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Financial Highlights
December 31, 1997
--------------------------------------------------------------------------------

                                                              Year Ended            Year Ended        March 1, 1995 to
                                                          December 31, 1997     December 31, 1996     December 31, 1996
                                                         -------------------   -------------------   ------------------
Net asset value, beginning of period                          $  13.05              $ 11.57              $10.00
                                                              --------              -------              ------
Increase from investment operations:
 Net investment income                                        $   0.12              $  0.03              $ 0.02
 Net realized and unrealized gain on investments                  3.09                 1.71                1.69
                                                              --------              -------              ------
  Net increase from investment operations                     $   3.21              $  1.74              $ 1.71
Distributions to shareholders:
 Net investment income                                              --                (0.03)              (0.02)
 Net realized gain                                               (0.11)               (0.23)              (0.12)
                                                              --------              -------              ------
  Net increase in net asset value                             $   3.10              $  1.48              $ 1.57
                                                              --------              -------              ------
Net asset value, end of period                                $  16.15              $ 13.05              $11.57
                                                              ========              =======              ======
Total return*                                                    24.69%               15.03%              17.13%
Ratio of net expenses to average net assets                       0.80%+               0.93%+              1.56%**+
Ratio of net investment income to average net assets              1.02%+               0.37%+              0.48%**+
Portfolio turnover rate                                             50%                  41%                 46%**
Average brokerage commission per share                        $ 0.0556              $0.0661                  --
Net assets, end of period (in thousands)                      $105,476              $48,572              $9,357
Ratio assuming no waiver of management fees by
 PMC and no reduction for fees paid indirectly
 Net expenses                                                     0.80%                0.95%               3.95%**
 Net investment income (loss)                                     1.02%                0.35%             (1.91)%**
Ratio assuming waiver of management fees by
 PMC and reduction for fees paid indirectly
 Net expenses                                                     0.79%                0.92%              1.49%**
 Net investment income                                            1.03%                0.38%              0.55%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
 Shares                                                                  Value
--------------------------------------------------------------------------------

           INVESTMENT IN SECURITIES - 89.4%
           PREFERRED STOCK - 1.8%
   260     SAP AG (Non-voting)                                          $ 85,053
                                                                        --------
            TOTAL PREFERRED STOCK (Cost $83,859)                        $ 85,053
                                                                        --------

          COMMON STOCKS - 87.6%
           BASIC MATERIALS - 16.5%
           Agricultural Products - 4.6%
 2,044     Pioneer Hi-Bred International, Inc.                          $219,219
                                                                        --------
           Chemicals (Diversified) - 6.1%
 6,856     Monsanto Co.                                                 $287,952
                                                                        --------
           Chemicals (Specialty) - 5.8%
 4,472     Minerals Technologies, Inc.                                  $203,196
 1,872     OM Group, Inc.                                                 68,562
                                                                        --------
                                                                        $271,758
                                                                        --------
            TOTAL BASIC MATERIALS                                       $778,929
                                                                        --------
           CAPITAL GOODS - 1.1%
           Manufacturing (Specialized) - 1.1%
 1,084     Briggs & Stratton Corp.                                      $ 52,642
                                                                        --------
            TOTAL CAPITAL GOODS                                         $ 52,642
                                                                        --------
           CONSUMER CYCLICALS - 9.9%
           Auto Parts & Equipment - 0.8%
   603     Magna International, Inc.                                    $ 37,876
                                                                        --------
           Retail (General Merchandise) - 3.5%
 4,510     Fred Meyer, Inc.*                                            $164,051
                                                                        --------
           Retail Specialty - 1.7%
 2,411     Barnes & Noble, Inc.*                                        $ 80,467
                                                                        --------
           Textiles (Apparel) - 3.9%
 4,706     Nike, Inc.                                                   $184,711
                                                                        --------
            TOTAL CONSUMER CYCLICALS                                    $467,105
                                                                        --------
           CONSUMER STAPLES - 18.2%
           Beverages (Non-alcoholic) - 3.9%
 2,757     The Coca-Cola Co.                                            $183,685
                                                                        --------
           Entertainment - 1.6%
   764     The Walt Disney Co.                                          $ 75,684
                                                                        --------
           Foods - 3.6%
 2,148     Wrigley (Wm.) Jr. Co.                                        $170,900
                                                                        --------
           Personal Care - 2.9%
 1,372     Gillette Co.                                                 $137,800
                                                                        --------
           Restaurants - 3.3%
 3,241     McDonald's Corp.                                             $154,758
                                                                        --------
           Retail (Drug Stores) - 2.9%
 4,417     Walgreen Co.                                                 $138,583
                                                                        --------
            TOTAL CONSUMER STAPLES                                      $861,410
                                                                        --------
           FINANCIAL - 16.4%
           Banks (Major Regional) - 1.6%
   223     Wells Fargo & Co.                                            $ 75,695
                                                                        --------
           Consumer Finance - 1.7%
 1,893     Countrywide Credit Industries, Inc.                          $ 81,162
                                                                        --------
           Insurance (Multi-line) - 2.7%
 1,164     American International Group, Inc.                           $126,585
                                                                        --------
           Insurance (Property-Casualty) - 5.1%
 1,713     Progressive Corp.                                            $205,346
 1,363     20th Century Industries                                        35,438
                                                                        --------
                                                                         240,784
                                                                        --------

   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
              Investment Bank/Brokerage - 2.9%
    3,255     Charles Schwab Corp.                                    $  136,507
                                                                      ----------
              Investment Management - 2.4%
    1,323     Franklin Resources, Inc.                                $  115,018
                                                                      ----------
               TOTAL FINANCIAL                                        $  775,751
                                                                      ----------

              HEALTHCARE - 5.3%
              Healthcare (Drugs/Major Pharmaceuticals) - 5.3%
    1,078     Merck & Co., Inc.                                       $  114,537
    1,811     Pfizer, Inc.                                               135,033
                                                                      ----------
               TOTAL HEALTHCARE                                       $  249,570
                                                                      ----------
              TECHNOLOGY - 20.2%
              Communications Equipment - 1.7%
    2,722     Molex, Inc.                                             $   78,258
                                                                      ----------
              Computers (Hardware) - 4.5%
    2,549     Dell Computer Corp.*                                    $  214,116
                                                                      ----------
              Computers (Networking) - 2.2%
    1,848     Cisco System, Inc.*                                     $  103,026
                                                                      ----------
              Computers (Software & Services) - 3.4%
    1,226     Microsoft Corp.*                                        $  158,461
                                                                      ----------
              Electronics (Semiconductors) - 3.7%
      449     Etec Systems, Inc.*                                     $   20,878
    2,212     Intel Corp.                                                155,393
                                                                      ----------
                                                                      $  176,271
                                                                      ----------
              Equipment (Semiconductors) - 1.9%
    2,906     Applied Materials, Inc.*                                $   87,543
                                                                      ----------
              Services (Data Processing) - 2.8%
    4,563     First Data Corp.                                        $  133,468
                                                                      ----------
               TOTAL TECHNOLOGY                                       $  951,143
                                                                      ----------
               TOTAL COMMON STOCKS (Cost $4,112,975)                  $4,136,550
                                                                      ----------
               TOTAL INVESTMENT IN SECURITIES (Cost $4,196,834)       $4,221,603

                                                                     ----------
 Principal
  Amount
 ---------

             TEMPORARY CASH INVESTMENT - 10.6%
             Repurchase Agreement - 10.6%
 $500,000    Aubrey Lanston, 1/2/98, 5.75%, repurchase price of
             $500,000 plus accrued interest on 1/2/98,
             collateralized by $509,000 U.S. Treasury Notes,
             6.25%, 6/30/98                                          $  500,000
                                                                     ----------

              TOTAL TEMPORARY CASH INVESTMENT (Cost $500,000)        $  500,000
                                                                     ----------
               TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                CASH INVESTMENT - 100% (Cost $4,696,834)(a)          $4,721,603
                                                                     ==========

           * Non-income producing security.


         (a) At December 31, 1997, the net unrealized gain on investments, based on cost for federal income tax purposes of $4,700,932, was as follows:
             Aggregate gross unrealized gain for all investments
             in which there is an excess of value over tax cost      $   97,154
             Aggregate gross unrealized loss for all investments
             in which there is an excess of tax cost over value         (76,483)
                                                                     ----------
             Net unrealized gain                                     $   20,671
                                                                     =========


           Purchases and sales of securities (excluding temporary cash investments) for the period ended December 31, 1997 aggregated $4,267,266 and $66,374 respectively.



   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Balance Sheet
December 31, 1997
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value (including temporary
  cash investment of $500,000)(cost $4,696,834)                      $4,721,603
 Cash                                                                    72,316
 Receivables--
  Fund shares sold                                                      146,230
  Dividends, interest and foreign taxes withheld                          1,441
  Due from Pioneering Management Corporation                              2,450
                                                                     ----------
   Total assets                                                      $4,944,040
                                                                     ----------


Liabilities:
 Payables--
  Investment securities purchased                                    $  291,117
  Forward foreign currency settlement contracts--net                        217
 Due to affiliates                                                          305
 Accrued expenses                                                         5,917
                                                                     ----------
   Total liabilities                                                 $  297,556
                                                                     ----------

Net Assets:
 Paid-in capital                                                     $4,624,000
 Accumulated undistributed net investment income                          1,773
 Accumulated net realized loss on investments and foreign currency
  transactions                                                           (4,058)
 Net unrealized gain on investments                                      24,769
                                                                     ----------
   Total net assets                                                  $4,646,484
                                                                     ==========

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $4,646,484/302,920 shares                                 $    15.34
                                                                     ==========

   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Statement of Operations
For the Period from October 31, 1997 (Commencement of Operations) to December
    31, 1997
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $21)           $ 2,019
 Interest                                                     3,526
                                                            -------
   Total investment income                                            $   5,545
                                                                      ---------


Expenses:
 Management fees                                            $ 1,995
 Transfer agent fees                                            305
 Accounting                                                   6,100
 Custodian fees                                               6,566
 Professional fees                                            3,355
 Printing                                                       610
 Fees and expenses of nonaffiliated trustees                    122
 Miscellaneous                                                  610
                                                            -------
   Total expenses                                                     $  19,663
   Less management fees waived and expenses reimbursed
    by Pioneering Management Corporation                                (15,891)
                                                                      ---------
   Net expenses                                                       $   3,772
                                                                      ---------
    Net investment income                                             $   1,773
                                                                      ---------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized loss from investments                                   $  (4,058)
 Net unrealized gain on investments                                      24,769
                                                                      ---------
  Net gain on investments and foreign currency transactions           $  20,711
                                                                      ---------
  Net increase in net assets resulting from operations                $  22,484
                                                                      =========



   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Statements of Changes in Net Assets
For the Period from October 31, 1997 (Commencement of Operations) to December
   31, 1997
--------------------------------------------------------------------------------


                                                                                    October 31, 1997 to
                                                                                     December 31, 1997
                                                                                   --------------------
From Operations:
 Net investment income                                                                  $    1,773
 Net realized loss on investments and foreign currency transactions                         (4,058)
 Net unrealized gain on investments                                                         24,769
                                                                                        ----------
  Net increase in net assets resulting from operations                                  $   22,484
                                                                                        ----------
From Fund Share Transactions:                                        '97 Shares
                                                                     ----------
 Net proceeds from sale of shares                                     302,450           $4,620,514
 Cost of shares repurchased                                            (6,196)             (96,514)
                                                                      -------           ----------
  Net increase in net assets resulting from fund share transactions   296,254           $4,524,000
                                                                      =======           ----------
  Net increase in net assets                                                            $4,546,484

Net Assets:
 Beginning of period (initial capitalization--6,666 shares)                                100,000
                                                                                        ----------
 End of period (including accumulated undistributed
  net investment income of $1,773)                                                      $4,646,484
                                                                                        ==========




   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Financial Highlights
December 31, 1997
--------------------------------------------------------------------------------


                                                             October 31, 1997 to
                                                              December 31, 1997
                                                             -------------------

Net asset value, beginning of period                               $ 15.00
                                                                   -------
Increase from investment operations:
 Net investment income                                             $  0.01
 Net realized and unrealized gain on investments and foreign
  currency transactions                                               0.33
                                                                   -------
Net increase in net asset value                                    $  0.34
                                                                   -------
Net asset value, end of period                                     $ 15.34
                                                                   =======
Total return*                                                         2.27%
Ratio of net expenses to average net assets                           1.25%**
Ratio of net investment income to average net assets                  0.60%**
Portfolio turnover rate                                                 16%**
Average brokerage commission per share                             $0.0595
Net assets, end of period (in thousands)                           $ 4,646
Ratio assuming no waiver of management fees and assumption
 of expenses by PMC:
 Net expenses                                                         6.57%**
 Net investment loss                                                 (4.72)%**


 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of the period.

** Annualized.

   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------

               INVESTMENT IN SECURITIES - 95.9%
               REAL ESTATE INVESTMENTS TRUSTS - 82.3%
     50,000    Amli Residential Properties Trust                     $ 1,112,500
     45,000    Apartment Investment & Mangement Co.                    1,653,750
     70,000    Bedford Property Investors, Inc.                        1,531,250
     60,000    Brandywine Realty Trust                                 1,507,500
     37,500    Charles E. Smith Residential Realty                     1,331,250
     47,100    Cousins Properties, Inc.                                1,380,619
     35,000    Developers Diversified Realty Corp.                     1,338,750
     40,157    Equity Office Properties Trust                          1,267,455
     24,700    Equity Residential Property Trust                       1,248,894
      7,000    Excel Realty Trust                                        220,500
     30,000    Felcor Suite Hotels Inc.                                1,065,000
     35,000    Franchise Finance Corporation of America                  945,000
     55,000    Glenborough Realty Trust                                1,629,375
     35,000    Highwoods Properties, Inc.                              1,301,563
     35,000    Irvine Apartment Communities, Inc.                      1,113,438
     45,000    Liberty Property Trust                                  1,285,313
     42,400    Macerich Co.                                            1,208,400
     35,000    Mack-Cali Realty Corp.                                  1,435,000
     35,000    National Golf Properties, Inc.                          1,148,437
     22,300    Pacific Gulf Properties Inc.                              529,625
     58,199    Patriot American Hospitality, Inc.                      1,676,859
     60,000    Prentiss Properties Trust                               1,676,250
     35,000    Public Storage, Inc.                                    1,028,125
     35,000    Simon DeBartolo Group, Inc.                             1,144,062
     30,000    Spieker Properties, Inc.                                1,286,250
     30,000    Starwood Lodging Trust                                  1,736,250
     45,000    Storage Trust Realty                                    1,184,062
     18,300    Sun Communities, Inc.                                     657,656
     14,900    Tower Realty Trust                                        366,912
                                                                     -----------
                TOTAL REAL ESTATE INVESTMENTS TRUSTS                 $35,010,045
                                                                     -----------
               REAL ESTATE SERVICES - 10.1%
     45,000    Amresco, Inc.*                                        $ 1,361,250
     90,000    Catellus Development Corp.*                             1,800,000
     50,000    Trizec Hahn Corp.                                       1,159,375
                                                                     -----------
                TOTAL REAL ESTATE SERVICES                           $ 4,320,625
                                                                     -----------

              SERVICES - 3.5%
               Hotels & Restaurants - 3.5%
     75,000    Host Marriott Corp.*                                  $ 1,471,875
                                                                     -----------
                TOTAL SERVICES                                       $ 1,471,875
                                                                     -----------
                TOTAL INVESTMENT IN SECURITIES (Cost $35,246,311)    $40,802,545
                                                                     -----------


Principal
  Amount
 ---------

               TEMPORARY CASH INVESTMENT - 4.1%
               Commercial Paper - 4.1%
 $1,731,000    American Express Co., 6.65%, 01/02/98                 $ 1,731,000
                                                                     -----------
                TOTAL TEMPORARY CASH INVESTMENT (Cost $1,731,000)    $ 1,731,000
                                                                     -----------
                TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                 INVESTMENT - 100% (Cost $36,977,311)(a)             $42,533,545
                                                                     ===========


           * Non-income producing security.


         (a) At December 31, 1997, the net unrealized gain on
             investments based on cost for federal income tax
             of $36,977,311 was as follows:
             Aggregate gross unrealized gain for all investments
             in which there is an excess of value over tax cost      $5,591,698
             Aggregate gross unrealized loss for all investments
             in which there is an excess of tax cost over value         (35,464)
                                                                     ----------
             Net unrealized gain                                     $5,556,234
                                                                     ==========


           Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 aggregated $32,720,831 and $6,874,751, respectively.

   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Balance Sheet
December 31, 1997
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value (including temporary
  cash investment of $1,731,000) (cost $36,977,311)                 $ 42,533,545
 Cash                                                                        838
 Receivables--
  Fund shares sold                                                       121,869
  Dividends and interest                                                 170,055
  Other                                                                    3,657
                                                                    ------------
   Total assets                                                     $ 42,829,964
                                                                    ------------

Liabilities:
 Payables--
  Investment securities purchased                                   $    561,059
  Fund shares repurchased                                                 20,370
 Due to affiliates                                                        38,158
 Accrued expenses                                                         23,665
                                                                    ------------
   Total liabilities                                                $    643,252
                                                                    ------------


Net Assets:
 Paid-in capital                                                    $ 36,383,507
 Accumulated undistributed net investment income                          31,066
 Accumulated undistributed net realized gain                             215,905
 Net unrealized gain on investments                                    5,556,234
                                                                    ------------
   Total Net Assets                                                 $ 42,186,712
                                                                    ============


 Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $42,186,712/2,496,825 shares                             $      16.90
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------


Investment Income:
 Dividends                                                              $1,067,322
 Interest                                                                   54,441
                                                                        ----------
  Total investment income                                                               $1,121,763
                                                                                        ----------

Expenses:
 Management fees                                                        $  253,190
 Transfer agent fees                                                         1,252
 Accounting                                                                 35,558
 Custodian fees                                                             26,531
 Professional fees                                                          13,233
 Printing                                                                    6,908
 Fees and expenses of nonaffiliated trustees                                   966
 Miscellaneous                                                              10,339
                                                                        ----------
  Total expenses                                                                        $  347,977
  Less management fees waived by Pioneering Management Corporation                         (29,815)
  Less fees paid indirectly                                                                 (1,671)
                                                                                        ----------
  Net expenses                                                                          $  316,491
                                                                                        ----------
   Net investment income                                                                $  805,272
                                                                                        ----------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                                       $  423,094
 Change in net unrealized gain on investments                                            4,120,591
                                                                                        ----------
  Net gain on investments                                                               $4,543,685
                                                                                        ----------
  Net increase in net assets resulting from operations                                  $5,348,957
                                                                                        ==========


   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1997 and December 31, 1996
--------------------------------------------------------------------------------


                                                                                           Year Ended         Year Ended
                                                                                       December 31, 1997   December 31, 1996
                                                                                      ------------------- ------------------
From Operations:
 Net investment income                                                                   $    805,272        $   141,516
 Net realized gain on investments                                                             423,094            121,049
 Change in net unrealized gain on investments                                               4,120,591          1,403,021
                                                                                         ------------        -----------
  Net increase in net assets resulting from operations                                   $  5,348,957        $ 1,665,586
                                                                                         ------------        -----------

Distributions to Shareholders:
 Net investment income ($0.45 and $0.53 per share,
  respectively)                                                                          $   (754,106)       $  (137,792)
 Net realized gain ($0.12 and $0.12 per share,
  respectively)                                                                              (269,649)           (82,413)
                                                                                         ------------        -----------
                                                                                         $ (1,023,755)       $  (220,205)
                                                                                         ------------        -----------
  Total distributions to shareholders

From Fund Share Transactions:                            '97 Shares     '96 Shares
                                                         ----------     ----------
 Net proceeds from sale of shares                         1,842,009      722,084         $ 28,581,231        $ 9,135,087
 Reinvestment of distributions                               64,684       16,943            1,023,755            220,206
 Cost of shares repurchased                                (178,423)     (16,103)          (2,858,890)          (197,756)
                                                         ----------      -------         ------------        -----------
  Net increase in net assets resulting from
  fund share transactions                                 1,728,270      722,924         $ 26,746,096        $ 9,157,537
                                                         ==========      =======         ------------        -----------
  Net increase in net assets                                                             $ 31,071,298        $10,602,918

Net Assets:
 Beginning of year                                                                         11,115,414            512,496
                                                                                         ------------        -----------
 End of year (including accumulated undistributed
  net investment income of $31,066 and $0,
  respectively)                                                                          $ 42,186,712        $11,115,414
                                                                                         ============        ===========




   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Financial Highlights
December 31, 1997
--------------------------------------------------------------------------------


                                                              Year Ended            Year Ended        March 31, 1995 to
                                                          December 31, 1997     December 31, 1996     December 31, 1995
                                                         -------------------   -------------------   ------------------
Net asset value, beginning of period                          $ 14.46               $ 11.23              $ 10.00
                                                              -------               -------              -------
Increase from investment operations:
 Net investment income                                        $  0.47               $  0.54              $  0.12
 Net realized and unrealized gain on investments                 2.54                  3.34                 1.55
                                                              -------               -------              -------
  Net increase from investment operations                     $  3.01               $  3.88              $  1.67
Distributions to shareholders:
 Net investment income                                          (0.45)                (0.53)               (0.23)
 Tax return of capital                                             --                    --                (0.18)
 Net realized gain                                              (0.12)                (0.12)               (0.03)
                                                              -------               -------              -------
  Net increase in net asset value                             $  2.44               $  3.23              $  1.23
                                                              -------               -------              -------
Net asset value, end of period                                $ 16.90               $ 14.46              $ 11.23
                                                              =======               =======              =======
Total return*                                                   21.16%                35.73%               16.96%
Ratio of net expenses to average net assets                      1.25%+                1.34%+               2.10%* *+
Ratio of net investment income to average net assets             3.16%+                4.63%+               2.68%* *+
Portfolio turnover rate                                            28%                   41%                   1%**
Average brokerage commission per share                        $0.0597               $0.0595                   --
Net assets, end of period (in thousands)                      $42,187               $11,115                 $512
Ratio assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
 Net expenses                                                    1.37%                 3.35%               45.96%**
 Net investment income (loss)                                    3.04%                 2.62%              (41.18)%**
Ratio assuming waiver of management fees and
 assumption of expenses by PMC and reduction for
 fees paid indirectly:
 Net expenses                                                    1.24%                 1.24%                1.57%**
 Net investment income                                           3.17%                 4.73%                3.21%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
 Shares                                                                   Value
--------------------------------------------------------------------------------

           COMMON STOCKS - 82.9%
           BASIC MATERIALS - 8.5%
           Aluminum - 2.1%
 1,400     Aluminum Co. of America                                      $ 98,525
                                                                        --------

           Chemicals - 3.3%
 1,500     E.I. du Pont de Nemours and Co.                              $ 90,094
 1,800     Bayer AG (Sponsored A.D.R.)                                    66,881
                                                                        --------
                                                                        $156,975
                                                                        --------
           Gold & Precious Metals Mining - 1.3%
 2,000     Newmont Mining Corp.                                         $ 58,750
                                                                        --------
           Iron & Steel - 0.3%
   900     Steel Dynamics, Inc.*                                        $ 14,400
                                                                        --------

           Metals & Mining - 1.5%
 1,100     Phelps Dodge Corp.                                           $ 68,475
                                                                        --------
            TOTAL BASIC MATERIALS                                       $397,125
                                                                        --------

           CAPITAL GOODS - 2.0%
           Machinery (Diversified) - 2.0%
 1,100     Caterpillar, Inc.                                            $ 53,419
   700     Deere & Co.                                                    40,819
                                                                        --------
            TOTAL CAPITAL GOODS                                         $ 94,238
                                                                        --------
           COMMUNICATION SERVICES - 5.9%
           Telecommunications (Long Distance) - 1.5%
 1,200     Sprint Corp.                                                 $ 70,350
                                                                        --------
           Telephone - 4.4%
   500     Bell Atlantic Corp.                                          $ 45,500
   600     BellSouth Corp.                                                33,787
 1,500     GTE Corp.                                                      78,375
 1,100     U.S. West Communication Group                                  49,638
                                                                        --------
                                                                        $207,300
                                                                        --------
            TOTAL COMMUNICATION SERVICES                                $277,650
                                                                        --------
           CONSUMER CYCLICALS - 8.2%
           Automobiles - 2.6%
 2,000     Chrysler Corp.                                               $ 70,375
 1,100     Ford Motor Co.                                                 53,556
                                                                        --------
                                                                        $123,931
                                                                        --------
           Publishing - 2.4%
 1,500     McGraw-Hill Co., Inc.                                        $111,000
                                                                        --------
           Retail (Dept. Stores) - 2.2%
 2,000     May Department Stores Co.                                    $105,375
                                                                        --------
           Retail (General Merchandise) - 1.0%
   200     Dayton Hudson Corp.                                          $ 13,500
   800     Wal-Mart Stores, Inc.                                          31,550
                                                                        --------
                                                                        $ 45,050
                                                                        --------
            TOTAL CONSUMER CYCLICALS                                    $385,356
                                                                        --------
           CONSUMER STAPLES - 7.6%
           Foods - 5.0%
   700     ConAgra, Inc.                                                $ 22,969
   200     CPC International, Inc.                                        21,550
 1,200     H.J. Heinz Co.                                                 60,975
 1,700     Nestle SA (Sponsored A.D.R.)                                  127,181
                                                                        --------
                                                                        $232,675
                                                                        --------

           Household Products (Non-Durables) - 2.6%
 1,700     Colgate-Palmolive Co.                                        $124,950
                                                                        --------
            TOTAL CONSUMER STAPLES                                      $357,625
                                                                        --------


   The accompanying notes are an integral part of these financial statements.
52

Growth and Income Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
           ENERGY - 5.4%
           International Integrated - 5.4%
   800     Chevron Corp.                                                $ 61,600
 1,400     Exxon Corp.                                                    85,662
 1,500     Mobil Corp.                                                   108,281
                                                                        --------
            TOTAL ENERGY                                                $255,543
                                                                        --------
           FINANCIAL - 13.0%
           Banks (Major Regional) - 4.6%
 1,100     The Bank of New York Co., Inc.                               $ 63,594
   300     Comerica, Inc.                                                 27,075
 1,400     National City Corp.                                            92,050
   600     State Street Boston Corp.                                      34,913
                                                                        --------
                                                                        $217,632
                                                                        --------
           Banks (Regional) - 1.9%
 1,300     First Tennessee National Corp.                               $ 86,775
                                                                        --------
           Insurance (Brokers) - 1.3%
   800     Marsh & McLennan Co., Inc.                                   $ 59,650
                                                                        --------
           Insurance (Life/Health) - 1.9%
 2,200     ReliaStar Financial Corp.                                    $ 90,612
                                                                        --------
           Insurance (Property-Casualty) - 3.0%
 1,400     Chubb Corp.                                                  $105,875
   700     Partnerre Ltd.                                                 32,463
                                                                        --------
                                                                        $138,338
                                                                        --------

          Investment Banking/Brokerage - 0.3%
   200     Merrill Lynch & Co., Inc.                                    $ 14,588
                                                                        --------
            TOTAL FINANCIAL                                             $607,595
                                                                        --------

           HEALTH CARE - 8.0%
           Health Care (Diversified) - 3.7%
 1,200     Abbott Laboratories                                          $ 78,675
   750     Warner-Lambert Co.                                             93,000
                                                                        --------
                                                                        $171,675
                                                                        --------
           Health Care (Drugs/Major Pharmaceuticals) - 3.3%
   700     Roche Holdings AG (Sponsored A.D.R.)                         $ 69,650
 1,400     Schering-Plough Corp.                                          87,062
                                                                        --------
                                                                        $156,712
                                                                        --------
           Health Care (Medical Products/Supplies) - 1.0%
   900     Becton, Dickinson & Co.                                      $ 45,000
                                                                        --------
            TOTAL HEALTH CARE                                           $373,387
                                                                        --------
           TECHNOLOGY - 19.7%
           Communications Equipment - 3.7%
 1,300     Harris Corp.                                                 $ 59,637
 2,000     Motorola, Inc.                                                114,125
                                                                        --------
                                                                        $173,762
                                                                        --------
           Computers (Hardware) - 6.1%
 1,600     Compaq Computer Corp.                                        $ 90,300
 1,700     Hewlett-Packard Co.                                           106,250
   700     International Business Machines Corp.                          73,194
   400     Sun Microsystems, Inc.*                                        15,950
                                                                        --------
                                                                        $285,694
                                                                        --------
           Computers (Networking) - 3.3%
 6,300     Teligent, Inc.*                                              $155,137
                                                                        --------
           Computers (Software & Services) - 0.5%
   700     Aspen Technology, Inc.*                                      $ 23,975
                                                                        --------
           Electronics (Semiconductors) - 3.0%
 1,500     Intel Corp.                                                  $105,375
   800     Texas Instruments, Inc.                                        36,000
                                                                        --------
                                                                        $141,375
                                                                        --------

   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------

           Equipment (Semiconductors) - 0.9%
   1,400   Applied Materials, Inc.*                                   $   42,175
                                                                      ----------

           Services (Data Processing) - 1.6%
   1,200   Automatic Data Processing, Inc.                            $   73,650
                                                                      ----------
           Photography/Imaging - 0.6%
     500   Eastman Kodak Co.                                          $   30,406
                                                                      ----------
            TOTAL TECHNOLOGY                                          $  926,174
                                                                      ----------
           TRANSPORTATION - 1.0%
           Railroads - 1.0%
   1,500   Norfolk Southern Corp.                                     $   46,219
                                                                      ----------
            TOTAL TRANSPORTATION                                      $   46,219
                                                                      ----------
           UTILITIES - 3.6%
           Electric Companies - 0.6%
   1,000   DPL, Inc.                                                  $   28,750
                                                                      ----------
           Natural Gas - 1.4%
   2,000   Indiana Energy, Inc.                                       $   65,875
                                                                      ----------
           Water Utilities - 1.6%
   2,700   American Water Works Co., Inc.                             $   73,744
                                                                      ----------
            TOTAL UTILITIES                                           $  168,369
                                                                      ----------
            TOTAL COMMON STOCKS (Cost $3,818,524)                     $3,889,281
                                                                      ----------
Principal
 Amount
----------

           TEMPORARY CASH INVESTMENT - 17.1%
           Repurchase Agreement - 17.1%
$800,000   Aubrey Lanston, 12/31/97, 5.75%, repurchase price of
           $800,000 plus accrued interest on 1/2/98, collateralized
           by $814,000 U.S. Treasury Note, 6.25%, 6/30/98             $  800,000
                                                                      ----------
            TOTAL TEMPORARY CASH INVESTMENT (Cost $800,000)           $  800,000
                                                                      ----------
            TOTAL INVESTMENT IN SECURITIES - 100%
             (Cost $4,618,524)(a)                                     $4,689,281
                                                                      ==========


           * Non-income producing security.

         (a) At December 31, 1997, the net unrealized gain on
             investments based on cost for federal income tax
             purposes of $4,618,524 was as follows:
             Aggregate gross unrealized gain for all investments
             in which there is an excess of value over tax cost        $119,005
             Aggregate gross unrealized loss for all investments
             in which there is an excess of tax cost over value         (48,248)
                                                                      ---------
             Net unrealized gain                                       $ 70,757
                                                                      =========

             Purchases and sales of securities (excluding temporary cash investments) for the period ended December 31, 1997, aggregated $3,818,524 and $0, respectively.


   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Balance Sheet
December 31, 1997
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash
  investment of $800,000) (cost $4,618,524)                        $ 4,689,281
 Cash                                                                   45,479
 Receivables--
  Fund shares sold                                                     191,450
  Dividends and interest                                                 3,006
  Due from Pioneering Management Corporation                             2,573
                                                                   -----------
   Total assets                                                    $ 4,931,789
                                                                   -----------

Liabilities:
 Payables--
  Investment securities purchased                                  $   432,280
 Due to affiliates                                                         295
 Accrued expenses                                                        5,723
                                                                   -----------
   Total liabilities                                               $   438,298
                                                                   -----------


Net Assets:
 Paid-in capital                                                   $ 4,422,734
 Net unrealized gain on investments                                     70,757
                                                                   -----------
   Total net assets                                                $ 4,493,491
                                                                   ===========


Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $4,493,491/284,378 shares                               $     15.80
                                                                   ===========



   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Statement of Operations
For the Period from October 31, 1997 (Commencement of Operations) to
    December 31, 1997
--------------------------------------------------------------------------------

Investment Income:
 Dividends                                                 $3,237
 Interest                                                   3,025
                                                           ------
  Total investment income                                             $   6,262
                                                                      ---------

Expenses:
 Management fees                                           $1,791
 Transfer agent fees                                          295
 Accounting                                                 5,900
 Custodian fees                                             1,770
 Professional fees                                          3,245
 Printing                                                     590
 Fees and expenses of nonaffliated trustees                   118
 Miscellaneous                                                590
                                                           ------
   Total expenses                                                     $  14,299
   Less management fees waived and expenses reimbursed
    by Pioneering Management Corporation                                (10,854)
                                                                      ---------
   Net expenses                                                       $   3,445
                                                                      ---------
    Net investment income                                             $   2,817
                                                                      ---------


Net Unrealized Gain On Investments:
 Net unrealized gain on investments                                   $  70,757
                                                                      ---------
  Net increase in net assets resulting from operations                $  73,574
                                                                      =========


   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Statement of Changes in Net Assets
For the Period from October 31, 1997 (Commencement of Operations) to
    December 31, 1997
--------------------------------------------------------------------------------


                                                                                          October 31, 1997 to
                                                                                           December 31, 1997
                                                                                         --------------------
From Operations:
 Net investment income                                                                        $    2,817
 Net unrealized gain on investments                                                               70,757
                                                                                              ----------
   Net increase in net assets resulting from operations                                       $   73,574
                                                                                              ----------

Distributions To Shareholders:
 Net investment income ($0.01 per share)                                                      $   (2,870)
                                                                                              ----------
   Total distributions to shareholders                                                        $   (2,870)
                                                                                              ----------

From Fund Share Transactions:                                            '97 Shares
                                                                         ----------
 Net proceeds from sale of shares                                          277,558            $4,320,369
 Reinvestment of distributions                                                 183                 2,870
 Cost of shares repurchased                                                    (29)                 (452)
                                                                           -------            ----------
   Net increase in net assets resulting from fund share transactions       277,712            $4,322,787
                                                                           =======            ----------
   Net increase in net assets                                                                 $4,393,491

Net Assets:
 Beginning of period (initial capitalization--6,666 shares)                                      100,000
                                                                                              ----------
 End of period (including accumulated undistributed
  net investment income of $0)                                                                $4,493,491
                                                                                              ==========



   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Financial Highlights
December 31, 1997
--------------------------------------------------------------------------------

                                                          October 31, 1997 to
                                                           December 31, 1997
                                                         --------------------
Net asset value, beginning of period                           $ 15.00
                                                               -------


Increase from investment operations:
 Net investment income                                         $  0.01
 Net unrealized gain on investments                               0.80
                                                               -------
  Total increase from investment operations                    $  0.81
Distributions to shareholders:
 Net investment income                                           (0.01)
                                                               -------
Net increase in net asset value                                $  0.80
                                                               -------
Net asset value, end of period                                 $ 15.80
                                                               =======
Total return*                                                     5.43%
Ratio of net expenses to average net assets                       1.25%**
Ratio of net investment income to average net assets              1.07%**
Portfolio turnover rate                                              0%
Average brokerage commission per share                         $0.0421
Net assets, end of period (in thousands)                       $ 4,493
Ratio assuming no waiver of management fees and
 assumption of expenses by PMC:
 Net expenses                                                     5.30%**
 Net investment loss                                             (2.98)%**

 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of the period.
** Annualized.


   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
 Principal
  Amount                                                                Value
--------------------------------------------------------------------------------
             INVESTMENT IN SECURITIES - 98.1%
             COVERTIBLE CORPORATE BONDS - 0.7%
 $500,000    Family Golf Centers, Inc., 5.75%, 10/15/04 (144A)       $   531,600
  250,000    Phototronics Inc., 6.0%, 6/1/04                             282,550
                                                                     -----------
              TOTAL CONVERTIBLE CORPORATE BONDS (Cost $750,000)      $   814,150
                                                                     -----------
 Shares
--------
             CONVERTIBLE PREFERRED STOCKS - 1.3%
      570    Sprint Corp., 8.25%, 3/31/00                            $    25,508
   10,000    AirTouch Communications, Inc., 4.25%, 8/16/16               623,125
   20,000    Rouse Co., 3.00% (Series B)                               1,010,000
                                                                     -----------
              TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,461,269)   $ 1,658,633
                                                                     -----------
             COMMON STOCKS - 96.1%
             BASIC MATERIALS - 6.6%
             Aluminum - 0.9%
   15,400    Aluminum Co. of America                                 $ 1,083,775
                                                                     -----------
             Chemicals (Diversified) - 0.6%
   15,441    ARCO Chemical Co.                                       $   720,902
                                                                     -----------
             Chemicals - 2.7%
   19,000    Dow Chemical Co.                                        $ 1,928,500
   10,200    E.I. du Pont de Nemours and Co.                             612,637
   15,000    Eastman Chemical Co.                                        893,438
                                                                     -----------
                                                                     $ 3,434,575
                                                                     -----------
             Chemicals (Specialty) - 1.4%
   46,000    Borden Chemicals & Plastics, L.P.                       $   382,375
  100,000    Ethyl Corp.                                                 768,750
   15,000    Nalco Chemical Co.                                          593,437
                                                                     -----------
                                                                     $ 1,744,562
                                                                     -----------
             Iron & Steel - 0.2%
   10,300    Roanoke Electric Steel Corp.                            $   274,238
                                                                     -----------

            Metals & Mining - 0.8%
   15,400    Phelps Dodge Corp.                                      $   958,650
                                                                     -----------
              TOTAL BASIC MATERIALS                                  $ 8,216,702
                                                                     -----------
             CAPITAL GOODS - 0.5%
             Machinery (Diversified) - 0.1%
    7,000    The Gorman-Rupp Co.                                     $   147,875
                                                                     -----------
             Manufacturing (Specialized) - 0.4%
    9,000    Diebold, Inc.                                           $   455,625
                                                                     -----------
              TOTAL CAPITAL GOODS                                    $   603,500
                                                                     -----------

            COMMUNICATION SERVICES - 17.7%
             Telecommunications (Long Distance) - 5.7%
   34,500    AT&T Corp.                                              $ 2,113,125
   85,000    Sprint Corp.                                              4,983,125
                                                                     -----------
                                                                     $ 7,096,250
                                                                     -----------

             Telephone - 12.0%
   34,800    Aliant Communications, Inc.                             $ 1,091,850
   12,600    Ameritech Corp.                                           1,014,300
   38,422    Bell Atlantic Corp.                                       3,496,402
   41,200    BellSouth Corp.                                           2,320,075
   88,500    GTE Corp.                                                 4,624,125
   17,706    SBC Communication Group                                   1,296,965
   21,000    U.S. West Communication Group                               947,625
                                                                     -----------
                                                                     $14,791,342
                                                                     -----------
              TOTAL COMMUNICATION SERVICES                           $21,887,592
                                                                     -----------

             CONSUMER CYCLICALS - 8.9%
             Automobiles - 5.6%
   60,000    Chrysler Corp.                                          $ 2,111,250
   94,800    Ford Motor Co.                                            4,615,575
    2,500    General Motors Corp.                                        151,562
                                                                     -----------
                                                                     $ 6,878,387
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
 Shares                                                                  Value
--------------------------------------------------------------------------------

           Consumer (Jewelry, Novelties & Gifts) - 0.3%
 14,200    Stanhome, Inc.                                            $   364,763
                                                                     -----------
           Publishing - 0.6%
 10,600    McGraw-Hill Co., Inc.                                     $   784,400
                                                                     -----------
           Retail (Dept. Stores) - 2.4%
 10,550    May Department Stores Co.                                 $   555,853
 39,450    Mercantile Stores Co., Inc.                                 2,401,519
                                                                     -----------
                                                                     $ 2,957,372
                                                                     -----------
            TOTAL CONSUMER CYCLICALS                                 $10,984,922
                                                                     -----------

           CONSUMER STAPLES - 5.5%
           Beverages (Non-Alcoholic) - 0.4%
 15,000    PepsiCo, Inc.                                             $   546,562
                                                                     -----------
           Entertainment - 1.7%
 79,200    Cedar Fair, L.P.                                          $ 2,049,300
                                                                     -----------
           Foods - 2.3%
  4,100    CPC International, Inc.                                   $   441,775
 17,000    General Mills, Inc.                                         1,217,625
 23,000    H.J. Heinz Co.                                              1,168,687
                                                                     -----------
                                                                     $ 2,828,087
                                                                     -----------

           Household Products (Non-Durables) - 1.1%
 19,000    Colgate-Palmolive Co.                                     $ 1,396,500
                                                                     -----------
            TOTAL CONSUMER STAPLES                                   $ 6,820,449
                                                                     -----------
           ENERGY - 9.5%
           Oil (Domestic Integrated) - 1.5%
 24,000    Atlantic Richfield Co.                                    $ 1,923,000
                                                                     -----------
           Oil (International Integrated) - 8.0%
 19,680    Amoco Corp.                                               $ 1,675,260
 50,300    Chevron Corp.                                               3,873,100
 40,000    Exxon Corp.                                                 2,447,500
 26,000    Mobil Corp.                                                 1,876,875
                                                                     -----------
                                                                     $ 9,872,735
                                                                     -----------
            TOTAL ENERGY                                             $11,795,735
                                                                     -----------

           FINANCIAL - 19.1%
           Banks (Major Regional) - 3.8%
 39,400    The Bank of New York Co., Inc.                            $ 2,277,812
 36,000    National City Corp.                                         2,367,000
                                                                     -----------
                                                                     $ 4,644,812
                                                                     -----------
           Banks (Regional) - 2.2%
 20,400    First Security Corp.                                      $   854,250
 10,400    First Tennessee National Corp.                                694,200
 28,370    Old Kent Financial Corp.                                    1,124,161
                                                                     -----------
                                                                     $ 2,672,611
                                                                     -----------
           Financial (Diversified) - 0.5%
 10,000    Equitable Companies, Inc.                                 $   497,500
  4,705    Rouse Co.                                                     154,089
                                                                     -----------
                                                                     $   651,589
                                                                     -----------
           Insurance (Life/Health) - 6.3%
 24,000    American National Insurance Co.                           $ 2,232,000
 29,000    AmerUs Life Holdings, Inc.                                  1,069,375
 40,500    Hartford Life, Inc.                                         1,835,156
 65,200    ReliaStar Financial Corp.                                   2,685,425
                                                                     -----------
                                                                     $ 7,821,956
                                                                     -----------
           Insurance (Property-Casualty) - 2.6%
 19,000    Chubb Corp.                                               $ 1,436,875
 15,400    Safeco Corp.                                                  750,750
 12,000    St. Paul Companies, Inc.                                      984,750
                                                                     -----------
                                                                     $ 3,172,375
                                                                     -----------
           Investment Management - 1.1%
 35,600    Alliance Capital Management L.P.                          $ 1,417,325
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------

           Savings & Loans Companies - 2.6%
 30,000    H.F. Ahmanson & Co.                                     $  2,008,125
 22,376    Astoria Financial Corp.                                    1,247,462
                                                                   ------------
                                                                   $  3,255,587
                                                                   ------------
            TOTAL FINANCIAL                                        $ 23,636,255
                                                                   ------------

           HEALTH CARE - 11.5%
           Health Care (Diversified) - 5.9%
 12,000    Abbott Laboratories                                     $    786,750
 25,000    American Home Products Corp.                               1,912,500
 10,400    Bristol-Myers Squibb Co.                                     984,100
 29,000    Warner-Lambert Co.                                         3,596,000
                                                                   ------------
                                                                   $  7,279,350
                                                                   ------------

           Health Care (Drugs/Major Pharmaceuticals) - 4.4%
 88,400    Schering-Plough Corp.                                   $  5,497,375
                                                                   ------------
           Health Care (Medical Products/Supplies) - 1.2%
 31,000    Becton, Dickinson & Co.                                 $  1,550,000
                                                                   ------------
            TOTAL HEALTH CARE                                      $ 14,326,725


                                                                   ------------

           TECHNOLOGY - 5.7%
           Communications Equipment - 1.6%
 44,000    Harris Corp.                                            $  2,018,500
                                                                   ------------
           Computers (Hardware) - 3.0%
 39,000    Hewlett-Packard Co.                                     $  2,437,500
 12,000    IBM Corp.                                                  1,254,750
                                                                   ------------
                                                                   $  3,692,250
                                                                   ------------
           Electronics (Defense) - 0.1%
  3,100    General Motors Corp. (Class H)                          $    114,506
  1,903    Raytheon Co.                                                  94,075
                                                                   ------------
                                                                   $    208,581
                                                                   ------------
           Equipment (Semiconductors) - 0.5%
 30,000    Helix Technology Corp.                                  $    585,000
                                                                   ------------
           Photography/Imaging - 0.5%
 10,000    Eastman Kodak Co.                                       $    608,125
                                                                   ------------
            TOTAL TECHNOLOGY                                          7,112,456
                                                                   ------------
           UTILITIES - 11.1%
           Electric Companies - 5.1%
 70,000    Allegheny Energy, Inc.                                  $  2,275,000
 20,000    Baltimore Gas & Electric Co.                                 681,250
 50,000    Boston Edison Co.                                          1,893,750
 50,000    DPL, Inc.                                                  1,437,500
                                                                   ------------
                                                                   $  6,287,500
                                                                   ------------
           Natural Gas - 6.0%
 14,750    Consolidated Natural Gas Co.                            $    892,375
 15,000    El Paso Natural Gas Co.                                      997,500
 15,600    KeySpan Energy Corp.                                         574,275
 37,500    NICOR, Inc.                                                1,582,032
 18,900    People's Energy Corp.                                        744,187
 19,000    Public Service Co. of North Carolina, Inc.                   439,375
 27,300    Questar Corp.                                              1,218,263
  2,500    Santa Fe Pacific Pipeline Partners, L.P.                     114,375
 20,000    Sonat, Inc.                                                  915,000
                                                                   ------------
                                                                   $  7,477,382
                                                                   ------------
            TOTAL UTILITIES                                        $ 13,764,882
                                                                   ------------
            TOTAL COMMON STOCKS (Cost $94,883,869)                 $119,149,218
                                                                   ------------
            TOTAL INVESTMENT IN SECURITIES (Cost $97,095,138)      $121,622,001
                                                                   ------------


   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
  Principal
    Amount                                                             Value
--------------------------------------------------------------------------------

            TEMPORARY CASH INVESTMENT - 1.9%
            Commercial Paper - 1.9%
$2,351,000  American Express Co., 6.65% 01/02/98                   $  2,351,000
                                                                   ------------
             TOTAL TEMPORARY CASH INVESTMENT (Cost $2,351,000)     $  2,351,000
                                                                   ------------
             TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
              INVESTMENT - 100% (Cost $99,446,138)(a)              $123,973,001
                                                                   ============


       144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 1997, the value of this security was $531,600 or 0.4% of total net assets.

        (a) At December 31, 1997, the net unrealized gain on investments based on cost for federal income income tax purposes of $99,446,138 was as follows:

             Aggregrate gross unrealized gain for all investments
             in which there is an excess of value over tax cost     $25,364,559
             Aggregrate gross unrealized loss for all investments
             in which there is an excess of tax cost over value        (837,696)
                                                                     ----------
             Net unrealized gain                                    $24,526,863
                                                                    ===========

             Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 aggregated $65,474,113 and $12,343,828, respectively.

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Balance Sheet
December 31, 1997
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary
  cash investment of $2,351,000) (cost $99,446,138)               $ 123,973,001
 Cash                                                                   131,259
 Receivables--
  Fund shares sold                                                      411,424
  Dividends and interest                                                255,558
 Other                                                                    7,552
                                                                  -------------
   Total assets                                                   $ 124,778,794
                                                                  -------------

Liabilities:
 Payables--
  Investment securities purchased                                 $     465,996
 Due to affiliates                                                       73,109
 Accrued expenses                                                        26,388
                                                                  -------------
   Total liabilities                                              $     565,493
                                                                  -------------


Net Assets:
 Paid-in capital                                                  $  97,636,874
 Accumulated undistributed net investment income                         51,245
 Accumulated undistributed net realized gain on investments           1,998,319
 Net unrealized gain on investments                                  24,526,863
                                                                  -------------
   Total net assets                                               $ 124,213,301
                                                                  =============

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  (based on $124,213,301/6,845,784 shares)                        $       18.14
                                                                  =============



   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income:
 Dividends                                            $2,455,945
 Interest                                                 91,810
                                                      ----------
   Total investment income                                          $ 2,547,755
                                                                    -----------

Expenses:
 Management fees                                      $  536,869
 Transfer agent fees                                       1,250
 Accounting                                               32,430
 Custodian fees                                           27,647
 Professional fees                                        18,592
 Printing                                                  5,502
 Fees and expenses of nonaffliated trustees                  180
 Miscellaneous                                            11,893
                                                      ----------
  Total expenses                                                    $   634,363
  Less fees paid indirectly                                                (459)
                                                                    -----------
  Net expenses                                                      $   633,904
                                                                    -----------
   Net investment income                                            $ 1,913,851
                                                                    -----------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                   $ 2,027,178
 Change in net unrealized gain on investments                        20,621,558
                                                                    -----------
  Net gain on investments                                           $22,648,736
                                                                    -----------
  Net increase in net assets resulting from operations              $24,562,587
                                                                    ===========



   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1997 and December 31, 1996
--------------------------------------------------------------------------------


                                                                                   Year Ended           Year Ended
                                                                               December 31, 1997     December 31, 1996
                                                                              -------------------   ------------------
From Operations:
 Net investment income                                                           $  1,913,851          $    671,663
 Net realized gain on investments                                                   2,027,178                60,190
 Change in net unrealized gain on
  investments                                                                      20,621,558             3,551,636
                                                                                 ------------          ------------
   Net increase in net assets resulting from
     operations                                                                  $ 24,562,587          $  4,283,489
                                                                                 ------------          ------------

Distributions to Shareholders:
 Net investment income
  ($0.37 and $0.27 per share, respectively)                                      $ (1,974,930)         $   (590,580)
 Net realized gain
  ($0.01 and $0.00 per share, respectively)                                           (60,378)                   --
                                                                                 ------------          ------------
    Total distributions to shareholders                                          $ (2,035,308)         $   (590,580)
                                                                                 ------------          ------------

From Fund Transactions:                        '97 Shares     '96 Shares
                                               ------------   -----------
 Net proceeds from sale of shares               3,870,768      3,015,546         $ 61,680,376          $ 38,450,404
 Reinvestment of distributions                    123,265         45,688            2,035,308               590,580
 Cost of shares repurchased                      (561,300)      (216,188)          (8,900,852)           (2,776,392)
                                               ----------     ----------         ------------          ------------
   Net increase in net assets resulting from
     fund share transactions                    3,432,733      2,845,046         $ 54,814,832          $ 36,264,592
                                               ==========     ==========         ------------          ------------
   Net increase in net assets                                                    $ 77,342,111          $ 39,957,501

Net Assets:
 Beginning of year                                                                 46,871,190             6,913,689
                                                                                 ------------          ------------
 End of year (including accumulated
  undistributed net investment income of
  $51,245 and $67,945, respectively)                                             $124,213,301          $ 46,871,190
                                                                                 ============          ============




   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Financial Highlights
December 31, 1997
--------------------------------------------------------------------------------




                                                              Year Ended            Year Ended         March 1, 1995 to
                                                          December 31, 1997     December 31, 1996      December 31,1995
                                                         -------------------   -------------------   -------------------
Net asset value, beginning of period                          $ 13.73               $ 12.17                 $  10.00
                                                              -------               -------                 --------
Increase from investment operations:
 Net investment income                                        $  0.35               $  0.29                 $   0.19
 Net realized and unrealized gain on investments                 4.44                  1.54                     2.16
                                                              -------               -------                 --------
  Net increase from investment operations                     $  4.79               $  1.83                 $   2.35
Distributions to shareholders:
 Net investment income                                          (0.37)                (0.27)                   (0.18)
 Net realized gain                                              (0.01)                   --                       --
                                                              -------               -------                 --------
  Net increase in net asset value                             $  4.41               $  1.56                 $   2.17
                                                              -------               -------                 --------
Net asset value, end of period                                $ 18.14               $ 13.73                 $  12.17
                                                              =======               =======                 ========
Total return*                                                   35.23%                15.19%                   23.62%
Ratio of net expenses to average net assets                      0.77%+                0.96%+                   1.63%**+
Ratio of net investment income to average net assets             2.31%+                2.67%+                   2.89%**+
Portfolio turnover rate                                            15%                   18%                      --
Average brokerage commission per share                       $ 0.0574               $0.0583                       --
Net assets, end of period (in thousands)                     $124,213               $46,871                   $6,914
Ratio assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
 Net expenses                                                    0.77%                 0.98%                    5.32%**
 Net investment income (loss)                                    2.31%                 2.65%                   (0.80%)**
Ratio assuming waiver of management fees and
 assumption of expenses by PMC and reduction for
 fees paid indirectly:
 Net expenses                                                    0.77%                 0.95%                    1.47%**
 Net investment income                                           2.31%                 2.68%                    3.05%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized
 + Ratio assuming no reduction for fees paid indirectly.



   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
 Shares                                                                 Value
--------------------------------------------------------------------------------
           INVESTMENT IN SECURITIES - 77.1%
           CONVERTIBLE PREFERRED STOCK - 0.3%
  2,780    Sprint Corp., 8.25%, 3/31/00                              $  124,405
                                                                     ----------
            TOTAL CONVERTIBLE PREFERRED STOCK (Cost $107,402)        $  124,405
                                                                     ----------
           COMMON STOCKS - 53.5%
           BASIC MATERIALS - 2.7%
           Chemicals (Diversified) - 2.7%
 28,000    Monsanto Co.                                              $1,176,000
                                                                     ----------
            TOTAL BASIC MATERIALS                                    $1,176,000
                                                                     ----------
           CAPITAL GOODS - 1.7%
           Aerospace/Defense - 0.3%
  3,000    Boeing Co.                                                $  146,812
                                                                     ----------
           Machinery (Diversified) - 1.4%
 20,000    AGCO Corp.                                                $  585,000
                                                                     ----------
            TOTAL CAPITAL GOODS                                      $  731,812
                                                                     ----------
           COMMUNICATION SERVICES - 1.6%
           Telephone - 1.6%
  3,000    Bellsouth Corp.                                           $  168,938
 10,000    GTE Corp.                                                    522,500
                                                                     ----------
            TOTAL COMMUNICATION SERVICES                             $  691,438
                                                                     ----------
           CONSUMER CYCLICALS - 2.2%
           Auto Parts & Equiptment - 0.7%
  5,000    Magna International Inc.                                  $  314,063
                                                                     ----------
           Homebuilding - 0.8%
 20,000    Clayton Homes, Inc.                                       $  360,000
                                                                     ----------
           Retail (Dept. Stores) - 0.7%
  7,000    Nike, Inc.                                                $  274,750
                                                                     ----------
            TOTAL CONSUMER CYCLICALS                                 $  948,813
                                                                     ----------

           CONSUMER SERVICES - 1.9%
           Household Products (Non-Durables) - 1.2%
 20,000    First Brands Corp.                                        $  538,750
                                                                     ----------
           Textiles (Apparel) - 0.7%
  5,000    J.C. Penney Co., Inc.                                     $  301,562
                                                                     ----------
            TOTAL CONSUMER SERVICES                                  $  840,312
                                                                     ----------
           ENERGY - 1.5%
           Oil & Gas (Refining & Marketing) - 1.0%
 10,000    Sun Company, Inc.                                         $  420,625
                                                                     ----------

           Oil (International Integrated) - 0.5%
  3,000    Amoco Corp.                                               $  255,375
                                                                     ----------
            TOTAL ENERGY                                             $  676,000
                                                                     ----------

           FINANCIAL - 15.8%
           Banks (Major Regional) - 1.9%
  5,000    The Bank of New York Co., Inc.                            $  289,062
 10,000    First Union Corp.                                            512,500
                                                                     ----------
                                                                     $  801,562
                                                                     ----------
           Banks (Money Center) - 1.8%
  7,000    The Chase Manhattan Corp.                                 $  766,500
                                                                     ----------
           Consumer Finance - 1.6%
  7,000    Countrywide Credit Industries, Inc.                       $  300,125
 35,000    Long Beach Financial Corp.*                                  406,875
                                                                     ----------
                                                                     $  707,000
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------

           Financial (Diversified) - 2.7%
  8,000    Franchise Finance Corp. of America                      $  216,000
 10,000    Mack-Cali Realty Corp.                                     410,000
 10,000    Ocwen Asset Investment Corp.                               205,000
 25,000    Prime Retail, Inc.                                         354,687
                                                                   ----------
                                                                   $1,185,687
                                                                   ----------

           Insurance (Property-Casualty) - 3.3%
 12,000    Allstate Corp.                                          $1,090,500
  7,000    Safeco Corp.                                               341,250
                                                                   ----------
                                                                   $1,431,750
                                                                   ----------
           Insurance (Life/Health) - 1.6%
 15,000    Conseco, Inc.                                           $  681,563
                                                                   ----------
           Savings & Loan - 2.9%
  3,500    H. F. Ahmanson & Co.                                    $  234,281
 15,000    Bank Plus Corp.*                                           189,375
  6,300    Charter One Financial, Inc.                                397,687
  4,200    Washington Federal, Inc.                                   132,038
  5,000    Washington Mutual, Inc.                                    319,063
                                                                   ----------
                                                                   $1,272,444
                                                                   ----------
            TOTAL FINANCIAL                                        $6,846,506
                                                                   ----------
           HEALTH CARE - 10.3%
           Health Care (Hospital Mgt.) - 0.3%
  5,000    Columbia/HCA Healthcare Corp.                           $  148,125
                                                                   ----------
           Health Care (Long Term Care) - 2.2%
 30,806    Intergrated Health Services, Inc.                       $  960,762
                                                                   ----------
           Health Care (Medical Products/Supplies) - 1.9%
 15,000    Beckman Instruments, Inc.                               $  600,000
  4,000    Becton, Dickinson & Co.                                    200,000
                                                                   ----------
                                                                   $  800,000
                                                                   ----------

           Health Care (Drugs/Major Pharmaceuticals) - 5.9%
 10,000    American Home Products Corp.                            $  765,000
 10,000    Merck & Co., Inc.                                        1,062,500
 15,000    Teva Pharmaceutical Industries Ltd. (A.D.R.)               709,688
                                                                   ----------
                                                                   $2,537,188
                                                                   ----------
            TOTAL HEALTH CARE                                      $4,446,075
                                                                   ----------
           TECHNOLOGY - 14.6%
           Communications Equipment - 1.2%
 15,000    DSC Communications Corp.*                               $  360,000
  2,000    Lucent Technologies, Inc.                                  159,750
                                                                   ----------
                                                                   $  519,750
                                                                   ----------

           Computers (Hardware) - 1.5%
  7,500    Compaq Computer Corp.                                   $  423,281
  2,000    International Business Machines Corp.                      209,125
                                                                   ----------
                                                                   $  632,406
                                                                   ----------
           Computers (Networking) - 0.6%
 10,000    Ascend Communications, Inc.*                            $  245,000
                                                                   ----------

           Electronics (Component Distributors) - 2.1%
 12,000    Adaptec, Inc.*                                          $  445,500
  7,000    Avnet, Inc.                                                462,000
                                                                   ----------
                                                                   $  907,500
                                                                   ----------
           Electronics (Semiconductors) - 2.0%
 10,000    Etec Systems, Inc.*                                     $  465,000
  6,000    Intel Corp.                                                421,500
                                                                   ----------
                                                                   $  886,500
                                                                   ----------
           Equipment (Semiconductors) - 6.2%
 20,000    Applied Materials, Inc.*                                $  602,500


   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - December 31, 1997

--------------------------------------------------------------------------------
           S&P/Moody's
             Ratings
   Shares  (unaudited)                                                 Value
--------------------------------------------------------------------------------

                      Equipment (Semiconductor) - (Continued)
  20,000              Helix Technology Corp.                         $   390,000
  25,000              Lam Research Corp.*                                731,250
  40,000              Photronics, Inc.*                                  970,000
                                                                    -----------
                                                                    $ 2,693,750
                                                                    -----------
                      Services (Data Processing) - 1.0%
  15,000              First Data Corp.                               $   438,750
                                                                    -----------
                      TOTAL TECHNOLOGY                              $ 6,323,656
                                                                    -----------
                      UTILITIES - 1.2%
                      Electric Companies - 1.2%
  12,000              Dominion Resources, Inc.                       $   510,750
                                                                     -----------
                       TOTAL UTILITIES                               $   510,750
                                                                     -----------
                       TOTAL COMMON STOCKS (Cost $21,140,357)        $23,191,362
                                                                     -----------


Principal
 Amount
---------
                      DEBT OBLIGATIONS - 23.3%
                      CORPORATE BONDS - 14.7%
                      BASIC MATERIALS - 2.0%
$150,000   BBB+/A3    Lockheed Martin Corp., 6.85%, 5/15/01          $   152,976
 135,000   A/A2       Phelps Dodge Corp., 7.75%, 1/1/02                  142,903
 500,000   BBB-/Baa1  Tosco Corp., 9.625%, 3/15/02                       558,635
                                                                     -----------
                       TOTAL BASIC MATERIALS                         $   854,514
                                                                     -----------
                      CAPITAL GOODS - 1.2%
 500,000   A-/A3      Waste Management Inc., 6.625%, 7/15/02         $   500,430
                                                                     -----------
                       TOTAL CAPITAL GOODS                           $   500,430
                                                                     -----------
                      COMMUNICATION SERVICES - 0.9%
 400,000   A/A2       Lucent Technologies, Inc., 6.9%, 7/15/01       $   410,180
                                                                     -----------
                       TOTAL COMMUNICATION SERVICES                  $   410,180
                                                                     -----------
                      FINANCIAL - 8.9%
 200,000   AA-/Aa3    Associates Corp., N.A., 6.0%, 3/15/99          $   200,158
 210,000   (N/A)/Aa3  Chase Manahattan Corp., 5.5%, 2/15/01              205,718
 500,000   A/A1       Citicorp, 7.25%, 9/1/08                            525,895
 250,000   A/A2       First Data Corp., 6.625%, 4/1/03                   253,920
 511,000   A-/A3      General Motors Acceptance Corp., 5.625%,
                      2/15/01                                            503,350
 300,000   A/A2       Hartford Financial Services Group Inc.,
                      6.375%, 11/1/02                                    300,195
 200,000   A-/Baa2    Hertz Corp., 7.0%, 7/15/03                         205,458
 220,000   A+/Aa3     Merrill Lynch & Co., Inc., 6.375%, 9/8/06          218,964
 200,000   A-/A2      Nationsbank Corp., 6.5%, 3/15/06                   200,278
 200,000   A-/A2      Nationsbank Corp., 7.5%, 9/15/06                   213,574
 200,000   BBB/Baa1   Salomon Inc., 7.0%, 6/15/03                        205,222
 500,000   BBB/A3     Washington Mutual Inc., 7.25%, 8/15/05             523,390
 300,000   A-/Baa1    Western National Corp., 7.125%, 2/15/04            309,411
                                                                     -----------
                       TOTAL FINANCIAL                               $ 3,865,533
                                                                     -----------
                      HEALTH CARE - 0.5%
 200,000   AA-/A1     Warner-Lambert Co., 6.625%, 9/15/02            $   204,578
                                                                     -----------
                       TOTAL HEALTH CARE                             $   204,578
                                                                     -----------
                      TRANSPORTATION - 1.2%
 500,000   BBB-/Baa2  Kansas City Southern Industries, Inc.,
                      7.875%, 07/01/02                               $   525,360
                                                                     -----------
                       TOTAL TRANSPORTATION                          $   525,360
                                                                     -----------
                       TOTAL CORPORATE BONDS                         $ 6,360,595
                                                                     -----------


   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - December 31, 1997

--------------------------------------------------------------------------------
           S&P/Moody's
 Principal   Ratings
  Amount   (unaudited)                                                 Value
--------------------------------------------------------------------------------

                      U.S. GOVERNMENT OBLIGATIONS - 8.6%
$1,000,000            U.S. Treasury Notes, 6.25%, 3/31/99            $ 1,007,320
   775,000            U.S. Treasury Notes, 5.25%, 1/31/01                765,592
 1,000,000            U.S. Treasury Notes, 5.875%, 9/30/02             1,005,960
   945,000            U.S. Treasury Notes, 5.625%, 2/15/06               934,614
                                                                     -----------
                       TOTAL U.S. GOVERNMENT OBLIGATIONS             $ 3,713,486
                                                                     -----------
                       TOTAL DEBT OBLIGATIONS
                        (Cost $9,858,843)                            $10,074,081
                                                                     -----------
                       TOTAL INVESTMENT IN SECURITIES
                        (Cost $31,106,602)                           $33,389,848
                                                                     -----------
                      TEMPORARY CASH INVESTMENTS - 22.9%
                      Commercial Paper - 22.9%
 1,459,000            American Express Co., 6.15%, 1/6/98            $ 1,459,000
 1,489,000            American General Finance Corp.,
                       5.90%, 1/9/98                                   1,489,000
 1,320,000            Ford Motor Credit Co., 6.10%, 1/2/98             1,320,000
 1,429,000            General Electric Credit Corp.,
                       5.75% ,1/8/98                                   1,429,000
 1,574,000            Household Financial Corp., 6.10%, 1/7/98         1,574,000
 1,500,000            Prudential Funding Corp., 6.10%, 1/5/98          1,500,000
 1,140,000            Travelers Property Casualty Corp.,
                       6.11%, 1/2/98                                   1,140,000
                                                                     -----------
                       TOTAL TEMPORARY CASH INVESTMENTS
                         (Cost $9,911,000)                           $ 9,911,000
                                                                     -----------
                       TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                        CASH INVESTMENTS - 100%
                         (Cost $41,017,602)(a)                       $43,300,848
                                                                     ===========

           * Non-income producing security.

         (a) At December 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $41,017,602 was as follows:

             Aggregate gross unrealized gain for all investments
             in which there is an excess of value over tax cost      $2,998,130
             Aggregate gross unrealized loss for all investments
             in which there is an excess of tax cost over value        (714,884)
                                                                     ----------
             Net unrealized gain                                     $2,283,246
                                                                     ==========

             Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 were as follows:

                                               Purchases               Sales
                                              -----------           -----------
             Long-term U.S. Government        $ 1,992,227           $        --
             Other Long-term Securities        27,984,209            15,911,810



   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Balance Sheet
December 31, 1997
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary
  cash investments of $9,911,000)(cost $41,017,602)                 $ 43,300,848
 Cash                                                                      2,810
 Receivables--
  Investment securities sold                                           1,464,211
  Fund shares sold                                                       138,524
  Dividends and interest                                                 258,052
 Other                                                                       404
                                                                    ------------
   Total assets                                                     $ 45,164,849
                                                                    ------------


Liabilities:
 Payables--
  Investment securities purchased                                   $  1,111,789
  Fund shares repurchased                                                    435
 Due to affiliates                                                        27,022
 Accrued expenses                                                         17,943
                                                                    ------------
   Total liabilities                                                $  1,157,189
                                                                    ------------


Net Assets:
 Paid-in capital                                                    $ 39,776,606
 Accumulated undistributed net investment income                          12,375
 Accumulated undistributed net realized gain                           1,935,433
 Net unrealized gain on investments                                    2,283,246
                                                                    ------------
   Total net assets                                                 $ 44,007,660
                                                                    ============


Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $44,007,660/2,935,922 shares                             $      14.99
                                                                    ============



   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $436)     $286,727
 Interest                                               752,039
                                                       --------
   Total investment income                                           $1,038,766
                                                                     ----------

Expenses:
 Management fees                                       $187,536
 Transfer agent fees                                      1,269
 Accounting                                              31,111
 Custodian fees                                          23,243
 Professional fees                                       13,806
 Printing                                                 4,190
 Fees and expenses of nonaffiliated trustees                683
 Miscellaneous                                           15,851
                                                       --------
   Total expenses                                                    $  277,689
   Less management fees waived by
    Pioneering Management Corporation                                      (101)
   Less fees paid indirectly                                             (2,580)
                                                                     ----------
   Net expenses                                                      $  275,008
                                                                     ----------
    Net investment income                                            $  763,758
                                                                     ----------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                    $1,950,534
 Change in net unrealized gain on investments                         1,459,896
                                                                     ----------
  Net gain on investments                                            $3,410,430
                                                                     ----------
  Net increase in net assets resulting from operations               $4,174,188
                                                                     ==========


   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1997 and December 31, 1996
--------------------------------------------------------------------------------




                                                                                   Year Ended          Year Ended
                                                                                December 31, 1997    December 31, 1996
                                                                                -----------------    -----------------
From Operations:
 Net investment income                                                            $   763,758            $   235,901
 Net realized gain on investments                                                   1,950,534                340,937
 Change in net unrealized gain on investments                                       1,459,896                712,764
                                                                                  -----------            -----------
  Net increase in net assets resulting from
   operations                                                                     $ 4,174,188            $ 1,289,602
                                                                                  -----------            -----------

Distributions to Shareholders:
 Net investment income ($0.36 and $0.29 per
  share, respectively)                                                            $  (768,655)           $  (232,851)
 Net realized gain ($0.14 and $0.07 per share,
  respectively)                                                                      (262,435)               (81,104)
                                                                                  -----------            -----------
   Total distributions to shareholders                                            $(1,031,090)           $  (313,955)
                                                                                  -----------            -----------

From Fund Share Transactions:                      '97 Shares     '96 Shares
                                                   ----------     ----------
 Net proceeds from sale of shares                   1,712,892      1,080,147      $24,796,670            $13,535,523
 Reinvestment of distributions                         71,377         24,566        1,031,090                313,955
 Cost of shares repurchased                          (121,009)       (56,270)      (1,746,636)              (702,950)
                                                   ----------     ----------      -----------            -----------
  Net increase in net assets resulting from fund
   share transactions                               1,663,260      1,048,443      $24,081,124            $13,146,528
                                                   ==========     ==========      -----------            -----------
  Net increase in net assets                                                      $27,224,222            $14,122,175

Net Assets:
 Beginning of year                                                                 16,783,438              2,661,263
                                                                                  -----------            -----------
 End of year (including accumulated undistributed
  net investment income of $12,375 and $2,480,
  respectively)                                                                   $44,007,660            $16,783,438
                                                                                  ===========            ===========




   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Financial Highlights
December 31, 1997
--------------------------------------------------------------------------------


                                                              Year Ended            Year Ended        March 1, 1995 to
                                                          December 31, 1997     December 31, 1996     December 31, 1995
                                                         -------------------   -------------------   ------------------
Net asset value, beginning of period                          $ 13.19               $ 11.87              $ 10.00
                                                              -------               -------              -------
Increase from investment operations:
 Net investment income                                        $  0.36               $  0.29              $  0.20
 Net realized and unrealized gain on investments                 1.94                  1.39                 1.87
                                                              -------               -------              -------
  Net increase from investment operations                     $  2.30               $  1.68              $  2.07
Distributions to shareholders:
 Net investment income                                          (0.36)                (0.29)               (0.20)
 Net realized gain                                              (0.14)                (0.07)                  --
                                                              -------               -------              -------
  Net increase in net asset value                             $  1.80               $  1.32              $  1.87
                                                              -------               -------              -------
Net asset value, end of period                                $ 14.99               $ 13.19              $ 11.87
                                                              =======               =======              =======
Total return*                                                   17.62%                14.26%               20.84%
Ratio of net expenses to average net assets                      0.96%+                1.20%+               1.76%**+
Ratio of net investment income to average net assets             2.63%+                2.83%+               2.99%**+
Portfolio turnover rate                                            63%                   74%                  --
Average brokerage commission per share                        $0.0567               $0.0582                   --
Net assets, end of period (in thousands)                      $44,008               $16,783               $2,661
Ratio assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
 Net expenses                                                    0.96%                 1.58%               14.77%**
 Net investment income (loss)                                    2.63%                 2.45%              (10.02)%**
Ratio assuming waiver of management fees and
 assumption of expenses by PMC and reduction for
 fees paid indirectly:
 Net expenses                                                    0.95%                 1.15%                1.45%**
 Net investment income                                           2.64%                 2.88%                3.30%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.



   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                 S&P/Moody's
  Principal        Ratings
    Amount       (Unaudited)                                                                        Value
------------------------------------------------------------------------------------------------------------
                                DEBT OBLIGATIONS - 94.0%
                                Australia - 3.4%
 $1,000,000     NR/NR           Shell Australia, 6.0%, 1/14/00                                   $   731,023
                                                                                                 -----------
                                Austria - 11.1%
  1,000,000     NR/NR           Autobahn Schnell AG, 3.0%, 11/12/01                              $   703,657
  1,000,000     AAA/Aaa         City of Vienna, 4.25%, 1/31/00                                       710,156
  1,400,000     AAA/Aa1         Deutsche Finance BV, 3.50%, 02/19/03                                 991,345
                                                                                                 -----------
                                                                                                 $ 2,405,158
                                                                                                 -----------
                                Belgium - 8.3%
  1,400,000     NR/NR           Kingdom of Belgium, 7.125%, 6/1/99                               $ 1,022,954
  1,000,000     NR/NR           Societe Nationale Credit a d'Investissement, 7.25%, 10/2/00          767,968
                                                                                                 -----------
                                                                                                 $ 1,790,922
                                                                                                 -----------
                                Canada - 2.0%
    600,000     AA-/Aa3         Province of Ontario, 4.0%, 6/29/01                               $   430,199
                                                                                                 -----------
                                Denmark - 5.7%
    600,000     AA+/Aa1         Great Belt AS, 4.25%, 9/24/04                                    $   434,509
  1,340,000     Aa1/AA+         Kingdom of Denmark, 0.0%, 2/17/02                                    814,094
                                                                                                 -----------
                                                                                                 $ 1,248,603
                                                                                                 -----------
                                France - 5.1%
  1,400,000     NR/NR           Rhone-Alpes, 6.375%, 11/25/02                                    $ 1,095,748
                                                                                                 -----------
                                Germany - 9.8%
  3,000,000     NR/Aa2          Bayerische Vereinsbank, 4.25%, 2/21/07                           $ 2,113,536
                                                                                                 -----------
                                Ireland - 6.0%
  1,700,000     AA/Aa2          Republic of Ireland, 6.5%, 1/15/01                               $ 1,292,170
                                                                                                 -----------
                                Netherlands - 6.5%
  1,000,000     Aaa/NR          Helaba Finance, 3.75%, 12/28/00                                  $   715,629
  1,000,000     AA-/Aa3         De Nationale Investeringsbank NV, 3.25%, 12/20/99                    699,894
                                                                                                 -----------
                                                                                                 $ 1,415,523
                                                                                                 -----------
                                New Zealand - 4.0%
  1,200,000     AA+/Aa1         Transpower Finance Ltd., 4.25%, 6/10/04                          $   875,175
                                                                                                 -----------
                                Norway - 5.0%
  1,500,000     AA+/Aa2         Statoil, 4.125%, 9/20/01                                         $ 1,083,963
                                                                                                 -----------
                                South Korea - 4.7%
  1,750,000     AA-/A1          Korea Development Bank, 4.25%, 3/29/01                           $ 1,020,679
                                                                                                 -----------
                                Sweden - 2.0%
    100,000     A/A2            City of Gothenberg, 6.375%, 12/10/99                             $    73,444
    500,000     AA+/Aa3         Swedish Export Credit, 4.25%, 1/31/06                                360,894
                                                                                                 -----------
                                                                                                 $   434,338
                                                                                                 -----------
                                Philippines - 4.2%
  1,250,000     AAA/Aaa         Asian Development Bank, 7.375%,11/27/00                          $   913,779
                                                                                                 -----------
                                United Kingdom - 1.6%
    500,000     AA/Aa2          Abbey National Treasury Services, 4.0%, 12/30/99                 $   353,881
                                                                                                 -----------
                                United States - 14.6%
    300,000     AAA/Aaa         General Electric Capital Corp., 3.5%, 5/29/00                    $   210,789
  2,800,000     Aa3/AA-         Merrill Lynch & Co., 3.0%, 4/08/02                                 1,942,462
  1,500,000     AA+/Aa2         Morgan (JP) & Co., 2.0%, 12/27/01                                  1,005,200
                                                                                                 -----------
                                                                                                 $ 3,158,451
                                                                                                 -----------
                                 TOTAL DEBT OBLIGATIONS (Cost $21,932,173)                       $20,363,148
                                                                                                 -----------


   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                 S&P/Moody's
  Principal        Ratings
    Amount       (Unaudited)                                                                             Value
-----------------------------------------------------------------------------------------------------------------
                                TEMPORARY CASH INVESTMENT - 6.0%
                                Repurchase Agreement - 6.0%
$1,300,000                      Chase Manhattan Corp., 12/31/97, 6.05%, repurchase price of
                                 $1,300,000 plus accrued interest on 1/1/98, collateralized by
                                 $1,321,000 U.S. Treasury Notes, 6.00%, 6/30/99                       $ 1,300,000
                                                                                                      -----------
                                 TOTAL TEMPORARY CASH INVESTMENT (Cost $1,300,000)                    $ 1,300,000
                                                                                                      -----------
                                 TOTAL INVESTMENT IN SECURITIES - 100% (Cost $23,232,173)(a)(b)       $21,663,148
                                                                                                      ===========


           (a) At December 31, 1997, the net unrealized loss on investments based on cost for federal income tax purposes of $23,232,173 was as follows:

               Aggregate gross unrealized gain for all investments in which there
               is an excess of value over tax cost                                                   $     22,711
               Aggregate gross unrealized loss for all investments in which there
               is an excess of tax cost over value                                                     (1,591,736)
                                                                                                     ------------
               Net unrealized loss                                                                   $ (1,569,025)
                                                                                                     ============

           (b) At December 31, 1997, the Portfolio had a capital loss carryforward of $5,280 which will expire in 2005 if not utilized.


               Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 aggregated $13,245,721 and $2,655,681, respectively.



   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Balance Sheet
December 31, 1997
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value (including temporary cash investment of
  $1,300,000)(cost $23,232,173)                                                  $ 21,663,148
 Cash                                                                                   5,570
 Foreign currencies, at value                                                         856,357
 Receivables--
  Fund shares sold                                                                    140,720
  Interest and foreign taxes withheld                                                 463,129
  Forward foreign currency portfolio hedge contracts, open--net                         1,329
 Other                                                                                  4,037
                                                                                 ------------
   Total assets                                                                  $ 23,134,290
                                                                                 ------------

Liabilities:
 Payables--
  Investment securities purchased                                                $  1,005,829
  Fund shares repurchased                                                                 353
  Forward foreign currency portfolio hedge contracts, closed--net                       1,151
 Due to affiliates                                                                     17,121
 Accrued expenses                                                                      21,913
                                                                                 ------------
   Total liabilities                                                             $  1,046,367
                                                                                 ------------

Net Assets:
 Paid-in capital                                                                 $ 23,672,819
 Accumulated net investment loss                                                       (5,627)
 Accumulated net realized loss on investments                                         (16,574)
 Net unrealized loss on investments                                                (1,569,025)
 Net unrealized gain on forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                     6,330
                                                                                 ------------
   Total net assets                                                              $ 22,087,923
                                                                                 ============

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
 (based on $22,087,923/1,767,469 shares)                                         $      12.50
                                                                                 ============




   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------



Investment Income:
 Interest (net of foreign taxes withheld of $5)                            $    783,008
                                                                           ------------
    Total investment income                                                                   $    783,008
                                                                                              ------------

Expenses:
 Management fees                                                           $    114,187
 Transfer agent fees                                                              1,252
 Accounting                                                                      37,698
 Custodian fees                                                                  21,100
 Professional fees                                                               25,810
 Printing                                                                         6,863
 Fees and expenses of nonaffiliated trustees                                        631
 Miscellaneous                                                                   12,422
                                                                           ------------
   Total expenses                                                                             $    219,963
   Less management fees waived by Pioneering Management Corporation                                 (2,594)
   Less fees paid indirectly                                                                        (2,567)
                                                                                              ------------
   Net expenses                                                                               $    214,802
                                                                                              ------------
    Net investment income                                                                     $    568,206
                                                                                              ------------

Realized and Unrealized Gain (Loss) on Investments
 and Foreign Currency Transactions:
 Net realized loss from:
  Investments                                                              $   (190,816)
  Forward foreign currency contracts and other assets and liabilities
   denominated in foreign currencies                                           (449,610)      $   (640,426)
                                                                           ------------       ------------
 Change in net unrealized loss from:
  Investments                                                              $ (1,031,475)
  Forward foreign currency contracts and other assets and liabilities
   denominated in foreign currencies                                            116,360       $   (915,115)
                                                                           ------------       ------------
  Net loss on investments and foreign currency transactions                                   $ (1,555,541)
                                                                                              ------------
  Net decrease in net assets resulting from operations                                        $   (987,335)
                                                                                              ============



   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1997 and December 31, 1996
--------------------------------------------------------------------------------


                                                                                       Year Ended          Year Ended
                                                                                   December 31, 1997    December 31, 1996
                                                                                  -------------------  ------------------
From Operations:
 Net investment income                                                               $    568,206         $   175,710
 Net realized loss on investments and foreign
  currency transactions                                                                  (640,426)           (125,670)
 Change in net unrealized gain or loss on
  investments and foreign currency transactions                                          (915,115)           (647,374)
                                                                                     ------------         -----------
   Net decrease in net assets resulting from
    operations                                                                       $   (987,335)        $  (597,334)
                                                                                     ------------         -----------
Distibutions to Shareholders:
 Net investment income ($0.00 and $0.00 per
  share, respectively)                                                               $         --         $      (558)
                                                                                     ------------         -----------
    Total distributions to shareholders                                              $         --         $      (558)
                                                                                     ------------         -----------
From Fund Share Transactions:                       '97 Shares     '96 Shares
                                                    ----------     ----------
 Net proceeds from sale of shares                    979,273       1,011,347         $ 12,351,838         $14,177,025
 Reinvestment of dividends                                --              40                   --                 558
 Cost of shares repurchased                         (186,177)        (49,589)          (2,355,859)           (689,737)
                                                    --------       ---------         ------------         -----------
   Net increase in net assets resulting from fund
    share transactions                               793,096         961,798         $  9,995,979         $13,487,846
                                                    ========       =========         ------------         -----------
   Net increase in net assets                                                        $  9,008,644         $12,889,954
Net Assets:
 Beginning of year                                                                     13,079,279             189,325
                                                                                     ------------         -----------
 End of year (including accumulated net investment
  income (loss) of $(5,627) and $50,019,
  respectively)                                                                      $ 22,087,923         $13,079,279
                                                                                     ============         ===========



   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Financial Highlights
December 31, 1997
--------------------------------------------------------------------------------


                                                            Year Ended          Year Ended      November 1, 1995 to
                                                        December 31, 1997   December 31, 1996    December 31, 1995
                                                       ------------------- ------------------- --------------------
Net asset value, beginning of period                         $ 13.42            $  15.06            $ 15.00
                                                             -------            --------            -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.30            $   0.14            $  0.04
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                (1.22)              (1.78)              0.02
                                                             -------            --------            -------
Net increase (decrease) in net asset value                   $ (0.92)           $  (1.64)           $  0.06
                                                             -------            --------            -------
Net asset value, end of period                               $ 12.50            $  13.42            $ 15.06
                                                             =======            ========            =======
Total return*                                                  (6.92)%            (10.88)%             0.40%
Ratio of net expenses to average net assets                     1.23%+              1.20%+             2.25%**+
Ratio of net investment income to average net assets            3.22%+              3.37%+             1.70%**+
Portfolio turnover rate                                           17%                 39%                --
Net assets, end of period (in thousands)                     $22,088            $ 13,079            $   189
Ratio assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
 Net expenses                                                   1.25%               2.58%             69.22%**
 Net investment income (loss)                                   3.20%               1.99%            (65.27)%**
Ratio assuming waiver of management fees and
 assumption of expenses by PMC and reduction for
 fees paid indirectly:
 Net expenses                                                   1.22%               1.15%              1.25%**
 Net investment income                                          3.23%               3.42%              2.70%**



 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.



   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

  Principal
   Amount                                                                                                  Value
------------------------------------------------------------------------------------------------------------------
               INVESTMENT IN SECURITIES - 97.2%
               U.S. Government and Agency Obligations - 97.2%
 $  250,000    Federal Farm Credit Bank, Medium Term Note, 7.15%, 2001                                 $   252,038
    300,000    Federal Farm Credit Bank, Medium Term Note, 6.38%, 2006                                     307,536
    250,000    Federal Home Loan Bank, 6.90%, 2000                                                         251,075
    300,000    Federal Home Loan Bank, 6.455%, 2002                                                        302,502
    350,000    Federal Home Loan Bank, 7.00%, 2007                                                         354,053
    110,000    Federal Home Loan Mortgage Corp., 6.55%, 2000                                               111,527
    300,000    Federal Home Loan Mortgage Corp., 7.125%, 2002                                              315,519
    600,000    Federal Home Loan Mortgage Corp., 6.54%, 2007                                               605,220
    249,415    Federal Home Loan Mortage Corp., 7.00%, 2027                                                251,569
    250,000    Federal Home Loan Mortgage Corp., REMIC Series 1142H, 7.95%, 2020                           257,265
    250,000    Federal National Mortgage Association, 6.70%, 2001                                          252,312
    225,000    Federal National Mortgage Association, 6.80%, 2003                                          233,689
    100,000    Federal National Mortgage Association, 6.85%, 2004                                          104,541
    200,000    Federal National Mortgage Association, Medium Term Note, 7.17%, 2001                        201,452
    360,000    Federal National Mortgage Association, Medium Term Note, 6.82%, 2006                        364,385
    300,000    Federal National Mortgage Association, Medium Term Note, 7.53%, 2006                        307,518
    300,000    Federal National Mortgage Association, Medium Term Note, 6.44%, 2007                        308,082
    350,000    Federal National Mortgage Association, Medium Term Note, 6.56%, 2007                        351,449
    300,000    Federal National Mortgage Association, Medium Term Note, 6.84%, 2007                        307,677
    265,419    Government National Mortgage Association, 8.0%, 2008                                        277,729
    231,146    Government National Mortgage Association, 7.5%, 2022 to 2023                                238,656
  1,199,155    Government National Mortgage Association, 7.0%, 2025 to 2027                              1,211,898
     78,175    Government National Mortgage Association II, 8.0%, 2025                                      80,872
    247,120    Government National Mortgage Association II, 7.5%, 2027                                     252,171
    100,000    Private Export Funding, 6.24%, 2002                                                         101,362
    250,000    Private Export Funding, 7.30%, 2002                                                         262,688
    250,000    Private Export Funding, 6.90%, 2003                                                         260,755
    200,000    Student Loan Marketing Association, 7.5%, 2000                                              206,828
    250,000    Tennessee Valley Authority, Global Bond, 6.375%, 2005                                       255,685
  2,200,000    U.S. Treasury Bonds, 7.25%, 2016                                                          2,505,404
    660,000    U.S. Treasury Notes, 7.125%, 2000                                                           679,193
    500,000    U.S. Treasury Notes, 6.5%, 2001                                                             512,460
    200,000    U.S. Treasury Notes, 7.875%, 2004                                                           223,622
    800,000    U.S. Treasury Notes, 7.0%, 2006                                                             863,656
    500,000    U.S. Treasury Notes, 6.625%, 2007                                                           529,320
                                                                                                       -----------
                TOTAL INVESTMENT IN SECURITIES (Cost $13,676,821)                                      $13,901,708
                                                                                                       -----------
               TEMPORARY CASH INVESTMENT - 2.8%
               REPURCHASE AGREEMENT - 2.8%
    400,000    Chase Manhattan Bank, 1/2/98, 6.05%, repurchase price of $400,000 plus accrued
                interest on 1/2/98, collateralized by $407,000 U.S. Treasury Note, 6.00%, 6/30/99      $   400,000
                                                                                                       -----------
                TOTAL TEMPORARY CASH INVESTMENT (Cost $400,000)                                        $   400,000
                                                                                                       -----------
                TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                 INVESTMENT - 100% (Cost $14,076,821) (a) (b)                                          $14,301,708
                                                                                                       ===========


           (a) At December 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $14,076,821 was a follows:

               Aggregate gross unrealized gain of all investments in which there is an excess
               of tax cost over value                                                                     $241,724
               Aggregate gross unrealized loss of all investments in which there is an excess
               of tax cost under value                                                                     (16,837)
                                                                                                          --------
               Net unrealized gain                                                                        $224,887
                                                                                                          ========



           (b) At December 31, 1997, the Portfolio had a capital loss carryforward of $67,031 which will expire in 2004 if not utilized. Note: The Portfolio's investments in mortgage-backed securities of the Government National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments. Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 were $8,175,296 and $908,456, respectively.


   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Balance Sheet
December 31, 1997
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash       $14,301,708
  investment of $400,000) (cost $14,076,821)
 Cash                                                                    57,141
 Receivables--
  Fund shares sold                                                           66
  Interest                                                              192,904
 Other                                                                    3,743
                                                                    -----------
   Total assets                                                     $14,555,562
                                                                    -----------

Liabilities:
 Payables--
  Fund shares repurchased                                           $     8,930
 Due to affiliates                                                        8,329
 Accrued expenses                                                        19,416
                                                                    -----------
   Total liabilities                                                $    36,675
                                                                    -----------

Net Assets:
 Paid-in capital                                                    $14,361,031
 Accumulated net realized loss on investments                           (67,031)
 Net unrealized gain on investments                                     224,887
                                                                    -----------
   Total net assets                                                 $14,518,887
                                                                    ===========

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $14,518,887/1,446,593 shares                             $     10.04
                                                                    ===========



   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income:
 Interest                                                             $ 611,405
                                                                      ---------

Expenses:
 Management fees                                           $49,978
 Transfer agent fees                                           561
 Accounting                                                 29,536
 Custodian fees                                             18,975
 Professional fees                                          15,261
 Printing                                                    4,745
 Fees and expenses of nonaffiliated trustees                   772
 Miscellaneous                                              10,737
                                                           -------
   Total expenses                                                     $ 130,565
   Less management fees waived by Pioneering Management
    Corporation                                                         (15,684)
   Less fees paid indirectly                                             (3,115)
                                                                      ---------
   Net expenses                                                       $ 111,766
                                                                      ---------
    Net investment income                                             $ 499,639
                                                                      ---------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments                                     $   5,727
 Change in net unrealized loss on investments                           283,024
                                                                      ---------
  Net gain on investments                                             $ 288,751
                                                                      ---------
  Net increase in net assets resulting from operations                $ 788,390
                                                                      =========




   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1997 and December 31, 1996
--------------------------------------------------------------------------------


                                                                                          Year Ended          Year Ended
                                                                                      December 31, 1997    December 31, 1996
                                                                                     -------------------  ------------------
From Operations:
Net investment income                                                                   $    499,639         $    225,843
Net realized gain (loss) on investments                                                        5,727              (72,430)
Change in net unrealized gain or loss on investments                                         283,024             (108,636)
                                                                                        ------------         ------------
 Net increase in net assets resulting from
  operations                                                                            $    788,390         $     44,777
                                                                                        ------------         ------------

Distributions to Shareholders:
 Net investment income ($0.54 and $0.52 per
  share, respectively)                                                                  $   (499,639)        $   (225,843)
 In excess of net investment income ($0.00 and
  $0.00 per share, respectively)                                                                  --                 (130)
                                                                                        ------------         ------------
   Total distributions to shareholders                                                  $   (499,639)        $   (225,973)
                                                                                        ------------         ------------
From Fund Share Transactions:                          '97 Shares     '96 Shares
                                                       ----------     ----------
 Net proceeds from sale of shares                       943,506        799,366          $  9,298,835         $  7,875,427
 Reinvestment of distributions                           50,797         23,018               499,639              225,549
 Cost of shares repurchased                            (250,594)      (464,797)           (2,440,624)          (4,561,786)
                                                       --------       --------          ------------         ------------
   Net increase in net assets resulting from fund
    share transactions                                  743,709        357,587          $  7,357,850         $  3,539,190
                                                       ========       ========          ------------         ------------
   Net increase in net assets                                                           $  7,646,601         $  3,357,994

Net Assets:
 Beginning of year                                                                         6,872,286            3,514,292
                                                                                        ------------         ------------
 End of year (including accumulated undistributed
  net investment income of $0 and $0,
  respectively)                                                                         $ 14,518,887         $  6,872,286
                                                                                        ============         ============




   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Financial Highlights
December 31, 1997
--------------------------------------------------------------------------------




                                                              Year Ended            Year Ended        March 1, 1995 to
                                                          December 31, 1997     December 31, 1996     December 31, 1995
                                                         -------------------   -------------------   ------------------
Net asset value, beginning of period                           $  9.78               $ 10.18             $  10.00
                                                               -------               -------             --------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.54               $  0.52             $   0.38
 Net realized and unrealized gain (loss) on
  investments                                                     0.26                 (0.40)                0.18
                                                               -------               -------             --------
  Net increase from investment operations                      $  0.80               $  0.12             $   0.56
Distributions to shareholders:
 Net investment income                                           (0.54)                (0.52)               (0.38)
                                                               -------               -------             --------
  Net increase (decrease) in net asset value                   $  0.26               $ (0.40)            $   0.18
                                                               -------               -------             --------
Net asset value, end of period                                 $ 10.04               $  9.78             $  10.18
                                                               =======               =======             ========
Total return*                                                     8.44%                 1.30%                5.68%
Ratio of net expenses to average net assets                       1.26%+                1.31%+               1.12%**+
Ratio of net investment income to average net assets              5.46%+                5.25%+               5.22%**+
Portfolio turnover rate                                             11%                   60%                  96%**
Net assets, end of period (in thousands)                       $14,519               $ 6,872             $  3,514
Ratio assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
 Net expenses                                                     1.43%                 2.24%               11.86%**
 Net investment income (loss)                                     5.29%                 4.32%               (5.52)%**
Ratio assuming waiver of management fees and
 assumption of expenses by PMC and reduction for
 fees paid indirectly:
 Net expenses                                                     1.23%                 1.25%                0.99%**
 Net investment income                                            5.49%                 5.31%                5.35%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------
  Principal
   Amount                                                               Value
--------------------------------------------------------------------------------

               COMMERCIAL PAPER - 66.8%
 $  570,000    American Express Credit Corp., 6.15%, 1/6/98          $   569,611
    500,000    American General Finance Corp, 5.82%, 1/8/98              499,515
    590,000    AVCO Financial Services Inc., 5.68%, 1/29/98              587,487
    530,000    BancOne Corp., 5.75%, 1/28/98                             527,799
    515,000    Bankers Trust Co., 5.52%, 1/12/98                         514,210
    520,000    Beneficial Corp., 5.68%, 1/26/98                          518,031
    500,000    Corestates Capital Corp., 5.65%, 2/6/98                   497,253
    400,000    Deere (John) Credit Corp., 5.65% 1/23/98                  398,682
    500,000    E.I. duPont Co., 5.68%, 1/16/98                           498,896
    550,000    Gannett Co., 5.65%, 1/22/98                               548,274
    600,000    Hershey Foods Corp., 5.61%, 1/30/98                       597,382
    420,000    Household Finance Corp., 5.82%, 1/5/98                    419,796
    500,000    JC Penney Co., 5.66%, 1/29/98                             497,877
    600,000    JP Morgan & Company., Inc. 5.69%, 3/17/98                 592,982
    500,000    Kimberly-Clark Corp., 5.73%, 1/28/98                      497,931
    570,000    Prudential Funding Corp., 5.81%, 1/13/98                  568,988
    550,000    Texaco Inc., 5.83%, 1/7/98                                549,555
    600,000    Xerox Credit Corp., 5.73%, 1/9/98                         599,466
                                                                     -----------
                TOTAL COMMERCIAL PAPER                               $ 9,483,735
                                                                     -----------
               U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.6%
    500,000    Federal Farm Credit Bank, 5.65%, 2/2/98               $   500,000
    500,000    Federal Farm Credit Bank, 5.55%, 3/2/98                   500,000
    500,000    Federal Farm Credit Bank, 5.62%, 4/1/98                   500,000
                                                                     -----------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS             $ 1,500,000
                                                                     -----------
               REPURCHASE AGREEMENT - 22.6%
  3,200,000    Chase Manhattan, 1/2/98, 6.05%, repurchase price
                of $3,200,000 plus accrued interest on 1/2/97,
                collateralized by $3,252,000 U.S. Treasury Notes,
                6.0%, 6/30/99                                        $ 3,200,000
                                                                     -----------
                TOTAL REPURCHASE AGREEMENT                           $ 3,200,000
                                                                     -----------
                TOTAL INVESTMENT IN SECURITIES - 100.0%              $14,183,735
                                                                     ===========




   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Balance Sheet
December 31, 1997
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value based on amortized cost         $ 14,183,735
 Cash                                                                      1,161
 Receivables--
  Fund shares sold                                                        68,787
  Interest                                                                 8,142
 Other                                                                     4,045
                                                                    ------------
   Total assets                                                     $ 14,265,870
                                                                    ------------

Liabilities:
 Payables--
  Investment securities purchased                                   $    500,000
  Funds shares repurchased                                                    79
 Due to affiliates                                                         4,242
 Accrued expenses                                                         22,211
                                                                    ------------
   Total liabilities                                                $    526,532
                                                                    ------------

Net Assets:
 Fund shares                                                        $ 13,739,338
                                                                    ------------
   Total net assets                                                 $ 13,739,338
                                                                    ============

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $13,739,338/13,739,338 shares                            $       1.00
                                                                    ============



   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------



Investment Income:
 Interest                                                                             $ 693,939
                                                                                      ---------
Expenses:
 Management fees                                                         $62,428
 Transfer agent fees                                                         449
 Accounting                                                               26,744
 Custodian fees                                                           28,327
 Registration fees                                                            81
 Professional fees                                                        14,469
 Printing                                                                  3,482
 Fees and expenses of nonaffiliated trustees                               1,020
 Miscellaneous                                                             9,044
                                                                         -------
   Total expenses                                                                     $ 146,044
   Less management fees waived by Pioneering Management Corporation                     (20,550)
   Less fees paid indirectly                                                             (1,248)
                                                                                      ---------
   Net expenses                                                                       $ 124,246
                                                                                      ---------
    Net investment income                                                             $ 569,693
                                                                                      ---------
    Net increase in net assets resulting from operations                              $ 569,693
                                                                                      =========



   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1997 and December 31, 1996
--------------------------------------------------------------------------------


                                                                Year Ended           Year Ended
                                                            December 31, 1997     December 31, 1996
                                                           -------------------   ------------------
From Operations:
 Net investment income                                        $     569,693        $     373,559
                                                              -------------        -------------
  Net increase in net assets resulting from operations        $     569,693        $     373,559
                                                              -------------        -------------

Distributions to Shareholders:
 Net investment income ($0.05 and $0.04 per share,
  respectively)                                               $    (569,693)       $    (373,559)
                                                              -------------        -------------

From Fund Share Transactions (at $1.00 per share):
 Net proceeds from sale of shares                             $  39,298,007        $  38,210,804
 Reinvestment of distributions                                      569,693              373,559
 Cost of shares repurchased                                     (37,872,664)         (30,255,633)
                                                              -------------        -------------
  Net increase in net assets resulting from fund share
   transactions                                               $   1,995,036        $   8,328,730
                                                              -------------        -------------
  Net increase in net assets                                  $   1,995,036        $   8,328,730

Net Assets:
 Beginning of year                                               11,744,302            3,415,572
                                                              -------------        -------------
 End of year                                                  $  13,739,338        $  11,744,302
                                                              =============        =============




   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Financial Highlights
December 31, 1997
--------------------------------------------------------------------------------


                                                              Year Ended            Year Ended        March 1, 1995 to
                                                          December 31, 1997     December 31, 1996     December 31, 1995
                                                         -------------------   -------------------   ------------------
Net asset value, beginning of period                           $  1.00                 $ 1.00            $   1.00
                                                               -------                 ------            --------
Increase from investment operations:
 Net investment income                                         $  0.05                 $ 0.04            $   0.04
                                                               -------                 ------            --------
Distributions to shareholders:
 Net investment income                                           (0.05)                 (0.04)              (0.04)
                                                               -------                 ------            --------
Net asset value, end of period                                 $  1.00                 $ 1.00            $   1.00
                                                               =======                 ======            ========
Total return*                                                     4.64%                  4.51%               4.35%
Ratio of net expenses to average net assets                       1.00%+                 0.97%+              0.81%**+
Ratio of net investment income to average net assets              4.55%+                 4.43%+              5.00%**+
Net assets, end of period (in thousands)                       $13,739                $11,744            $  3,416
Ratio assuming no waiver of fees and assumption of
 expenses by PMC and no reduction for fees paid
 indirectly:
 Net expenses                                                     1.17%                  1.29%               8.34%**
 Net investment income (loss)                                     4.38%                  4.11%              (2.53%)**
Ratio assuming waiver of fees and assumption of
 expenses by PMC and reduction for fees paid
 indirectly:
 Net expenses                                                     0.99%                  0.96%               0.74%**
 Net investment income                                            4.56%                  4.44%               5.07%**


 + Ratios assuming no reduction for fees paid indirectly.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.

   The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements - December 31, 1997
--------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies - Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust consists of ten separate portfolios (collectively, the Portfolios): International Growth Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio, and Money Market Portfolio. Shares of each Portfolio may be only purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

     Each Portfolio has its own distinct investment objective. International Growth Portfolio seeks long-term capital growth. Capital Growth Portfolio seeks capital growth. Growth Shares Portfolio seeks appreciation of capital. Real Estate Growth Portfolio pursues long-term capital growth, with income as a secondary objective. Growth and Income Portfolio seeks reasonable income and growth of capital. Equity-Income Portfolio seeks current income and long-term capital growth. Balanced Portfolio's investment objectives are capital growth and current income. Swiss Franc Bond Portfolio invests to approximate the performance of the Swiss franc relative to the U.S. dollar while earning reasonable income. America Income Portfolio seeks a high level of current income as consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity.


     The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation - Security transactions are recorded on trade date. Each day, equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Taxable fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted and amortized daily on a straight-line basis.

     Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. In addition, net realized gains on securities in certain countries give rise to capital gains taxes. It is the Trust's policy to provide a reserve against net unrealized gains for capital gains taxes on certain foreign securities held by the Trust. During the year ended December 31, 1997, no capital gains taxes realized on the sale of certain foreign securities were paid.

     Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

Notes to Financial Statements - December 31, 1997
--------------------------------------------------------------------------------

     The International Growth Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain foreign countries, such as India, and the Portfolio may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation - The books and records of Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts - Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D. Taxes - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. In addition to the requirements of the Internal Revenue Code, the Trust may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Trust estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended December 31, 1997, none of the Portfolios paid capital gains taxes on the sale of certain foreign securities.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


     A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded real estate investment trusts (REITs), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Trust as a reduction of the cost basis of the securities held.

     At December 31, 1997, certain Portfolios made reclassifications as described below. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

Notes to Financial Statements - December 31, 1997
--------------------------------------------------------------------------------


                                      Accumulated       Accumulated
                                    Net Investment     Net Realized     Paid-in
Portfolio                             Income/Loss        Gain/Loss      Capital
--------------------------------   ----------------   --------------   --------
International Growth Portfolio        $  537,924        $ (537,924)     $  --
Capital Growth Portfolio                   3,620            (3,620)        --
Real Estate Growth Portfolio             (20,100)           20,100         --
Growth and Income Portfolio                   53                --        (53)
Equity-Income Portfolio                   44,379           (44,379)        --
Balanced Portfolio                        14,792           (14,792)        --
Swiss Franc Bond Portfolio              (623,852)          623,852         --

     In order to comply with federal income tax regulations, the Portfolios have desigated the following amounts as capital gain dividends for purposes of the dividend paid deduction.




                                               Subject to           Subject to           Subject to
                                             Maximum Federal      Maximum Federal     Maximum Federal
                            Capital Gain   Income Tax Rate of   Income Tax Rate of   Income Tax Rate of
Portfolio                     Dividend             28%                  25%                 20%
-------------------------- -------------- -------------------- -------------------- -------------------
International Growth
 Portfolio                   $  679,567        $  416,897                 --             $  262,670
Capital Growth Portfolio      2,744,350         1,056,390                 --              1,687,960
Real Estate Growth
 Portfolio                       53,662            20,471              5,065                 28,126
Equity-Income Portfolio         990,699           352,795                 --                637,904
Balanced Portfolio              683,376           537,012                 --                146,364



E. Fund Shares - The Portfolios record sales and repurchases of their fund shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc (PGI). The America Income Portfolio and Money Market Portfolio declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareholders are recorded as of the ex-dividend date.

F. Repurchase Agreements - With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.



2. Management Agreement - PMC manages the Portfolios and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the following annual rates:

                                    Management Fee as a Percentage
                                     of each Portfolio's Average
Portfolio                                  Daily Net Assets
--------------------------------   -------------------------------
International Growth Portfolio                   1.00%
Capital Growth Portfolio                         0.65%
Growth Shares Portfolio                          0.70%
Real Estate Growth Portfolio                     1.00%
Growth and Income Portfolio                      0.65%
Equity-Income Portfolio                          0.65%
Balanced Portfolio                               0.65%
Swiss Franc Bond Portfolio                       0.65%
America Income Portfolio                         0.55%
Money Market Portfolio                           0.50%

Notes to Financial Statements - December 31, 1997
--------------------------------------------------------------------------------

     PMC has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios to the extent necessary to limit expenses of each Portfolio to the following percentage of its average daily net assets:

                                       Expense Limitation as a
                                    Percentage of each Portfolio's
Portfolio                              Average Daily Net Assets
--------------------------------------------------------------------------------
International Growth Portfolio                   1.50%
Growth Shares Portfolio                          1.25%
Real Estate Growth Portfolio                     1.25%
Growth and Income Portfolio                      1.25%
Swiss Franc Bond Portfolio                       1.25%
America Income Portfolio                         1.25%
Money Market Portfolio                           1.00%

     In addition, under the management agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At December 31, 1997, the following amounts were payable to PMC related to management fees and certain other services:

Portfolio                                                                 Amount
--------------------------------------------------------------------------------
International Growth Portfolio                                           33,725
Capital Growth Portfolio                                                 65,104
Real Estate Growth Portfolio                                             38,052
Equity-Income Portfolio                                                  73,004
Balanced Portfolio                                                       26,898
Swiss Franc Bond Portfolio                                               17,015
America Income Portfolio                                                  8,329
Money Market Portfolio                                                    4,192


3. Transfer Agent - Pioneering Services Corporation, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. At December 31, 1997 the following transfer agent fees payable to PSC were included in due to affiliates:



Portfolio                                                                 Amount
--------------------------------------------------------------------------------
International Growth Portfolio                                             202
Capital Growth Portfolio                                                   104
Growth Shares Portfolio                                                    305
Real Estate Growth Portfolio                                               106
Growth and Income Portfolio                                                295
Equity-Income Portfolio                                                    105
Balanced Portfolio                                                         124
Swiss Franc Bond Portfolio                                                 106
Money Market Portfolio                                                      50


4. Expense Reductions - The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the year ended December 31, 1997, the Portfolios' expenses were reduced under such arrangements as follows:

Portfolio                                                                 Amount
--------------------------------------------------------------------------------
International Growth Portfolio                                            3,866
Capital Growth Portfolio                                                  1,220
Real Estate Growth Portfolio                                              1,671
Equity-Income Portfolio                                                     459
Balanced Portfolio                                                        2,580
Swiss Franc Bond Portfolio                                                2,567
America Income Portfolio                                                  3,115
Money Market Portfolio                                                    1,248

Notes to Financial Statements - December 31, 1997
--------------------------------------------------------------------------------

5. Forward Foreign Currency Contracts - At December 31, 1997, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contact, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of December 31, 1997, the Swiss Franc Bond Portfolio open portfolio hedges were as follows:


                               In                                         Net
             Contracts      Exchange     Settlement                   Unrealized
Currency    to Receive        For           Date           Value         Loss
--------------------------------------------------------------------------------
CHF          1,800,000     $1,239,945     2/17/98        $1,239,230      $(715)


                              In                                         Net
             Contracts     Exchange      Settlement                   Unrealized
Currency    to Deliver        For           Date            Value       Gain
--------------------------------------------------------------------------------
CHF           170,050        $118,584     1/15/98          $116,540     $2,044

     Included in the Swiss Franc Bond Portfolio's accumulated net realized loss on forward currency contracts and other assets and liabilities denominated in foreign currencies is $1,151 which represents the realized loss on closed but unsettled portfolio hedges totaling $2,379,499.

     The International Growth Portfolio's gross forward foreign currency settlement contracts receivable and payable were $682,036 and $680,414, respectively, resulting in a net receivable of $1,622.

Pioneer Variable Contracts Trust
Report of Independent Public Accountants
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Variable Contracts
Trust:

We have audited the accompanying balance sheets, including the schedules of investments, of Pioneer Variable Contracts Trust (comprising, respectively, the International Growth Portfolio, the Capital Growth Portfolio, the Growth Shares Portfolio, the Real Estate Growth Portfolio, the Equity-Income Portfolio, the Growth and Income Portfolio, the Balanced Portfolio, the Swiss Franc Bond Portfolio, the America Income Portfolio, and the Money Market Portfolio), including the schedules of investments, as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios comprising the Pioneer Variable Contracts Trust as of December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                   ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 2, 1998

[PIONEER LOGO]   PIONEER VISION(SM)
                 PIONEER VISION 2(SM)
                 VARIABLE ANNUITY


Pioneer Variable Contracts Trust


Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Stephen G. Kasnet, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Marguerite A. Piret
David D. Tripple
Stephen K. West

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Hale and Dorr LLP

Issuer
Allmerica Financial Life Insurance and Annuity Company, Contract Form A3025-96 In New York and Hawaii, issued by First Allmerica Financial Life
Insurance Company,
Contract Form A3025-96 GRC


General Distributor
Allmerica Investments, Inc.
440 Lincoln Street
Worcester, MA 01653

This report must be preceded or accompanied by a prospectus for Pioneer Vision and/or Pioneer Vision 2 Variable Annuity, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

                                                                       0298-4629
                                             (C) Pioneer Funds Distributor, Inc.